2000

annual report

Delaware Pooled Trust

U.S. Equities
  The Large-Cap Value Equity Portfolio
  The Equity Income Portfolio
  The Core Equity Portfolio
  The Select Equity Portfolio
  The All-Cap Growth Equity Portfolio
  The Mid-Cap Growth Equity Portfolio
  The Small-Cap Value Equity Portfolio
  The Small-Cap Growth Equity Portfolio
  The Real Estate Investment Trust Portfolio II

U.S. Fixed Income
  The Intermediate Fixed Income Portfolio
  The Aggregate Fixed Income Portfolio
  The High-Yield Bond Portfolio
  The Diversified Core Fixed Income Portfolio

Balanced
  The Balanced Portfolio

International Equities
  The International Large-Cap Equity Portfolio
  The Global Equity Portfolio
  The International Equity Portfolio
  The Labor Select International Equity Portfolio
  The International Small-Cap Portfolio
  The Emerging Markets Portfolio

International Fixed Income
  The Global Fixed Income Portfolio
  The International Fixed Income Portfolio


[LOGO]

Contents

Portfolio Returns .......................................................    2-3
Portfolio Objectives ....................................................    4-5
The Large-Cap Value Equity Portfolio Review .............................      6
The Equity Income Portfolio Review ......................................      8
The Core Equity Portfolio Review ........................................     10
The Select Equity Portfolio Review ......................................     12
The All-Cap Growth Equity Portfolio Review ..............................     14
The Mid-Cap Growth Equity Portfolio Review ..............................     16
The Small-Cap Value Equity Portfolio Review .............................     18
The Small-Cap Growth Equity Portfolio Review ............................     20
The Real Estate Investment Trust Portfolio II Review ....................     22
The Intermediate Fixed Income Portfolio Review ..........................     24
The Aggregate Fixed Income Portfolio Review .............................     26
The High-Yield Bond Portfolio Review ....................................     28
The Diversified Core Fixed Income Portfolio Review ......................     30
The Balanced Portfolio Review ...........................................     32
The International Large-Cap Equity Portfolio Review .....................     34
The Global Equity Portfolio Review ......................................     36
The International Equity Portfolio Review ...............................     38
The Labor Select International Equity Portfolio Review ..................     40
The International Small-Cap Portfolio Review ............................     42
The Emerging Markets Portfolio Review ...................................     44
The Global Fixed Income Portfolio Review ................................     46
The International Fixed Income Portfolio Review .........................     48
Financial Statements ....................................................     50

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization that invests more than $45 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Management Company, a Philadelphia-based division of Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Balanced Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, One Commerce Square, Philadelphia, Pennsylvania 19103.


                                   2000 Annual Report o Delaware Pooled Trust  1

Portfolio Returns
Periods ending October 31, 2000

Average Annual Total Return*                                     One       Three         Five          Since
                                                                Year       Years         Years       Inception+
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            6.42%       8.39%       15.04%         15.42%
S&P 500 Index                                                   6.09       17.61        21.74          17.91
------------------------------------------------------------------------------------------------------------------------------------
The Equity Income Portfolio                                     5.90          --           --          (1.08)
S&P 500 Index                                                   6.09          --           --           4.28
------------------------------------------------------------------------------------------------------------------------------------
The Core Equity Portfolio                                      (5.17)         --           --           0.73
Russell 1000 Index                                              9.06          --           --          20.62
------------------------------------------------------------------------------------------------------------------------------------
The Select Equity Portfolio                                     1.63          --           --           2.01
Russell 3000 Index                                              9.63          --           --           6.46
------------------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio**                             --          --           --           3.18
Russell 3000 Growth Index                                         --          --           --         (12.72)
------------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                            53.86       32.41        25.35          17.88
Russell MidCap Growth Index                                    38.67       25.05        23.51          18.36
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                           10.72          --           --           7.73
Russell 2000 Value Index                                       17.30          --           --          14.26
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                          47.57          --           --          52.82
Russell 2000 Growth Index                                      16.16          --           --          24.56
------------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                  25.78          --           --           2.62
NAREIT Equity REIT Index                                       18.28          --           --          (1.39)
------------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                         7.01        5.07           --           5.69
Lehman Brothers Government/Corporate
Intermediate Bond Index                                         6.46        5.47           --           5.91
------------------------------------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio                            5.88          --           --           4.27
Lehman Brothers Aggregate Bond Index                            7.30          --           --           5.45
------------------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                                   4.02        1.07           --           5.15
Salomon Smith Barney High-Yield Cash Pay Index                 (0.69)       1.33           --           3.97
------------------------------------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio                     7.59          --           --           6.94
Lehman Brothers Aggregate Bond Index                            7.30          --           --           5.45
------------------------------------------------------------------------------------------------------------------------------------
The Balanced Portfolio                                         (1.04)         --           --          (5.88)
60% S&P 500 Index/
40% Lehman Brothers Aggregate Bond Index                        6.85          --           --           5.33

2  Delaware Pooled Trust o 2000 Annual Report

                                                                 One       Three         Five          Since
                                                                Year       Years         Years       Inception+
------------------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**++                  --          --           --          (3.78)
Morgan Stanley Capital International
EAFE Stock Index (net)                                            --          --           --          (6.16)
------------------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio++                                  (0.81)       4.79           --           3.15
Morgan Stanley Capital International
World Stock Index (net)                                         1.09       13.33           --          13.33
------------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio                              3.35        6.80         9.86          10.11
Morgan Stanley Capital International
EAFE Stock Index (net)                                         (2.90)       9.42         8.65           8.36
------------------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio                 3.07        6.49           --          10.87
Morgan Stanley Capital International
EAFE Stock Index (net)                                         (2.90)       9.42           --           7.46
------------------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio ++                       (2.96)         --           --          (0.98)
Salomon Smith Barney
Extended Market Index (ex-U.S.)                                (1.07)         --           --          (0.63)
------------------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio ++                              (2.40)      (6.94)          --          (8.09)
Morgan Stanley Capital International
Emerging Markets Free (Equity) Index                           (8.81)      (3.09)          --          (7.65)
------------------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio                              (9.51)      (2.07)        2.91           6.30
Salomon Smith Barney World
Government Bond Index                                          (5.08)       1.38         2.42           5.53
------------------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio                      (13.54)      (3.85)          --          (1.37)
Salomon Smith Barney Non-U.S. World
Government Bond Index                                          (9.70)      (0.38)          --           1.14
------------------------------------------------------------------------------------------------------------------------------------

* Past performance cannot guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower.

** Portfolio has been active for less than 12 months. The return is calculated from the inception date. Such short-term returns may not be meaningful, as they do not represent a longer-term perspective on the Portfolio's performance.

+ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Large-Cap Value Equity, February 3, 1992; Equity Income, June 30, 1999; Core Equity, September 15, 1998; Select Equity, June 29, 1999; All-Cap Growth Equity, March 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Value Equity, March 29, 1999; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Aggregate Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997; Balanced, June 30, 1999; International Large-Cap Equity, December 14, 1999; Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

++ These four Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

                                   2000 Annual Report o Delaware Pooled Trust  3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The Core Equity Portfolio seeks capital appreciation and income. The Portfolio seeks to achieve these objectives by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware believes have potential for above-average dividend increases over time.

The Select Equity Portfolio seeks to provide maximum long-term capital appreciation by investing primarily in exchange-traded equity securities. The 20-30 stocks we select must pass three screens: stocks that have already been selected by our portfolio managers for other Delaware funds, quantitative models that help rank the stocks, and fundamental analysis on the top 25% in that ranking.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation by investing in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer significant long-term growth potential at the time of purchase.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital appreciation; current income is expected to be incidental. The Portfolio seeks to achieve its objective by investing in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio seeks to invest primarily in stocks of real-estate investment trusts.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of investment-grade fixed income securities, including U.S. government securities, mortgage-backed securities, corporate bonds, and other fixed-income securities.


4  Delaware Pooled Trust o 2000 Annual Report

The High-Yield Bond Portfolio seeks high total return. The Portfolio seeks to invest primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc., or in bonds that are unrated.

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk, by using a multi-sector investment approach, investing assets principally in investment-grade, high-yield, and foreign bonds.

The Balanced Portfolio seeks a balance of capital appreciation, income, and preservation of capital by investing primarily in common stocks of established companies that Delaware believes have the potential for long-term capital appreciation. The Portfolio also invests at least 25% of its assets in various types of fixed-income securities, such as U.S. government securities and corporate bonds.

The International Large-Cap Equity Portfolio seeks long-term total return by investing in large-capitalization stocks of non-U.S. corporations located mainly in developed countries. In Delaware's opinion, the stocks of these companies will be undervalued at the time of purchase based on our fundamental analysis.

The Global Equity Portfolio seeks long-term growth without undue risk to principal by investing in global equity securities that provide the potential for capital appreciation and income. The Portfolio seeks to invest in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Equity Portfolio seeks maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser.

The Labor Select International Equity Portfolio seeks maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio seeks to invest in stocks that, in the opinion of Delaware, are undervalued at the time of purchase based on rigorous fundamental analysis conducted by the investment adviser, and that are compatible with certain investment policies or restrictions followed by organized labor.

The International Small-Cap Portfolio seeks long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in stocks of issuers located or operating in emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal, by investing primarily in fixed-income securities of international (non-U.S.) markets. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries outside the U.S.

                                   2000 Annual Report o Delaware Pooled Trust  5

Large-Cap Value Equity:
Strong Performance In Second Half

After three years of investors' focusing almost exclusively on growth stocks, the tide appears to have shifted. Investor sentiment began to change almost overnight in March 2000. At the end of September, value stocks finished a second consecutive calendar quarter of strong performance, outperforming the Standard & Poor's 500 Index for the first time in nearly three years. Although the Large-Cap Value Equity Portfolio performed poorly in the first half of its fiscal year, returns were positive in the second half. Returns for its fiscal year were slightly above those of the S&P 500 Index--6.42% for the Portfolio versus 6.09% for the S&P 500.

Financial services continues to be our largest sector weighting, contributing to positive performance. In the past six months we increased our holdings in property/casualty insurance companies, which benefited from their first rate increases in several years. We bought Allstate Insurance and Ace Ltd. Other new financial sector companies are Federal Home Loan Association, whose price rose when Congress was unsuccessful in its attempt to rescind its backing of the government agencies. Prices were also hurt by the Federal Reserve's interest rate hikes, but rebounded when the rates appeared to hold steady.

The Portfolio remains overweighted vs. the S&P 500 Index in energy. Premiums are now being paid for companies with visible earnings growth, and domestic oil and gas companies are particularly attractive because they are not subject to currency fluctuations. We took profits in Chevron and Columbia Energy.

We believe technology issues will continue to be on the defensive. The S&P 500 Index recently reduced its technology weighting, and we remain underweighted as well. However, the telecommunications sector appears strong. We purchased SBC Communications and Verizon Communications, two Regional Bell Operating Companies (RBOCs) with high visible earnings, low valuations and strong cash flow.

Average Annual Total Return*
Periods ending October 31, 2000
-------------------------------------------------
One Year      Five Years      Since Inception
6.42%         15.04%          15.42%
-------------------------------------------------

Growth of $10,000*

       Large-Cap Value Equity Portfolio        S&P 500 Index ($000)
            03-Feb-92  $10,000.00                        10
            30-Jun-92  $10,550.04                        10.5
            31-Dec-92  $11,355.43                        11
            30-Jun-93  $12,527.49                        11.5
            30-Dec-93  $13,584.51                        12
            30-Jun-94  $13,816.94                        11.6
            28-Dec-94  $14,025.98                        12.5
            30-Jun-95  $16,486.42                        12.5
            27-Dec-95  $18,712.41                        14.7
            30-Jun-96  $20,165.85                        16.5
            12-Dec-96  $22,352.81                        18
            30-Jun-97  $26,534.38                        19.1
            16-Dec-97  $29,513.73                        22.2
            22-Jun-98  $32,040.60                        27
            18-Dec-98  $32,521.15                        27.6
            22-Jun-99  $35,238.18                        31.3
            17-Dec-99  $31,720.85                        31.7
            30-Jun-00  $31,114.50                        37.4
            31-Oct-00  $35,031.00                        42.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Standard & Poor's 500 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

6  Delaware Pooled Trust o 2000 Annual Report

Going forward, we continue to favor interest-rate-sensitive stocks and will focus on financial services companies, particularly property/casualty insurance companies. We feel the healthcare/pharmaceutical sector also has a positive outlook: good demographics as the population ages, good pricing and strong unit growth. These shares were impacted before the election, and now appear attractive.

Stock selection remains key to the Portfolio's performance. We continue to focus on companies with well-above-average dividend yields, and seek bargain stocks that have fallen out of favor but whose businesses remain sound and whose valuations are compelling.

Portfolio Manager

George E. Deming

Mr. Deming received a bachelor's degree in Economics and Political Science from the University of Vermont and a master's degree in International Affairs from the University of Pennsylvania's Wharton School. Before joining Delaware in 1978, he was responsible for institutional portfolio management at White Weld & Co. He is a member of the Financial Analysts of Philadelphia.

Portfolio Profile
October 31, 2000

Total net assets ......................................  $82.9 million
Inception date .....................................  February 3, 1992
Asset composition (based on total net assets)
   Common stocks .............................................  98.91%
   Cash equivalents and other net assets ......................  1.09%
Number of holdings ...............................................  77

Top 10 holdings
   1.  SBC Communications
   2.  Exxon Mobil
   3.  McGraw-Hill
   4.  Alcoa
   5.  El Paso Energy
   6.  Mellon Financial
   7.  Kimberly-Clark
   8.  Fannie Mae
   9.  Aon
   10. Freddie Mac

Industry Composition (based on total net assets)

Banking & Finance 22.00%
Food, Beverage & Tobacco 9.33%
Energy 8.67%
Telecommunications 8.30%
Healthcare & Pharmaceuticals 7.02%
Consumer Products 6.78%
Utilities 4.66%
Insurance 4.48%
Cable, Media & Publishing 3.96%
Automobiles & Automotive Parts 3.89%
Electronics & Electrical Equipment 2.99%
Leisure, Lodging & Entertainment 2.99%
Paper & Forest Products 2.56%
Chemicals 2.40%
Metals & Mining 2.09%
Industrial Machinery 2.06%
Computers & Technology 1.74%
Retail 1.22%
Aerospace & Defense 0.97%
Transportation & Shipping 0.80%
Net cash & other assets 1.09%

2000 Annual Report o Delaware Pooled Trust  7

Equity Income:
Portfolio Benefiting From Value Rebound

The Equity Income Portfolio witnessed a positive return for its fiscal year ended October 31, 2000, although it slightly lagged the returns of its benchmark over the same period. The Portfolio posted a 5.90% return versus 6.09% for the S&P 500 Index.

Value-oriented investing has been out of favor since mid-1998, when emphasis on large-cap, fast-growing technology companies became the rage. Growth stocks led the market until March of 2000 when market sentiment began to turn. Since then, some investors seemed disillusioned with technology and growth investing and seeking balance in their portfolios have been buyers of value-oriented investments. Although the market has been very volatile, it has broadened and value investing appears to be coming back into favor. As many Internet companies began to unravel, traditional investment rules again apply. The market is now beginning to recognize solid companies with good fundamentals selling at low premiums.

Since the Portfolio's inception on June 30, 1999, we have remained true to our mission, emphasizing value over growth. Therefore, our technology weightings have been low relative to the general market, and performance has suffered. Now that investors are recognizing value shares, we are beginning to deliver positive returns. In our opinion, March 10, 2000 served as a general turning point for value stocks in terms of performance over the past few years. For the period from March 1, 2000 to October 31, 2000, the Equity Income Portfolio had a total return of 20.44%. This is particularly impressive when compared to the indices: over the same period, the S&P 500 returned 3.0% and the NASDAQ was down 35%.

Over the past year, the Equity Income Portfolio has been focusing on investing in the "new economy" by purchasing undervalued "old economy" companies that are applying new technologies to their business models. The new technologies are helping these companies improve their competitive position and increase market share. Consequently, they are delivering better-than-expected earnings growth and their stocks have driven our good performance in the latter half of the year. These stocks include Alcoa, Kimberly-Clark and General Motors.



Average Annual Total Return*
Periods ending October 31, 2000
---------------------------------
One Year      Since Inception
5.90%         (1.08)%
---------------------------------

Growth of $10,000*


          Equity Income Portfolio               S&P 500 Index ($000)
           30-Jun-99  $10,000.00                         10
           30-Sep-99   $9,117.64                          9.7
           31-Dec-99   $9,258.00                         10
           31-Mar-00   $8,780.16                         10.2
           30-Jun-00   $8,732.38                         10.7
           30-Sep-00   $9,449.13                         10.6
           31-Oct-00   $9,855.29                         10.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Standard & Poor's 500 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Equity Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

8  Delaware Pooled Trust o 2000 Annual Report

We also increased our weighting in financial services, and we particularly like property/casualty insurance issues, which are benefiting from their first rate increases in several years. Two insurance brokerages in the Portfolio are Marsh & McLennan and Aon. We also own Chase Manhattan Corp., as well as non-bank financials, such as Fannie Mae (FNMA), which did well when Congress backed away from its attempt to rescind its backing of government agencies.

We have been net buyers of healthcare, consumer cyclicals, and economically sensitive stocks, such as aluminum, paper and chemical companies. During the second half of the year, we took profits in energy and utilities, which did well when prices began to rise.

Going forward, we believe the economy is still strong despite a modest slowdown in economic growth here and abroad. We anticipate a soft landing ahead, with no prospect of a recession in the near term in our view. Earnings growth remains good in many sectors, and we are having no problems finding companies poised to produce better-than-expected earnings growth over the next six months and selling at low valuations because of high energy prices and the current political landscape.

Portfolio Manager

John B. Fields

Mr. Fields holds an MBA in Finance and Investments from Ohio State University. He joined Delaware in 1992. Previously he was Director of Equity Research at Comerica Bank and Director of Domestic Equity Management at DuPont. He is a Chartered Financial Analyst.

Portfolio Profile
October 31, 2000

Total net assets .....................................  $107.0 million

Inception date ........................................  June 30, 1999

Asset composition (based on total net assets)
   Common stocks .............................................  94.57%
   Corporate bonds ............................................  2.42%
   Cash equivalents and other net assets ......................  3.01%

Number of holdings ..............................................  106

Top 10 holdings
   1.   Fannie Mae
   2.   American Home Products
   3.   Kimberly-Clark
   4.   Alcoa
   5.   American General
   6.   Exxon Mobil
   7.   Bristol-Myers Squibb
   8.   Aon
   9.   SBC Communications
   10.  Baxter International

Industry Composition (based on total net assets)

Banking & Finance 16.64%
Healthcare & Pharmaceuticals 10.55%
Insurance 9.82%
Energy 9.51%
Telecommunications 6.36%
Food, Beverage & Tobacco 5.53%
Consumer Products 5.02%
Utilities 4.86%
Computers & Technology 3.81%
Cable, Media & Publishing 3.46%
Industrial Machinery 3.01%
Automobiles & Automotive Parts 2.88%
Metals & Mining 2.41%
Electronics & Electrical Equipment 2.13%
Leisure, Lodging & Entertainment 2.09%
Retail 2.06%
Chemicals 1.89%
Paper & Forest Products 1.16%
Aerospace & Defense 0.70%
Textiles, Apparel & Furniture 0.68%
Bonds 2.42%
Net Cash & Other Assets 3.01%

                                   2000 Annual Report o Delaware Pooled Trust  9

Core Equity:
"Growth At A Reasonable Price" Returns To Favor

The Core Equity Portfolio adhered to its strategy of investing in companies we consider undervalued that have consistent, stable earnings growth. The Portfolio experienced a noticeable pick-up in performance toward the end of the fiscal year when our investment strategy started to return to favor, specifically from August through October. However, the Portfolio registered an overall loss of (5.17)% for the 12-month period ended October 31, 2000.

Our disappointing performance resulted primarily from the market's very narrow focus on highly valued momentum-driven technology stocks in the first half of our fiscal period. In April, when the market began to focus once again on valuations and earnings, the Portfolio's performance picked up relative to the overall market. And because of changes in the valuations of numerous technology companies, we were able to increase our exposure to this dynamic sector. From August through October, as we began to see more attention paid to growth at a reasonable price, our performance improved materially.

Among our holdings, stocks in the energy, financial services and consumer staples sectors, all performed well. The Portfolio benefited from strong performance from Amerada Hess and Halliburton, among others.

Our investments in financial companies, such as MBNA and Capital One Financial, and in government services enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac), performed well over the fiscal year. In consumer staples, we benefited by owning Best Foods, a very high quality company that was acquired by Unilever.

The Portfolio also experienced some disappointments. Many investors who held companies that missed their earnings or downgraded their forecasts got stung. In our case, Honeywell, which has since been acquired by General Electric, and Procter & Gamble missed earnings targets.

Average Annual Total Return*
Periods ending October 31, 2000
---------------------------------
One Year      Since Inception
(5.17)%       0.73%
---------------------------------

Growth of $10,000*


           Core Equity Portfolio             Russell 1000 Index ($000)
           15-Sep-98  $10,000.00                     10
           30-Sep-98   $9,694.11                     10.8
           17-Dec-98  $11,276.50                     12.6
           31-Mar-99  $10,840.06                     13.2
           30-Jun-99  $11,878.07                     12.7
           30-Sep-99  $10,415.43                     14.7
           17-Dec-99  $10,477.91                     14.1
           31-Mar-00  $10,347.08                     15.4
           30-Jun-00  $10,382.76                     14.9
           30-Sep-00  $10,216.26                     15.7
           31-Oct-00  $10,156.79                     14.8

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 1000 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Core Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


10  Delaware Pooled Trust o 2000 Annual Report

A major factor in our overall underperformance was our substantial underweighting in technology stocks. Early in our fiscal period, we held just 15% of the Portfolio's assets in technology stocks, compared with a much larger technology weighting for the Russell 1000 Index. Our focus on stocks with reasonable valuations prevented us from buying many of the high-flying technology stocks.

However, as stock prices in the technology sector declined over the past six months, we took advantage of opportunities to purchase some high-quality companies that we believed had returned to more reasonable valuations while continuing to reach their earnings targets. Our recent additions in this sector include EMC Corp, Electronic Data Systems and First Data. These companies have consistent earnings growth, but have traded at relative discounts to their earnings history and to the market.

Corporate profits appear to be slowing, due in part to rising costs and to a natural economic slowing after a prolonged period of expansion. This type of environment is generally positive for our investing style, as it tends to favor solid companies that report consistent earnings. In our opinion, it appears more likely that the Federal Reserve Board may begin lowering interest rates next year. We are looking for opportunities in stocks that tend to perform well in the early stages of the economic cycle, such as retail stocks. Generally, we are confident about investment opportunities for the Portfolio over the next year.

Portfolio Manager

Francis X. Morris

Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

Portfolio Profile
October 31, 2000

Total net assets .......................................  $2.0 million

Inception date ...................................  September 15, 1998

Asset composition (based on total net assets)
   Common stocks .............................................  95.71%
   Cash equivalents and other net assets ......................  4.29%

Number of holdings ...............................................  61

Top 10 holdings
   1.   Freddie Mac
   2.   Johnson & Johnson
   3.   General Electric
   4.   SBC Communications
   5.   Tyco International
   6.   Tidewater
   7.   Exxon Mobil
   8.   FleetBoston Financial
   9.   Microsoft
   10.  Coastal

Industry Composition (based on total net assets)

Banking, Finance & Insurance 20.85%
Computers & Technology 19.81%
Healthcare & Pharmaceuticals 12.59%
Telecommunications 10.00%
Energy 9.15%
Electronics & Electrical Equipment 4.74%
Consumer Products 4.42%
Retail 2.90%
Transportation & Shipping 2.73%
Food, Beverage & Tobacco 2.55%
Utilities 2.21%
Leisure, Lodging & Entertainment 1.47%
Chemicals 1.20%
Aerospace & Defense 1.09%
Net Cash & Other Assets 4.29%

                                  2000 Annual Report o Delaware Pooled Trust  11

Select Equity:
Volatility Keeps A Lid On Returns

The Select Equity Portfolio returned 1.63% for the fiscal year ended October 31, 2000. The Portfolio underperformed its benchmark--the Russell 3000 Index--which posted a 9.63% return for the same period.

The equity markets experienced periods of extreme volatility from mid-March through October 2000, due in part to an attempt by the Federal Reserve to slow the economy through three consecutive interest-rate hikes. In the first half of the year, the Portfolio was overweighted in technology issues. As rates rose, technology companies had a difficult time maintaining the high rates of growth that had propelled their stock prices in the previous 18 months. As fundamentals deteriorated, we eliminated several positions in technology. These included Computer Associates and Nextel. We also eliminated Circuit City, a consumer electronics retailer, when fundamental analysis showed weakness; we sold the stock at a profit just before its decline. Beverage stocks were also major contributors to positive performance as Anheuser Busch, maker of Budweiser, did very well.

Select Equity's investment strategy relies on individual stock selection, with very little consideration given to macro-economic and other criteria. The Portfolio seeks companies whose shares are undervalued relative to the market and to others in its market sector. Stock selection is based upon a proprietary screening process using a sophisticated quantitative model that scores each stock in our universe on valuation expectations and risk characteristics. We then perform fundamental research to determine which of the attractive quantitative candidates are the most appropriate for inclusion in the Portfolio.

New companies in the Portfolio are Ingersoll Rand and General Electric, which we believe should benefit from its acquisition of Honeywell. We sold Coastal, an energy company, and bought Williams Companies, a diversified energy company with a majority ownership in Williams Communications Group, which provides telecommunications over fiberoptic cables. Williams is in the process of separating its energy business from telecommunications. It has underperformed other diversified energy companies and we believe it has the potential to be a strong performer for us.


Average Annual Total Return*
Periods ending October 31, 2000
----------------------------------
One Year      Since Inception
1.63%         2.01%
----------------------------------

Growth of $10,000*


           Select Equity Portfolio            Russell 3000 Index ($000)
            29-Jun-99  $10,000.00                      10
            30-Sep-99   $9,388.23                       9.7
            31-Dec-99  $10,435.29                       9.9
            31-Mar-00  $11,505.88                      10.4
            30-Jun-00  $10,023.52                      11
            30-Sep-00   $9,764.70                      10.8
            31-Oct-00  $10,270.58                      11

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 3000 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Select Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

12  Delaware Pooled Trust o 2000 Annual Report

As the economy slows, we believe more investors will be scrutinizing fundamentals, looking at valuations and earnings potential. As always, we will rely on individual stock selection, seeking attractively valued issues whose fundamentals are intact.

Portfolio Managers

Timothy G. Connors

Mr. Connors earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. He joined Delaware in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

J. Paul Dokas

Mr. Dokas is responsible for producing quantitative research used to develop new global investment services, refine existing services, and make asset-allocation decisions. He joined Delaware in 1997. He previously was Director of Trust Investment Management at Bell Atlantic Corporation. He earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a Chartered Financial Analyst.

Portfolio Profile
October 31, 2000

Total net assets .......................................  $2.1 million

Inception date ........................................  June 29, 1999

Asset composition (based on total net assets)
Common stocks ...............................................  100.48%
Cash equivalents and other net assets .......................  (0.48)%

Number of holdings ..............................................  26

Top 10 holdings
   1.    Merck & Company
   2.    Microsoft
   3.    Verizon Communications
   4.    Symbol Technologies
   5.    Intel
   6.    Freddie Mac
   7.    BellSouth
   8.    Chase Manhattan
   9.    Alcoa
   10.   Sprint PCS

Industry Composition (based on total net assets)

Banking, Finance & Insurance 19.11%
Telecommunications 15.70%
Computers & Technology 12.27%
Healthcare & Pharmaceuticals 8.22%
Electronics & Electrical Equipment 7.92%
Energy 7.33%
Cable, Media & Publishing 7.10%
Metals & Mining 3.90%
Industrial Machinery 3.85%
Leisure, Lodging & Entertainment 3.83%
Food, Beverage & Tobacco 3.78%
Consumer Products 3.76%
Utilities 3.71%
Net cash & other assets -0.48%

                                  2000 Annual Report o Delaware Pooled Trust  13

All-Cap Growth Equity:
Outperformance In A Poor Market For Growth Stocks

The All-Cap Growth Equity Portfolio commenced trading on March 31, 2000. Since its inception in March, the Portfolio has performed well relative to its benchmark. It returned 3.18% for the seven-month period ended October 31, 2000, outperforming the Russell 3000 Growth Index by more than 1500 basis points.

Technology was the largest sector weighting in the Portfolio, and the main contributor to performance. Good performers include Extreme Networks, which provides switching solutions of local area telephone networks (LANS), and Net IQ, an applications management software firm. Both posted strong sales growth during the past year. The Portfolio also did well in the financial services and retail sectors. Zions Bancorp, a holding company for Southwest regional banks, and Walgreen, a national drugstore chain, were the best performers in these sectors.

Poor performers were SI Technologies, a provider of applications that enable corporations to offer secure networks and security services; Pinnacle Holdings, a real estate investment trust (REIT); and Radio One, a radio company experiencing a slowdown in advertising revenues. All were sold.

Looking ahead, we believe the market will continue to emphasize earnings growth, although as the economy slows earnings will likely not grow quite as rapidly as in the past three years. Stock selection remains key to positive performance results. We will continue to select stocks of companies with continued growth and strong earnings potential covering the full range of market capitalization, eliminating those that do not meet our expectations, and we remain confident about the outlook for the Portfolio.


Total Return*
For the period March 31 to October 31, 2000
-----------------------------------------------
3.18%
-----------------------------------------------

Growth of $10,000*


         All-Cap Growth Equity Portfolio    Russell 3000 Growth Index ($000)
             31-Mar-00  $10,000.00                       10
             30-Apr-00   $9,976.47                        9.5
             31-May-00   $9,105.88                        9
             30-Jun-00  $10,411.76                        9.7
             31-Jul-00  $10,270.58                        9.3
             31-Aug-00  $11,576.46                       10.1
             30-Sep-00  $11,352.94                        9.2
             31-Oct-00  $10,317.64                        8.7

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 3000 Growth Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

14  Delaware Pooled Trust o 2000 Annual Report

Portfolio Manager

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2000

Total net assets ......................................  $13.1 million

Inception date .......................................  March 31, 2000

Asset composition (based on total net assets)
   Common stocks .............................................  95.84%
   Cash equivalents and other net assets ......................  4.16%

Number of holdings ...............................................  58

Top 10 holdings
   1.    i2 Technologies
   2.    America Online
   3.    Extreme Networks
   4.    Network Appliance
   5.    Genentech
   6.    Veritas Software
   7.    Brinker International
   8.    Applied Micro Circuits
   9.    Kohl's
   10.   JDS Uniphase

Industry Composition (based on total net assets)

Technology/Software 22.30%
Banking, Finance & Insurance 13.54%
Telecommunications 12.16%
Retail 11.55%
Electronics & Electrical Equipment 10.03%
Healthcare & Pharmaceuticals 7.13%
Utilities 3.91%
Consumer Services 3.68%
Leisure, Lodging & Entertainment 3.68%
Cable, Media & Publishing 2.83%
Computers & Technology 2.73%
Transportation & Shipping 1.07%
Energy 0.65%
Business Services 0.58%
Net Cash & Other Assets 4.16%

                                  2000 Annual Report o Delaware Pooled Trust  15

Mid-Cap Growth Equity:
Significant Outperformance Amid Extreme Volatility

Mid-capitalization growth stocks were the best performing segment of the overall market for the 12 months ended October 31,2000, as investors turned their focus away from the large-capitalization issues that led the market during much of 1999. The Mid-Cap Growth Equity Portfolio returned 53.86% during its fiscal year, as compared with the Russell Midcap Growth Index's 38.67% return for the same period. In this environment, the Portfolio performed well on both an absolute and a relative basis, posting a return more than 1500 basis points better than its benchmark. (Due to recent market volatility, current performance may differ substantially. Visit www.delawareinvestments.com/institutional or call 1-800-231-8002 for the most recent calendar quarter returns.)

The past fiscal year was characterized by extreme volatility. Growth-oriented indices posted strong returns in the last quarter of 1999 and this performance continued until mid-March of the year 2000. As the Federal Reserve implemented a series of interest rate hikes, growth stocks experienced substantial declines during April and May. The volatility continued into the final months of the fiscal year, with strong increases in June and August mixed in with negative returns in July, September and October.

Technology was the Portfolio's largest sector weighting over the reporting period, and contained many of the largest contributors to the excellent returns. Network Appliance, Ciena Corporation and PMC-Sierra were the three best performing stocks during the year, with each delivering a return exceeding 300%. Network Appliance manufactures high performance network data storage devices, Ciena manufactures systems for optical telecommunications networks, and PMC-Sierra develops high performance semiconductor networking solutions.

Business and financial services companies--another significant source of strong performance--also did very well. Fiserv, which provides information management products and services to financial institutions, was the prime contributor to this sector.


Average Annual Total Return*
Periods ending October 31, 2000
---------------------------------------------------
One Year      Five Years      Since Inception
53.86%        25.35%          17.88%
---------------------------------------------------

Growth of $10,000*


       Mid-Cap Growth Equity Portfolio        Russell Midcap Growth Index ($000)
            27-Feb-92  $10,000.00                           10
            30-Jun-92   $8,400.00                            9.6
            31-Dec-92  $10,137.00                            9.9
            30-Jun-93  $10,147.02                           10.8
            30-Dec-93  $11,379.09                           11.6
            30-Jun-94  $10,418.05                           12.2
            28-Dec-94  $10,814.79                           11.9
            30-Jun-95  $12,437.53                           13
            27-Dec-95  $14,031.45                           15.4
            28-Jun-96  $16,256.22                           16.7
            10-Dec-96  $16,333.28                           17.9
            28-Jun-97  $16,936.76                           17.7
            16-Dec-97  $17,697.69                           23.2
            30-Jun-98  $20,626.96                           25.3
            18-Dec-98  $20,358.46                           21
            30-Jun-99  $25,006.51                           26
            17-Dec-99  $33,936.96                           29.4
            30-Jun-00  $39,291.90                           48.7
            31-Oct-00  $41,668.16                           43.1

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell Midcap Growth Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

16  Delaware Pooled Trust o 2000 Annual Report

The Portfolio was also overweighted relative to the Russell Midcap Growth Index in consumer stocks. Kohl's, a growing department store chain, and Bed Bath & Beyond, a nationwide chain of superstores selling predominantly better quality household goods, were the two best performing retail stocks.

Poor performers were SI Technologies and Checkfree Corporation. Each failed to deliver expected sales and earnings growth during the year, and were sold.

Looking forward, we believe the market will continue to focus on earnings growth, rewarding those companies that exhibit continued growth and penalizing those that fall short of expectations. In this environment, we will continue to select shares of companies that have strong earnings outlooks and are the recognized leaders in their respective industries.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

John A. Heffern

Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex Brown & Sons.

Portfolio Profile
October 31, 2000

Total net assets .......................................  $6.5 million

Inception date ....................................  February 27, 1992

Asset composition (based on total net assets)
   Common stocks .............................................  96.06%
   Cash equivalents and other net assets ......................  3.94%

Number of holdings ...............................................  59

Top 10 holdings
   1.    Veritas Software
   2.    Network Appliance
   3.    Extreme Networks
   4.    PerkinElmer
   5.    Kohl's
   6.    PMC-Sierra
   7.    JDS Uniphase
   8.    Brinker International
   9.    i2 Technologies
   10.   Bed Bath & Beyond

Industry Composition (based on total net assets)

Computers & Technology 20.98%
Electronics & Electrical Equipment 15.57%
Telecommunications 13.39%
Banking, Finance & Insurance 11.29%
Retail 10.98%
Healthcare & Pharmaceuticals 5.96%
Leisure, Lodging & Entertainment 5.83%
Business Services 5.81%
Cable, Media & Publishing 3.04%
Consumer Products 2.00%
Utilities 1.21%
Net Cash & Other Net Assets 3.94%

                                  2000 Annual Report o Delaware Pooled Trust  17

Small-Cap Value Equity:
Recent Gains In Second Half Buoy Portfolio

The six months ended October 31, 2000 represent a welcome turnaround for both the Small-Cap Value Equity Portfolio and for value stocks in general from the last three years when investors primarily focused on growth stocks. However, for its fiscal year the Portfolio lagged its benchmark; it returned 10.72%, trailing the Russell 2000 Value Index by more than 600 basis points. In the first six months, the Portfolio performed poorly as value was out of favor and earnings appeared to matter little in investors' minds. Performance improved substantially in the last six months of fiscal 2000 as the market began to recognize value. In our view, the third quarter of 2000 signified the first full calendar quarter in which small-cap value stocks in general saw a marked improvement in performance versus the past couple years. The third calendar quarter of 2000 saw the Portfolio's 9.7% return best the 7.3% return for the Russell 2000 Value Index. It significantly outperformed the 1.1% return for the Russell 2000, the most popular index of small capitalization equities.

Small-cap value investing fell on hard times beginning in 1998, when Asian markets faltered and investors began to shun stocks of companies without solid, visible earnings growth. As Internet stocks and other concept stocks took off, value stocks of all sizes--particularly those of small companies--were largely ignored.

But the tide appears to have finally shifted. Beginning in March 2000, small-cap value stocks began to attract investor attention. In fact, since June, investors that we feel have become disillusioned with technology and growth investing in general have been net buyers of small-cap value funds, while continuing to divest themselves of mid- and large-cap value holdings. Many are seeking to provide balance to the growth in their portfolios by diversifying into value shares.



Average Annual Total Return*
Periods ending October 31, 2000
-----------------------------------
One Year      Since Inception
10.72%        7.73%

Growth of $10,000*


       Small-Cap Value Equity Portfolio        Russell 2000 Value Index ($000)
            29-Mar-99  $10,000.00                          10
            30-Jun-99  $11,388.23                          10.9
            30-Sep-99  $10,294.11                          11.4
            17-Dec-99   $9,888.24                          10.5
            31-Mar-00  $10,510.83                          10.6
            30-Jun-00  $10,425.38                          11.4
            30-Sep-00  $11,438.61                          11.9
            31-Oct-00  $11,267.71                          12.4

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000 Value Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

18  Delaware Pooled Trust o 2000 Annual Report

When growth was king, many investors invested heavily in technology companies, cutting their holdings in traditional growth sectors such as healthcare and consumer goods. As prices fell on those stocks, value investors snapped them up, and these are now among the sectors working well in this year's overall poor market. Once again, traditional investment rules apply: companies with good financials selling at low premiums often offer good long-term investment opportunities. As a value-oriented Portfolio, we did not get the benefit of investing in bio-technology and Internet companies (most of which had no earnings prospects), which drove the market until March.

Another reason for the move to value is that these shares traditionally hold up better in declining markets; in the recent correction, value funds fell one-third as much as growth funds.

Overall stock selection and sector weightings were key to the Portfolio's positive performance. We continued to emphasize the financial services sector, with significant contributions coming from our regional bank and insurance holdings. Our second largest sector is energy, which has also done well. However, we have recently begun to reduce our energy weighting, and expect to continue this process as the price of oil remains at unsustainable levels. At the same time, we increased our technology weighting to be more in line with the Russell 2000 Value Index. Healthcare remains an important sector.

Portfolio Manager

Christopher S. Beck

Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a Chartered Financial Analyst.

Portfolio Profile
October 31, 2000

Total net assets .......................................  $2.3 million

Inception date .......................................  March 29, 1999

Asset composition (based on total net assets)
   Common stocks .............................................  95.59%
   Cash equivalents and other net assets ......................  4.41%

Number of holdings ...............................................  81

Top 10 holdings
   1.    Everest Re Group
   2.    Suiza Foods
   3.    Jacobs Engineering Group
   4.    Federal Signal
   5.    PMI Group
   6.    D.R. Horton
   7.    Helmerich & Payne
   8.    Varian Medical Systems
   9.    Cullen/Frost Bankers
   10.   OM Group

Industry Composition (based on total net assets)

Banking, Finance & Insurance 20.58%
Energy 9.33%
Real Estate 7.71%
Healthcare & Pharmaceuticals 7.61%
Transportation & Shipping 4.82%
Computers & Technology 4.47%
Buildings & Materials 4.25%
Food, Beverage & Tobacco 4.20%
Chemicals 4.19%
Electronics & Electrical Equipment 4.11%
Retail 3.99%
Textiles, Apparel & Furniture 3.00%
Miscellaneous 2.91%
Utilities 2.82%
Telecommunications 2.75%
Automobiles & Automotive Parts 2.62%
Engineering & Construction 2.39%
Industrial Machinery 1.44%
Packaging & Containers 1.07%
Cable, Media & Publishing 1.02%
Metals & Mining 0.31%
Net Cash & Other Assets 4.41%

                                  2000 Annual Report o Delaware Pooled Trust  19

Small-Cap Growth Equity:
Exceptional Outperformance Driven By Tech, Services

The Small-Cap Growth Equity Portfolio continued to perform well in the second half of its fiscal year, finishing the year with exceptional returns and significantly outperforming its benchmark. The 47.57% return for the Portfolio was almost three times that of the Russell 2000 Growth Index. (Due to recent market volatility, current performance may differ substantially. Visit www.delawareinvestments.com/institutional or call 1-800-231-8002 for the most recent calendar quarter returns.)

The past fiscal year was characterized by extreme volatility. Growth-oriented indices posted strong returns in the last quarter of 1999 and this performance continued until mid-March of the year 2000. As the Federal Reserve implemented a series of interest rate hikes, growth stocks experienced substantial declines during April and May. The volatility continued into the final months of the fiscal year, with strong increases in June and August mixed in with negative returns in July, September and October.

Technology continued to be our largest sector weighting, containing many of the largest contributors to the year's performance. Network Appliance, which designs and manufactures high performance network data storage devices, was our best performing stock, delivering a return that exceeded 300%. Jack Henry & Associates, a developer of data processing systems for financial institutions, also did well. Semiconductor and semiconductor equipment companies also performed well during the period. PMC-Sierra Corp., which manufactures systems for optical telecommunications networks was a prime performer.

Business and financial services companies were another significant source of strong performance. Other sectors contributing to the Portfolio's solid performance were consumer products and healthcare. Strong performers in these sectors include The Cheesecake Factory, which runs upscale restaurants and distributes baked goods, and Trimeris, whose viral fusion inhibitors teach the body to inhibit virus growth.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                            Since Inception
47.57%                                              52.82%
--------------------------------------------------------------------------------

Growth of $10,000*

Small-Cap Growth Equity Portfolio            Russell 2000 Growth Index ($000)
     15-Sep-98  $10,000.00                                10
     30-Sep-98  $10,270.58                                10.5
     18-Dec-98  $12,476.47                                12.4
     31-Mar-99  $13,443.45                                12.9
     30-Jun-99  $15,459.97                                13.2
     30-Sep-99  $15,919.88                                13.5
     17-Dec-99  $19,481.20                                13.6
     31-Mar-00  $26,048.77                                17.5
     30-Jun-00  $24,915.08                                17.4
     30-Sep-00  $26,491.82                                16.4
     31-Oct-00  $24,693.56                                15.8

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000 Growth Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

20  Delaware Pooled Trust o 2000 Annual Report

Radio One, the largest radio broadcasting company in the U.S., and Register.com, a provider of internet domain registration and other web services, were two of the poorest performers during the year. We exited from both positions during the year.

As the overall economy appears to be entering into a period of declining growth, the market will increase its emphasis on earnings growth; rewarding those companies that exhibit continued growth and penalizing those companies that fall short of expectations. In this investment environment, we will continue our focus on selecting companies that have strong earnings outlooks and are the recognized leaders of their respective industries.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Marshall T. Bassett

Mr. Bassett joined Delaware in 1997. In his most recent position, he served as a Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a Trust Officer at Sovran Bank and Trust Company. He holds bachelor's and MBA degrees from Duke University.

Portfolio Profile
October 31, 2000

Total net assets..................................................$37.6 million

Inception date...............................................September 15, 1998

Asset composition (based on total net assets)
   Common stocks.........................................................96.20%
   Cash equivalents and other net assets..................................3.80%

Number of holdings...........................................................82

Top 10 holdings
   1.  Network Appliance
   2.  VERITAS Software
   3.  Applied Micro Circuits
   4.  PMC-Sierra
   5.  Micrel
   6.  Henry (Jack) & Associates
   7.  Dollar Tree Stores
   8.  i2 Technologies
   9.  XO Communications
   10. NetIQ

Industry Composition (based on total net assets)

Technology/Software 21.04%
Telecommunications 17.17%
Computers & Technology 12.59%
Retail 10.42%
Healthcare & Pharmaceuticals 9.83%
Leisure, Lodging & Entertainment 7.74%
Banking, Finance & Insurance 6.26%
Business Services 5.72%
Basic Industry/Capital Goods 2.46%
Cable, Media & Publishing 1.42%
Consumer Services 0.63%
Food, Beverage & Tobacco 0.49%
Buildings & Materials 0.43%
Net Cash & Other Assets 3.80%


                                 2000 Annual Report o Delaware Pooled Trust  21

Real Estate Investment Trust II:
Strong Outperformance In A Rebounding Market

Over the past year, REITs continued their strong recovery from a difficult two years, as real estate stocks either met or exceeded expectations. For the fiscal year ended October 31, 2000, the REIT Portfolio II returned an impressive 25.78%, 750 basis points higher than the NAREIT Equity REIT Index. Heavy weighting in the office/industrial, apartment and hotel sectors contributed to the strong performance.

A vibrant economy, strong job growth and limited supply have resulted in historically low office vacancy rates in core markets such as New York, San Francisco, Boston and Washington DC. Although space is not as tight in the suburbs, many communities have imposed strict controls on office development. The availability of capital has tightened, lenders are using higher credit standards, and space for building new supply is extremely limited--particularly in urban centers. Although demand is slowing somewhat due to the slower economy and dot.com failures, it remains strong; we now have a "red hot" market versus a "white hot" market of several months ago. The Portfolio's largest holding is Equity Office Properties Trust, the largest office owner in the country and a major player in ten core markets. Spieker Properties, with a large exposure in the San Francisco Bay area and Silicon Valley, and SL Green Realty, a Manhattan office manager, have also done well. Both are niche companies with earnings up more than 50% vs. a year ago. Although not as tight as office supply, the industrial space market is less subject to the economic swings that affect other sectors. Industrial leases have longer time horizons, space is more of a necessity, and industrial space is more efficient and less expensive to build.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                                Since Inception
25.78%                                                  2.62%
--------------------------------------------------------------------------------

Growth of $10,000*

Real Estate Investment Trust Portfolio II       NAREIT Equity REIT Index ($000)
       04-Nov-97  $10,000.00                                 10
       16-Dec-97  $10,012.20                                 10.2
       31-Mar-98  $10,530.08                                 10.4
       30-Jun-98   $9,999.87                                 10.1
       30-Sep-98   $9,062.77                                  8.4
       18-Dec-98   $8,896.35                                  8.8
       31-Mar-99   $8,525.12                                  8.4
       30-Jun-99   $9,625.77                                  9.2
       30-Sep-99   $8,857.27                                  8.6
       17-Dec-99   $8,400.13                                  8
       31-Mar-00   $9,144.36                                  8.4
       30-Jun-00  $10,384.74                                  9
       30-Sep-00  $11,156.53                                 10.1
       31-Oct-00  $10,805.09                                  9.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The NAREIT Equity REIT Index is an unmanaged index and a theoretical measure of the performance of real-estate investment trust stocks in aggregate rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Note: Funds such as The REIT Portfolio II that concentrate investments in one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

22  Delaware Pooled Trust o 2000 Annual Report

Multi-family dwellings constitute another profitable sector. Demand is high, supply is low, and rents have risen dramatically. Holdings that have performed well include Essex Property Trust, a west coast apartment owner and AvalonBay Communities, a large apartment owner in the west, northeast and mid-Atlantic states.

Although hotels offer higher risk than office or industrial space; there are no contractual agreements, and business can turn very quickly. New hotels continue to rise as margins are high, so there is no supply shortage. However, value remains as the market discounted these concerns a year ago. The star performer is Starwood Hotels & Resorts Worldwide, a global hotel chain with both business and pleasure destinations.

We have done well with our regional mall holdings although the sector has yet to meet our expectations. General Growth Properties has performed well but is still below expectations. We believe there is strong evidence that the market will turn, and if we are correct, the Portfolio is well positioned for this.

Going forward, we are very confident of the outlook for real estate. Fundamentals are in place, and although the economy is slowing, we see only a marginal effect on this market in the near term because of strong pent-up demand and the contractual nature of the business. Extreme price volatility in the equity markets has caused many investors to turn their attention to REITs, and we are cautiously optimistic about continued good returns for the foreseeable future.

Portfolio Managers

Damon J. Andres

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA level III Candidate.

Thomas J. Trotman

Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Before joining Delaware in 1995, he was Vice President and Director of Credit Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a Chartered Financial Analyst.

Portfolio Profile
October 31, 2000

Total net assets...................................................$2.2 million

Inception date.................................................November 3, 1997

Asset composition (based on total net assets)
   Common stocks.........................................................98.76%
   Cash equivalents and other net assets..................................1.24%

Number of holdings...........................................................32

Top 10 holdings
   1.  Equity Office Properties Trust
   2.  AvalonBay Communities
   3.  Duke-Weeks Realty
   4.  Grove Property Trust
   5.  AMB Property
   6.  Apartment Investment & Management Class A
   7.  Prentiss Properties Trust
   8.  SL Green Realty
   9.  Equity Residential Properties Trust
   10. Chateau Communities

Industry Composition (based on total net assets)

Office/Industrial REITs 44.54%
Multi-Family REITs 22.19%
Other/Operating Companies 8.13%
Retail Strip Center REITs 6.65%
Manufactured Housing REITs 6.63%
Mall REITs 6.61%
Self-Storage REITs 2.68%
Hotel REITs 1.33%
Net Cash & Other Assets 1.24%



                                  2000 Annual Report o Delaware Pooled Trust  23

Intermediate Fixed Income:
Returns Buoyed By Renewed Investor Demand For Higher Quality

The Intermediate Fixed Income Portfolio outperformed its benchmark for its fiscal year ended October 31, 2000. The Portfolio's 7.01% return was enhanced by its weighting in mortgage-backed, asset-backed and agency bonds. After three consecutive interest-rate hikes by the Federal Reserve, the economy began to slow and many anxious investors turned to higher quality debt, thus leaving behind lower quality corporates, including investment grade A and BBB rated securities. However, a move to higher quality bonds contributed to the Portfolio's positive performance.

These benefits were modestly offset in the summer by a lower-quality corporate bond exposure as well as a focus on five- to 10-year maturities at a time when long-term securities performed very well relative to other sectors of the fixed income market, including short-term Treasury bills and notes. In the Spring, the government began to buy back its long-term bonds, and continuation of the long-term Treasury bond repurchases contributed to a significant shift in the Treasury yield curve, with long-term rates falling faster than short-term rates.

In the early Spring, we took an overweighted position in government agencies after Congress threatened to rescind their government backing and their prices declined. We took the position that this was unlikely to succeed because these agencies support homeowners, and we increased our holdings in Ginnie Mae (GNMA) and Fannie Mae (FNMA). A compromise was recently worked out, government backing remains and prices have bounced back to the benefit of the Portfolio's performance.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                          Since Inception
7.01%                                             5.69%
--------------------------------------------------------------------------------

Growth of $10,000*

                                            Lehman Brothers Government/Corporate
Intermediate Fixed Income Portfolio            Intermediate Bond Index ($000)
      12-Mar-96  $10,000.00                                 10
      28-Jun-96  $10,041.33                                  9.9
      30-Sep-96  $10,230.12                                 10
      31-Dec-96  $10,473.09                                 10.2
      31-Mar-97  $10,470.67                                 10.4
      30-Jun-97  $10,762.34                                 10.4
      30-Sep-97  $11,046.26                                 10.7
      31-Dec-97  $11,228.96                                 11
      31-Mar-98  $11,406.73                                 11.3
      30-Jun-98  $11,609.01                                 11.4
      30-Sep-98  $11,976.41                                 11.7
      18-Dec-98  $11,998.40                                 12.2
      31-Mar-99  $12,035.77                                 12.2
      30-Jun-99  $11,950.95                                 12.2
      30-Sep-99  $12,050.20                                 12.1
      31-Dec-99  $12,075.97                                 12.2
      31-Mar-00  $12,273.75                                 12.3
      30-Jun-00  $12,476.93                                 12.4
      30-Sep-00  $12,871.30                                 12.7
      31-Oct-00  $12,929.17                                 13.1

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

24  Delaware Pooled Trust o 2000 Annual Report

The world financial markets experienced somewhat less volatility during the summer months as the Federal Reserve maintained a steady federal funds rate of 6.5%. Signs of slowing economic growth plus moderate inflation numbers provided a lift for fixed income investors. The high price of oil has received attention for its potential impact on slowing economic growth rather than its inflationary shock. Most non-government sectors performed in line with Treasuries, although lower quality bonds lagged. Over the last several months we have moved the Portfolio toward a higher quality bias. With world economies slowing, we will maintain our emphasis on more liquid, higher quality securities. As a result, we believe the Portfolio is well positioned to ride out any further bond market and economic volatility while having the liquidity to take advantage of market extremes as they develop.

Portfolio Manager

Roger A. Early

Mr. Early received an undergraduate degree from the University of Pennsylvania's Wharton School and an MBA in Finance from the University of Pittsburgh. He served as Portfolio Manager for Federated Investment Counseling's fixed income group. He previously held management positions at Rockwell International Corporation, Touche Ross & Co., and Pittsburgh National Bank. A Certified Public Accountant and Chartered Financial Analyst, Mr. Early joined Delaware in 1994.

Portfolio Profile
October 31, 2000

Total net assets...................................................$8.0 million

Inception date...................................................March 12, 1996

Number of holdings...........................................................24

Top 10 holdings
   1.  Fannie Mae 7.00% 7/15/05
   2.  U.S. Treasury Notes 6.50% 2/15/10
   3.  Ginnie Mae Series 98-9B 6.85% 12/20/25
   4.  Fannie Mae 7.00% 10/1/29
   5.  PECO Energy Transition Series 99-A A4 5.80% 3/1/07
   6.  Worldcom 7.55% 4/1/04
   7.  Fannie Mae Whole Loan Series 98-W3 A2 6.50% 7/25/28
   8.  Morgan Stanley Dean Witter 7.75% 6/15/05
   9.  Fannie Mae 7.00% 8/1/28
   10. Cox Communications 6.15% 8/1/03

Asset Composition (based on total net assets)

  Corporate Bonds 24.35%
  Agency Obligations 22.70%
  Agency Mortgage-Backed Securities 16.52%
  U.S. Treasury Obligations 11.91%
  Agency Collateralized Mortgage Obligations 11.30%
  Asset-Backed Securities 10.38%
  Commerical Mortgage-Backed Securities 4.09%
  Net Cash & Other Assets -1.25%

                                 2000 Annual Report o Delaware Pooled Trust  25

Aggregate Fixed Income:
Gains in "Spread Sectors" Tempered By Lower Quality Corporates

The Aggregate Fixed Income Portfolio had positive returns for the fiscal year ended October 31, 2000, although it lagged the Lehman Brothers Aggregate Bond Index. The Portfolio's 5.88% return was enhanced by its weightings in some "spread sectors" (mortgage-backed, asset-backed and government agency bonds). However, this benefit was offset by its lower quality corporate bond exposure, as well as its focus on five- to 10-year bond maturities.

Over the past few months long-term securities performed very well relative to other sectors of the fixed income market, including short-term Treasuries, precipitated by the government's buyback of its long-term debt. Continuation of the repurchases contributed to a significant shift in the Treasury yield curve, with longer-term rates falling faster than short-term rates. The Portfolio missed this opportunity as we held securities with short and intermediate maturities. Over the past few years, the corporate bond market has behaved much like the stock market. Liquidity on an individual basis is volatile. Corporate bonds are often more closely tied to the behavior of the stock rather than specific issue credit concerns. Although we reduced exposure to corporates, performance was still adversely impacted.

The Portfolio benefited from its position in government agency issues. An attempt by Congress to rescind the government guarantee behind these agencies caused their prices to decline. Because these agencies support homeowners, we were skeptical that this would pass, particularly in an election year. Therefore, we increased our holdings in Ginnie Mae (GNMA) and Fannie Mae (FNMA). Now that a compromise has been worked out, prices have recovered to our advantage.


Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                          Since Inception
5.88%                                             4.29%
--------------------------------------------------------------------------------

Growth of $10,000*

Aggregate Fixed Income Portfolio     Lehman Brothers Aggregate Bond Index ($000)
    29-Dec-97  $10,000.00                              10
    31-Mar-98  $10,164.70                              10.1
    30-Jun-98  $10,364.70                              10.2
    30-Sep-98  $10,799.99                              10.6
    18-Dec-98  $10,894.15                              10.8
    31-Mar-99  $10,725.25                              10.9
    30-Jun-99  $10,544.29                              10.8
    30-Sep-99  $10,616.67                              10.7
    17-Dec-99  $10,619.12                              10.8
    31-Mar-00  $10,796.96                              10.7
    30-Jun-00  $10,936.68                              11
    30-Sep-00  $11,241.54                              11.3
    31-Oct-00  $11,266.94                              11.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Aggregate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

26  Delaware Pooled Trust o 2000 Annual Report

The world financial markets experienced somewhat less volatility during the summer months as the Federal Reserve ceased raising rates. Signs of slowing economic growth and moderate non-oil inflation statistics combined to provide a lift for fixed income investors. The high price of oil has received attention for its potential impact on slowing economic growth, rather than its inflationary shock. Most non-government sectors performed in line with Treasuries, although lower quality bonds lagged. Over the last several months, we have moved the Portfolio toward a higher quality bias. With the U.S. economy slowing, we will maintain our emphasis on more liquid, higher quality securities. As a result, we believe the Portfolio is well positioned to ride out any further bond market and economic volatility while having the liquidity to take advantage of market extremes as they develop.

Portfolio Manager

Roger A. Early

Mr. Early received an undergraduate degree from the University of Pennsylvania's Wharton School and an MBA in Finance from the University of Pittsburgh. He served as Portfolio Manager for Federated Investment Counseling's fixed income group. He previously held management positions at Rockwell International Corporation, Touche Ross & Co., and Pittsburgh National Bank. A Certified Public Accountant and Chartered Financial Analyst, Mr. Early joined Delaware in 1994.


Portfolio Profile
October 31, 2000

Total net assets...................................................$7.3 million

Inception date................................................December 29, 1997

Number of holdings...........................................................45

Top 10 holdings
   1.  Fannie Mae 7.00% 2/1/30
   2.  Fannie Mae 7.25% 5/15/30
   3.  U.S. Treasury Notes 6.50% 2/15/10
   4.  Ginnie Mae 7.50% 8/15/30
   5.  Fannie Mae 7.25% 1/15/10
   6.  U.S. Treasury Notes 6.00% 8/15/09
   7.  Fannie Mae 7.00% 11/15/30
   8.  Ford Motor Credit 7.50% 3/15/05
   9.  Ginnie Mae 7.50% 6/15/30
   10. Worldcom 7.55% 4/1/04

Asset Composition (based on total net assets)

Agency Mortgage-Backed Securities 34.19%
Agency Obligations 17.91%
Corporate Bonds 15.87%
U.S. Treasury Obligations 12.15%
Asset-Backed Securities 7.28%
Commerical Mortgage-Backed Securities 5.48%
Agency Collateralized Mortgage Obligations 2.32%
Non-Agency Collateralized Mortgage Obligations 1.23%
Net Cash & Other Assets 3.57%


                                 2000 Annual Report o Delaware Pooled Trust  27

High-Yield Bond:
Outperformance In A Tough Market

The past three years have been difficult for the high-yield bond market for a number of reasons. In 1997 and 1998, a record number of deals came to market, spreading available capital very thin. The very strong equity market, together with the surge of dot.coms that went public during this time, took investor attention and capital away from fixed income securities--particularly high-yield bonds. Uncertainty over the Federal Reserve Board's interest-rate actions, combined with three consecutive rate increases, contributed to investor anxiety. Redemptions increased, fueling more apprehension. As the economy began to slow, many anxious investors turned to higher quality debt, thus leaving behind lower quality corporates, including investment grade A and BBB rated securities. And finally, the good performance of long-term Treasuries relative to other fixed income sectors, precipitated by the U.S. Treasury Department buyback of its long-term debt, also drove investors to higher quality.

Under the circumstances, the Portfolio's 4.02% return for its recent fiscal year was quite impressive: the Portfolio outperformed its benchmark by more than 400 basis points.

After three years of decline, we believe the market is poised for a turnaround. However, we are aware that the uncertainties that led to this year's weak performance may persist for some time. Therefore, we have focused on defensive strategies, raising the overall quality of the Portfolio as investors remain averse to risk. We doubled our exposure to the cable television sector, adding Classic Cable, among others--all with good fundamentals and, in our view, excellent prospects. We also increased our position in telecommunications companies, most notably competitive local exchange companies (CLECs). New issues include Nextlink Communications and Winstar Communication. We also reduced exposure to consumer non-cyclicals.


Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                             Since Inception
4.02%                                                5.15%
--------------------------------------------------------------------------------

Growth of $10,000*

                                             Salomon Smith Barney
High-Yield Bond Portfolio               High-Yield Cash Pay Index ($000)
 02-Dec-96  $10,000.00                                 10
 31-Mar-97  $10,446.77                                 10.1
 30-Jun-97  $11,114.46                                 10.2
 30-Sep-97  $11,697.89                                 10.7
 16-Dec-97  $11,927.92                                 11.1
 20-Mar-98  $12,558.33                                 11.4
 22-Jun-98  $12,877.11                                 11.9
 22-Sep-98  $12,247.98                                 12
 18-Dec-98  $12,121.05                                 11.5
 22-Mar-99  $12,372.39                                 11.9
 22-Jun-99  $12,307.30                                 12
 22-Sep-99  $12,019.61                                 12
 17-Dec-99  $12,541.29                                 11.8
 22-Mar-00  $12,454.21                                 12
 22-Jun-00  $12,309.97                                 11.7
 22-Sep-00  $12,590.75                                 11.9
 31-Oct-00  $12,173.83                                 11.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

28  Delaware Pooled Trust o 2000 Annual Report

In the current environment, we continue to emphasize higher credit quality names and individual companies whose prices are not low due to specific issuer credit risk. We believe many attractive companies remain whose bonds are selling below par. Provided their fundamentals remain strong, we expect these bonds to appreciate as the market regains some of its lost momentum. Although we cannot time the market's eventual rebound with precision, we have striven to structure the Portfolio to benefit when it does occur.

Portfolio Managers

Jude T. Driscoll

Mr. Driscoll received a Bachelor of Arts degree from the University of Pennsylvania. Prior to joining Delaware in 2000 he served as Sr. Vice President for Conseco Capital Management's fixed income group. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Peter C. Andersen

Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University and a bachelor's degree in mathematics/physics from Northeastern University, where he graduated summa cum laude. Prior to joining Delaware in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail investors.



Portfolio Profile
October 31, 2000

Total net assets...................................................$1.9 million

Inception date.................................................December 2, 1996

Number of holdings...........................................................52

Top 10 holdings
   1.  Intermedia Communications 9.50% 3/1/09
   2.  Carrols 9.50% 12/1/08
   3.  Huntsman 9.50% 7/1/07
   4.  Nextlink Communications 12.50% 4/15/06
   5.  Atlas Air 9.375% 11/15/06
   6.  Lyondell Chemical 9.875% 5/1/07
   7.  Golden Northwest 12.00% 12/15/06
   8.  Charter Communication 8.625% 4/1/09
   9.  J Crew 10.375% 10/15/07
   10. Nextel International 12.75% 8/1/10

Asset Composition (based on total net assets)

Telecommunications 17.60%
Energy 8.49%
Chemicals 7.22%
Cable, Media & Publishing 6.36%
Healthcare & Pharmaceuticals 6.06%
Transportation & Shipping 5.65%
Restaurants 5.13%
Banking & Finance 4.78%
Metals & Mining 4.40%
Leisure, Lodging & Entertainment 2.65%
Buildings & Materials 2.50%
Retail 2.32%
Industrial Machinery 2.21%
Paper & Forest Products 2.07%
Utilities 1.62%
Electronics, Information & Data 1.61%
Consumer Products 1.35%
Preferred Stock 3.00%
Net Cash & Other Assets 14.98%



                                  2000 Annual Report o Delaware Pooled Trust  29

Diversified Core Fixed Income:
Strong Dollar Weakens Returns From High-Yield and Non-US Bonds

Despite weak markets for high-yield and international bonds this year, the Diversified Core Fixed Income Portfolio slightly outperformed its benchmark for the fiscal year ended October 31, 2000. The Portfolio's 7.59% return was enough to beat the U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index. Returns were enhanced by strong weightings in mortgage-backed, asset-backed and government agency bonds, as well as high quality corporates. However, this benefit was offset by the Portfolio's exposure in high-yield and international debt securities.

After three consecutive interest rate hikes by the Federal Reserve, the economy began to slow and it seems that investors turned to higher quality debt, thus leaving behind lower quality corporates, including investment grade A and BBB rated securities. However, a move to higher quality bonds contributed to the Portfolio's positive performance.

Over the past few years, the corporate bond markets have imitated the stock market. Liquidity on an individual basis has been volatile. Corporate bond performance has been often more closely tied to the behavior of the company's stock rather than credit concerns. Although we reduced exposure to corporate bonds, performance was still impacted.

Over the last year the Portfolio was modestly overweighted in international bonds, currently at 13% of the Portfolio. We also had a modest position in high-yield bonds, with the rest in high-quality U.S. bonds. Although international bonds did well in their currencies, they underperformed due to the strong dollar earlier in the year, while high-yield securities remained weak as investors sought refuge in higher quality issues.

However, we took advantage of opportunities in the government agency market. Congress threatened to rescind the government guarantees behind these agencies, resulting in lower prices for their securities. We doubted this would occur, and increased our holdings in Ginnie Mae (GNMA) and Fannie Mae (FNMA) securities. Now that a compromise has been worked out, prices have recovered and the Portfolio has profited.


Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                                Since Inception
7.59%                                                   6.94%
--------------------------------------------------------------------------------

Growth of $10,000*

         Diversified Core                      Lehman Brothers
      Fixed Income Portfolio             Aggregate Bond Index ($000)
      29-Dec-97  $10,000.00                          10
      31-Mar-98  $10,352.94                          10.1
      30-Jun-98  $10,658.82                          10.2
      30-Sep-98  $10,776.47                          10.4
      18-Dec-98  $10,998.27                          10.8
      31-Mar-99  $11,119.86                          10.9
      30-Jun-99  $11,133.02                          10.8
      30-Sep-99  $11,133.02                          10.7
      17-Dec-99  $11,218.57                          10.8
      31-Mar-00  $11,232.65                          10.7
      30-Jun-00  $11,725.31                          11
      30-Sep-00  $12,091.28                          11.3
      31-Oct-00  $12,105.36                          11.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Diversified Core Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

30  Delaware Pooled Trust o 2000 Annual Report

Portfolio Managers

U.S. High-Yield Bonds
Jude T. Driscoll

Mr. Driscoll received a Bachelor of Arts degree from the University of Pennsylvania. Prior to joining Delaware in 2000 he served as Sr. Vice President for Conseco Capital Management's fixed income group. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Peter C. Andersen

Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University and a bachelor's degree in mathematics/physics from Northeastern University, where he graduated summa cum laude. Prior to joining Delaware in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail investors.

U.S. Investment-Grade Bonds
Roger A. Early

Mr. Early received an undergraduate degree from the University of Pennsylvania's Wharton School and an MBA in Finance from the University of Pittsburgh. He served as Portfolio Manager for Federated Investment Counseling's fixed income group. He previously held management positions at Rockwell International Corporation, Touche Ross & Co., and Pittsburgh National Bank. A Certified Public Accountant and Chartered Financial Analyst, Mr. Early joined Delaware in 1994.

Non-U.S. Bonds
John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk is responsible for day-to-day management of Delaware's fixed income team.

Portfolio Profile
October 31, 2000

Total net assets...................................................$7.7 million

Inception date................................................December 29, 1997

Number of holdings...........................................................81

Top 10 holdings
   1.  Fannie Mae 7.00% 7/25/30
   2   Fannie Mae 5.75% 6/15/05
   3.  Ginnie Mae 6.50% 1/15/28
   4.  U.S. Treasury Notes 5.25% 2/15/29
   5.  U.S. Treasury Notes 5.50% 5/15/09
   6.  PECO Series 99-A A4 5.80% 3/1/07
   7.  Fannie Mae 7.00% 9/1/29
   8.  Philadelphia, Pennsylvania Authority For Industrial
       Development Tax Claim Revenue Series 97-A 6.488% 6/15/04
   9.  Fannie Mae 7.25% 5/15/30
   10. Daimlerchrysler 7.75% 6/15/05

Asset Composition (based on total net assets)

Agency Mortgage-Backed Securities 26.88%
Corporate Bonds 16.69%
Foreign Bonds 13.24%
U.S. Treasury Obligations 12.86%
Agency Obligations 12.85%
Asset-Backed Securities 8.57%
Commerical Mortgage-Backed Securities 1.15%
Non-Agency Collateralized Mortgage Obligations 0.64%
Agency Collateralized Mortgage Obligations 0.63%
Net Cash & Other Assets 6.49%


Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's global fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process.

                                  2000 Annual Report o Delaware Pooled Trust  31

Balanced:
Equity Holdings Drag Down Performance

Fiscal 2000 was a volatile period for both the stock and bond markets. From the end of 1999 until mid-March 2000, it seemed that the stock market focused almost exclusively on growth stocks, ignoring value-oriented investments. In March, growth stock prices fell dramatically, and the markets broadened to include shares of well established companies with steady earnings at reasonable prices.

The Portfolio's adherence to its strategy of investing in undervalued companies that have consistent, stable earnings growth negatively affected its performance until mid-year. Performance picked up notably towards the latter half of fiscal 2000, when our investment strategy began to return to favor. However, the Portfolio registered an overall loss of (1.04)% for the 12-month period ended October 31, 2000. This lagged its benchmark--a composite index consisting 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index--which returned 6.85% over the same period.

A major factor in our overall underperformance was our substantial underweighting in technology stocks. Early in the fiscal year, 15% of the Portfolio's equity assets were invested in technology, compared with a weighting of more than 30% for the S&P 500 Index. The decline in technology prices over the past six months gave us opportunity to purchase high-quality tech stocks like EMC Corp., Electronic Data Systems and First Data. These companies have consistent earnings growth, but have traded at relative valuation discounts to their earnings history and to the market. At October 31, 2000, the Portfolio's technology weighting (as a percentage of equity holdings) rose to 19.87%.

The Portfolio's positions in the energy, financial services and consumer staples sectors all performed well after March. Seeing opportunities throughout the sector, we took a broad approach to energy stocks and benefited from our holdings in Amerada Hess and Halliburton.


Average Annual Total Return*
Periods ending October 31, 2000
-------------------------------------------------------------------------------
One Year                                            Since Inception
(1.04)%                                             (5.88)%
-------------------------------------------------------------------------------

Growth of $10,000*

                                                60% S&P 500 Index/40%
 Balanced Portfolio                  Lehman Brothers Aggregate Bond Index ($000)
30-Jun-99  $10,000.00                                   10
30-Sep-99   $9,141.17                                    9.8
17-Dec-99   $9,172.94                                   10
31-Mar-00   $9,172.94                                   10.2
30-Jun-00   $9,184.87                                   10.5
30-Sep-00   $9,220.65                                   10.6
31-Oct-00   $9,220.65                                   10.7

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends (or income) and capital gains, as well as no reductions for taxes. The Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices and theoretical measures of stock and bond market performance rather than actual available investments. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Balanced Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

32  Delaware Pooled Trust o 2000 Annual Report

Our investments in financial companies such as MBNA and Capital One Financial, and in government agencies such as Federal Home Loan Mortgage Corporation (Freddie Mac), performed well. In consumer staples, we benefited by owning Best Foods, a high quality company that was acquired by Unilever.

The Portfolio also experienced disappointments. Both Honeywell International, which was since acquired by General Electric, and Procter & Gamble missed earnings targets, and we paid the price when these stocks tumbled.

In fixed income, our large weighting in corporate bonds helped our performance in the last calendar quarter of 1999. The Portfolio's quality bias helped performance via the flight to quality after March; we underweighted lower-rated corporates from February until fiscal year end. Overweighting in mortgage-backed and agency-backed securities, agency debentures, AAA asset-backed and commercial mortgage-backed bonds also helped performance, as did underweighting in Treasuries.

Portfolio Managers

Equity
Francis X. Morris

Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

Fixed Income
Stephen R. Cianci

Mr. Cianci is a 1991 graduate of Widener University with a BS in Finance, Magna Cum Laude, where he also received his MBA in 1992. Mr. Cianci joined Delaware in 1992 with the primary responsibility of maintaining the investment grade analytical systems within Delaware's fixed income department. In addition, Mr. Cianci performs portfolio analysis and extensive security analysis in mortgage backed securities, CMOs, corporates, and asset backed securities. Mr. Cianci is a Chartered Financial Analyst.


Portfolio Profile
October 31, 2000

Total net assets................................................$150.9 million

Inception date...................................................June 30, 1999

Number of holdings.........................................................112

Top 10 holdings
   1.  Fannie Mae 7.50% 10/1/29
   2.  U.S. Treasury Notes 6.50% 2/15/10
   3.  Freddie Mac
   4.  Fannie Mae 7.00% 2/1/30
   5.  Johnson & Johnson
   6.  Fannie Mae 7.50% 10/1/29
   7.  SBC Communications
   8.  General Electric
   9.  Tyco International
   10. Tidewater

Asset Composition (based on total net assets)

Common Stock 58.04%
Agency Mortgage-Backed Securities 12.93%
Corporate Bonds 8.33%
U.S. Treasury Obligations 5.90%
Commerical Mortgage-Backed Securities 3.49%
Asset-Backed Securities 3.10%
Agency Obligations 2.47%
Agency Collateralized Mortgage Obligations 2.11%
Non-Agency Collateralized Mortgage Obligations 0.62%
Net Cash & Other Assets 3.01%


Paul C. Grillo, Jr.

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. He is a Chartered Financial Analyst.

                                 2000 Annual Report o Delaware Pooled Trust  33

International Large-Cap Equity:
Currency Extremes Present Opportunities

By a number of measures, this has been a challenging year for international large-cap investors. High levels of volatility have taxed investors' staying power, as have remarkably disparate currency valuations. From the International Large-Cap Equity Portfolio's inception on December 14, 1999 through October 31, 2000, the Portfolio declined 3.78%. Over the same period, the Portfolio's benchmark, the Morgan Stanley Capital International EAFE Stock Index witnessed a 6.16% drop.

Through mid-March of this year, growth-oriented equities were generally the strongest performers. The second half of this fiscal year has presented an abrupt about-face: "new economy" companies lost favor, and we have seen a gratifying broadening of the market beyond technology, media and telecommunications stocks.

Most European equity markets outperformed the U.S. significantly in local terms. France, for example, rose by 32.8%. In local terms, Europe rose by 21.1% for the year.

These returns, however, were reduced to 0.9% because of the strength of the U.S. dollar. Over the course of the year, the hegemony of the dollar deflated the generally strong returns in local currencies in Europe and Australia, and dragged down dollar-based net market returns across the world. The Euro is down almost 20% for the fiscal year, and the Yen is down by 4.4%. Many currencies are now at or near all-time lows against the dollar and as a result, we see exceptional value in various international currencies.

Three of the Portfolio's highest performing companies this year were European-based. The French telecommunications firm Alcatel gained 66% in local currency terms. Elsevier, the Anglo-Dutch publisher, and ING, the Netherlands-based financial services provider, had gains of 41% and 43%, (again, in local currency terms) respectively, for the fiscal year. Although we remain underweighted in Japan due to its ongoing structural problems, our investment in Eisai has been successful, returning 42% in local currency for the period.


Total Return*
For the period December 14, 1999 to October 31, 2000
-------------------------------------------------------------------------------
(3.78)%
-------------------------------------------------------------------------------

Growth of $10,000*

International Large-Cap Equity Portfolio      MSCI EAFE Stock Index (net) ($000)
      14-Dec-99  $10,000.00                                 10
      31-Jan-00   $9,398.76                                 10.9
      29-Feb-00   $9,422.32                                 10.2
      31-Mar-00   $9,716.77                                 10.9
      30-Apr-00   $9,646.10                                 10.3
      31-May-00   $9,704.99                                 10.1
      30-Jun-00  $10,293.88                                 10.5
      31-Jul-00   $9,999.44                                 10
      31-Aug-00  $10,022.99                                 10.1
      30-Sep-00   $9,610.77                                  9.6
      31-Oct-00   $9,622.54                                  9.4

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The International Large-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The International Large-Cap Equity Portfolio charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

34  Delaware Pooled Trust o 2000 Annual Report

We continue to overweight regions where attractive valuations present excellent investment opportunities, in our view. The strongest example of this is in New Zealand and Australia, where very reasonably priced local markets and undervalued currencies offer a convincing argument for our overweighted position. We also remain overweighted in the UK and selected Continental European countries, where we believe many valuations also remain compelling.

Portfolio Managers

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a Chartered Financial Analyst.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., beginning in 1986. Mr. May is an Associate of the Institute of Investment Management and Research.

Portfolio Profile
October 31, 2000

Total net assets...................................................$2.9 million

Inception date................................................December 14, 1999

Asset composition (based on total net assets)
   Common stocks.........................................................98.36%
   Cash equivalents and other net assets..................................1.64%

Number of holdings...........................................................40

Top 10 holdings
   1.  Matsushita Electric
   2.  Glaxo Wellcome
   3.  National Australia Bank
   4.  HSBC
   5.  Total Fina Class B ADR
   6.  Bayer
   7.  Hong Kong Electric
   8.  Societe Generale
   9.  Boots
   10. Royal Dutch Petroleum

Geographic Composition (based on total net assets)

United Kingdom 29.01%
Japan 13.42%
France 11.09%
Australia 10.44%
Germany 9.89%
Netherlands 8.52%
Spain 6.43%
Hong Kong 3.20%
Singapore 1.77%
New Zealand 1.58%
Belgium 1.51%
South Korea 0.82%
Finland 0.68%

                                 2000 Annual Report o Delaware Pooled Trust  35

Global Equity:
Soaring U.S. Dollar Trumps Strong Returns in Europe

By a number of measures, this has been a challenging year for global investors. The ascendancy of the dollar pummeled local currencies and deflated strong returns in Europe and Australia. Through mid-March of this year, growth-oriented equities generally rewarded investors. The second half of this fiscal year has presented virtually a mirror image of that climate. Stable companies with strong cash flows and a greater emphasis on fundamentals have typically been the best performers. The Global Equity Portfolio, with its strong value style and underweighted position in the U.S. dollar, lagged its benchmark, the Morgan Stanley Capital International World Stock Index. The Portfolio posted a net loss of 0.81%, compared with the Index's gain of 1.09% for the 12 months ending October 31, 2000.

In the U.S. and in most international markets, a sharp division in sector valuations has occurred. Globally, valuations lie near dead center of their 15-year trading range. The noteworthy exceptions are the TMT (technology, media and telecommunications) sectors. Despite downward adjustments in the prices of these companies since the second quarter, overall valuations continue to appear somewhat bloated.

Most of the European equity markets outperformed the U.S. significantly in local terms. France, for example, rose by 32.8%. Europe's overall gain, however, was reduced to 0.9% because of the strength of the U.S. dollar. Over the course of the year, the hegemony of the dollar deflated the generally strong returns of local currencies in Europe and Australia, and dragged down dollar-based net market returns across the world. The euro is down almost 20% for the fiscal year, and the yen is down by 4.4%. Many currencies are now at or near all-time lows against the dollar. As a result, we see exceptional value in a number of international currencies.

Some of the Portfolio's top individual performers for the year are European-based companies. These include the French telecommunications firm Alcatel, Germany's electronics giant Siemens, the Dutch financial services provider ING and the UK-based cement stock Blue Circle, which posted returns in local currency terms of 142%, 75%, 46%, and 41%, respectively. Although we remain underweighted in Japan due to the structural problems that remain to be addressed there, our investment in Canon bore fruit for the Global Equity Portfolio, returning 45% in local currency for the fiscal year.


Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                               Since Inception
(0.81)%                                                3.15%
--------------------------------------------------------------------------------

Growth of $10,000*

Global Equity Portfolio                  MSCI World Stock Index (net) ($000)
 15-Oct-97  $10,000.00                                  10
 16-Dec-97   $9,670.55                                  10.2
 31-Mar-98  $11,023.24                                  10.6
 30-Jun-98  $10,892.71                                  11.8
 30-Sep-98   $9,741.74                                  11.7
 18-Dec-98  $10,714.77                                  10.4
 30-Mar-99  $10,972.51                                  12.2
 30-Jun-99  $11,610.73                                  12.7
 30-Sep-99  $10,911.14                                  13.3
 17-Dec-99  $11,301.40                                  13.8
 31-Mar-00  $11,250.03                                  14.8
 30-Jun-00  $11,455.51                                  15.1
 30-Sep-00  $10,903.28                                  15.5
 31-Oct-00  $10,993.18                                  14.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International World Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Global Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

36  Delaware Pooled Trust o 2000 Annual Report

We have an underweighted position in U.S. equities as we believe this market offers poor value relative to many other markets around the world. Our stance on U.S. investment is somewhat more guarded than the consensus view. Inflationary pressures, including a tight labor market and the high cost of oil, though easing, remain high.

We believe more attractive opportunities currently lie in other regions where cheap markets and heavily undervalued currencies offer more potential in terms of real returns on the U.S. dollar. The Portfolio's weightings over the past year have seen no significant shifts. We have opportunistically added holdings in Finland, Korea and Singapore. Our stake in Finland's UPM has bumped us out of our zero weighting in Scandinavia, but not to a great degree. We remain overweighted in the UK and selected Continental European countries, where we believe many company valuations remain compelling.

Portfolio Managers

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a Chartered Financial Analyst.

Robert L. Arnold

Mr. Arnold earned a bachelor's degree in Economics from Carnegie Mellon University and an MBA in Finance and Business Strategy from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments for the Office of the Chairman at Chemical Banking Corporation. He is a Director of the Bank and Financial Analysts Association.

Portfolio Profile
 October 31, 2000

 Total net assets..................................................$3.3 million

 Inception date................................................October 15, 1997

 Asset composition (based on total net assets)
   Common stocks.........................................................96.31%
   Cash equivalents and other net assets..................................3.69%

 Number of holdings..........................................................67

 Top 10 holdings
   1.  Glaxo Wellcome
   2.  GKN
   3.  Cable & Wireless
   4.  Bass
   5.  RWE
   6.  Fannie Mae
   7.  Royal Dutch Petroleum
   8.  Bayer
   9.  Avon Products
   10. Bristol Myers Squibb

Geographic Composition (based on total net assets)

United States 32.68%
United Kingdom 21.13%
Germany 8.08%
Australia 6.32%
France 5.37%
Netherlands 5.35%
Japan 3.78%
Hong Kong 3.49%
Spain 2.67%
New Zealand 1.46%
Belgium 1.36%
South Africa 1.34%
Malaysia 1.14%
Singapore 0.97%
South Korea 0.72%
Finland 0.45%

                                 2000 Annual Report o Delaware Pooled Trust  37

International Equity:
Volatility and Currency Valuations Test Markets

By a number of measures, this has been a challenging year for global investors. The ascendancy of the dollar pummeled local currencies and deflated strong returns in Europe and Australia. Through mid-March of this year, growth-oriented equities generally rewarded investors. The second half of this fiscal year has presented virtually a mirror image of that climate. Stable companies with strong cash flows and a greater emphasis on fundamentals have typically been the best performers. In this environment, the International Equity Portfolio performed much better than its benchmark, the Morgan Stanley Capital International EAFE Stock Index. The Portfolio returned 3.35%, whereas the Index lost 2.90% for the 12 months ending October 31, 2000.

Most of the European equity markets outperformed the U.S. significantly in local terms. France, for example, rose by 32.8%. Europe's overall gain, however, was reduced to 0.9% because of the strength of the U.S. dollar. Over the course of the year, the hegemony of the dollar deflated the generally strong returns in local currencies in Europe and Australia and dragged down dollar-based net market returns across the world. The Euro is down almost 20% for the fiscal year, and the Yen is down by 4.4%. Many currencies are now at or near all-time lows against the dollar and, as a result, we see exceptional value in a number of international currencies.

Some of the Portfolio's top individual performers for the year are European-based companies. These include French telecommunications firm Alcatel, Germany's electronics giant Siemens, the Dutch financial services provider ING and the UK-based cement stock Blue Circle, which posted returns in local currency terms of 142%, 75%, 46%, and 41%, respectively. Although we remain underweighted in Japan due to the structural problems that remain to be addressed there, our investment in Canon bore fruit for the International Equity Portfolio, returning 45% in local currency for the fiscal year.


Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                Five Years                    Since Inception
3.35%                   9.86%                         10.11%
--------------------------------------------------------------------------------

Growth of $10,000*

International Equity Portfolio              MSCI EAFE Stock Index (net) ($000)
    04-Feb-92  $10,000.00                                   10
    30-Jun-92  $10,189.99                                    9.6
    31-Dec-92   $9,959.35                                    9.5
    30-Jun-93  $11,283.89                                    9.2
    30-Dec-93  $12,918.86                                   12.1
    30-Jun-94  $13,204.76                                   12.9
    28-Dec-94  $13,306.18                                   13.4
    30-Jun-95  $13,910.60                                   12.3
    27-Dec-95  $15,124.84                                   13.4
    28-Jun-96  $16,381.42                                   14.4
    12-Dec-96  $17,702.04                                   14.5
    30-Jun-97  $20,759.79                                   14.8
    16-Dec-97  $18,697.15                                   15.8
    22-Jun-98  $20,701.58                                   17.1
    18-Dec-98  $20,511.45                                   15.8
    22-Jun-99  $22,939.28                                   18
    17-Dec-99  $24,030.16                                   19.8
    30-Jun-00  $24,925.04                                   22.5
    31-Oct-00  $23,214.24                                   20.2

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

We continue to focus on regions where heavily undervalued currencies present attractive opportunities. The strongest example of this is in New Zealand and Australia, where very reasonably priced local markets and undervalued currencies offer a convincing argument for our overweighted position.

38  Delaware Pooled Trust o 2000 Annual Report

The Portfolio's weightings over the past year have seen no significant shifts. We have opportunistically added holdings in Finland, Korea and Singapore. Our stake in Finland's UPM has bumped the Portfolio out of a zero weighting in Scandinavia, but not to a great degree. We remain overweighted in the UK and selected Continental European countries, where we believe many company valuations remain compelling.

Until very recently, we have had reservations about TMT (technology, media and telecommunications) stocks as a group. Although we remain convinced that in general these sectors are overvalued, we are beginning to search for value in individual positions. Looking forward, we continue to see striking opportunities in many sectors of this volatile global market environment. We believe that our disciplined approach positions us well to take advantage of pricing anomalies in stocks, markets, and currencies.

Portfolio Managers

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a Chartered Financial Analyst.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore joined Delaware in 1990. He was previously a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with Legal and General Investment management, has a total of 16 years experience in the industry.

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in the Spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Fiona is an Associate of the Institute of Investment Management and Research.

Portfolio Profile
October 31, 2000

Total net assets.................................................$545.7 million

Inception date.................................................February 4, 1992

Asset composition (based on total net assets)
   Common stocks.........................................................98.58%
   Cash equivalents and other net assets..................................1.42%

Number of holdings...........................................................56

Top 10 holdings
   1.  Canon
   2.  National Australia Bank
   3.  Total Fina Class B ADR
   4.  Bayer
   5.  Great Universal Stores
   6.  Hitachi
   7.  Societe Generale
   8.  Matsushita Electric
   9.  Bass
   10. Telefonica

Geographic Composition (based on total net assets)

United Kingdom 28.68%
Japan 14.50%
France 10.07%
Australia 9.97%
Germany 9.50%
Netherlands 7.78%
Spain 5.60%
Hong Kong 3.98%
New Zealand 2.02%
South Africa 1.85%
Belgium 1.13%
Singapore 0.99%
South Korea 0.93%
Finland 0.82%
Malaysia 0.76%


                                 2000 Annual Report o Delaware Pooled Trust  39

Labor Select International Equity:
A Tale of Two Halves

The first five months of the past fiscal year were agonizing for investors focused on fundamentals. During November and December of 1999 and in the first quarter of 2000, the international equity markets were embroiled in a technology, media and telecommunications-driven boom. The Labor Select International Equity Portfolio posted modest gains, solidly outpacing its benchmark, the Morgan Stanley Capital International EAFE Stock Index.

Since that time, international equity markets have turned around dramatically. The Portfolio finished the 12-month period ending October 31, 2000 with a gain of 3.07%. The Index closed the same period with a loss of 2.90%.

Since the end of March, telecommunications stocks in particular have headed downward. The technology sector was more erratic, and its fate depended on companies' specific areas of focus. The mobile telephone firms such as Nokia, Eriksson and Alcatel maintained a strong performance; anything dot.com was hit very hard. The Portfolio had no exposure to the latter and a small exposure to the former. Our investment philosophy allows us to invest in a range of industries on a global basis, but the vast proportion of the Portfolio continues to be based in real businesses, with real profits.

Because of the huge volatility currently seen in individual stocks, and in particular the relative size of some technology stocks, large stocks have tended to dictate the performance of their respective sectors. In U.S. dollar terms, the strongest performing markets were Finland, Denmark, Sweden and Norway, to which we maintained no exposure because of their domination by overvalued companies like Nokia and Snara. Norway's equity markets, we believe, are too driven by the strength of its oil price. We have found more attractive vertically-integrated oil exposure in other markets--for example, Royal Dutch Petroleum in the Netherlands.


Average Annual Total Return*
Periods ending October 31, 2000
-------------------------------------------------------------------------------
One Year                                             Since Inception
3.07%                                                10.87%
-------------------------------------------------------------------------------

Growth of $10,000*

          Labor Select                             MSCI EAFE
 International Equity Portfolio              Stock Index (net) ($000)
     19-Dec-95  $10,000.00                             10
     29-Mar-96  $10,820.64                             10
     28-Jun-96  $11,031.46                             10.6
     30-Sep-96  $11,544.79                             10.1
     12-Dec-96  $12,200.79                             10.3
     31-Mar-97  $12,839.03                             10.2
     30-Jun-97  $14,034.86                             10.5
     30-Sep-97  $14,602.62                             12
     16-Dec-97  $13,578.51                             10.8
     20-Mar-98  $15,279.88                             11.3
     22-Jun-98  $15,323.26                             12.5
     22-Sep-98  $13,581.95                             12.6
     18-Dec-98  $15,100.55                             11.9
     31-Mar-99  $15,956.78                             12.9
     30-Jun-99  $16,357.90                             13.7
     30-Sep-99  $16,089.93                             13.9
     17-Dec-99  $16,785.85                             14.6
     22-Mar-00  $16,231.47                             15.4
     22-Jun-00  $17,283.61                             15.6
     22-Sep-00  $16,288.52                             15.1
     31-Oct-00  $16,525.96                             14.2

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Stock Index (net) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

40  Delaware Pooled Trust o 2000 Annual Report

One story of note has been the relative weakness of Japan, which was down 11.6% in U.S. dollars. Japan clearly presents one of the weakest markets, and we have underweighted Japan for a significant period of time. Japan continues to face significant long-term structural difficulties, including a challenging change in demographics and underfunded pension schemes.

We continue to believe that the UK and Europe present very attractive opportunities for investment. We are overweighted in the UK, Spain, Belgium and the Netherlands, and are benchmark-neutral in a range of European markets including France and Germany. We remain heavily overweighted in Australasia. We believe their currencies are deeply undervalued, while, in local terms, the markets look very attractive. This combination suggests a strong U.S. dollar real return potential going forward.

Our investment strategy is based on the belief that it is far easier to make predictions on underlying long-term fundamentals, as opposed to trying to anticipate short-term developments. It's clear that the volatility we've seen over the past 12 months should continue for some time longer. In the current climate, the slightest disappointment in earnings triggers a significant fall in a company's share price. We continue to believe that the U.S. market remains relatively overvalued. For investors, this means that international markets are a good place to invest--and make sense from a diversification viewpoint. But should U.S. markets fall heavily in the near future, internationals could fall also, as they are closely correlated over the short term.

Portfolio Manager

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore joined Delaware in 1990. He was previously a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with Legal and General Investment Management and has a total of 16 years experience in the industry.

Portfolio Profile
October 31, 2000

Total net assets..................................................$89.8 million

Inception date................................................December 19, 1995

Asset composition (based on total net assets)
   Common stocks.........................................................97.65%
   Cash equivalents and other net assets..................................2.35%

Number of holdings...........................................................46

Top 10 holdings
   1.  Societe Generale
   2.  Total Fina Class B ADR
   3.  National Australia Bank
   4.  Matsushita Electric
   5.  Glaxo Wellcome
   6.  Canon
   7.  Boots
   8.  Banco Santander Central Hispanoamericano
   9.  Great Universal Stores
   10. Bass

Geographic Composition (based on total net assets)

United Kingdom 31.35%
Japan 14.13%
Germany 11.54%
France 10.59%
Australia 10.43%
Netherlands 8.39%
Spain 6.59%
New Zealand 2.44%
Belgium 1.47%
Finland 0.72%

                                 2000 Annual Report o Delaware Pooled Trust  41

International Small-Cap:
Patience Begins to be Rewarded as Investors Reassess Valuations

During the first half of the fiscal year, as we sat on the sidelines during the feeding frenzy on generally overstretched technology stocks, the International Small-Cap Portfolio's performance struggled vs. its benchmark. Since then, as investors have become more attuned to realistic valuations, the Portfolio made up a tremendous amount of ground. The Portfolio finished year-end October 31, 2000 with a loss of 2.96%; the Salomon Smith Barney Extended Market Index (ex-U.S.) lost 1.07% for the same period. While our discipline was tested for much of the year, our focus on undervalued and unfashionable areas of the market has begun to be rewarded.

It's important to note that where we have been able to find tech companies with sensible valuations, we have fully embraced them. For example, the Portfolio's investment in Miyachi Technos, a Japanese manufacturer of small-scale lasers in great demand from the telecommunications and opto-electronics industries, returned close to 300% for the year. ASM Pacific, a manufacturer of semiconductor production equipment based in Hong Kong, also performed well for the Portfolio, returning a profit of over 100% before we sold this position.

The Portfolio has had significant successes in both the Netherlands and France, with five investments there providing triple-digit percentage returns. Our investments in Germany have yet to fulfill their potential. We've held some exposure to the engineering sector where we believed an increasingly undervalued currency would help to kick start operations. The restructuring that we had anticipated has been relatively disappointing. That said, the potential remains and we believe it will be realized. Results in the U.K. have been mixed as well. We've been positioned in quite a few food-and-beverage companies that have not caught the attention of a market obsessed with finding companies that can generate gains in revenue many times GDP.

The Portfolio remains overweighted in the U.K. We view U.K. equities in general as fundamentally mispriced relative to their ability to generate dividend flow and growth.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                   Since Inception
(2.96)%                                    (0.98)%
--------------------------------------------------------------------------------

Growth of $10,000*

         International                    Salomon Smith Barney Extended
     Small-Cap Portfolio                  Market Index (ex-U.S.) ($000)

   20-Jul-99  $10,000.00                              10
   31-Aug-99  $10,141.17                              10.2
   30-Sep-99  $10,647.05                              10.1
   31-Oct-99  $10,176.47                              10
   30-Nov-99  $10,282.35                              10.4
   17-Dec-99  $10,065.84                              11.1
   31-Jan-00   $9,862.85                              10.8
   29-Feb-00   $9,719.57                              11.2
   31-Mar-00   $9,862.85                              11.3
   30-Apr-00   $9,385.23                              10.6
   31-May-00   $9,325.53                              10.4
   30-Jun-00   $9,862.85                              11.1
   31-Jul-00   $9,707.63                              10.7
   31-Aug-00  $10,113.60                              11
   30-Sep-00   $9,934.50                              10.5
   31-Oct-00   $9,874.79                               9.9

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Salomon Smith Barney Extended Market Index (ex-U.S.) is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The International Small-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

42 Delaware Pooled Trust o 2000 Annual Report

We're also finding that as the technology bubble unwinds, some jewels remain in the dustbin of discarded technology stocks; we believe we're in a good position to take advantage of another wave of mispricing of this industry's companies.

Though currently underweighted in Japan, we remain bullish about the small-cap climate there and are looking to increase our exposure. Sales and marketing efforts coupled with fairly radical cost reduction exercises of small-cap firms there have the potential to generate explosive profit growth, in our view.

In other geographical weightings, our overweighting in France and underweighting in Australia have worked well, as these markets have respectively out- and under-performed the wider index. Our lack of enthusiasm for Australia and New Zealand generally reflected the lack of opportunities in our portion of the market.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore joined Delaware in 1990. He was previously a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with Legal and General Investment management and has a total of 16 years experience in the industry.

Gavin A. Hall

Mr. Hall joined Delaware in February 1991. He began his investment career with Baring Investment Management Ltd., after attending Dulwich College and in 1988 joined Hill Samuel Investment Advisers Ltd, where he was a portfolio manager and research analyst covering the UK market. At Delaware, his research responsibilities have included global small cap stocks, the United Kingdom, Continental European and Asian equity markets.

Portfolio Profile
October 31, 2000

Total net assets..........................................$3.0 million

Inception date...........................................July 20, 1999

Asset composition (based on total net assets)
   Common stocks................................................92.37%
   Cash equivalent and other net assets..........................7.63%
Number of holdings..................................................77

Top 10 holdings
   1.  Miyachi Technos
   2.  Lindt & Spruengli
   3.  Otsuka Kagu Limited
   4.  Northern Foods
   5.  Rexam
   6.  PizzaExpress
   7.  Laird Group
   8.  Dairy Crest Group
   9.  FAG Kugelfischer Georg Schaefer
   10. Nera

Geographic Composition (based on total net assets)

United Kingdom 31.97%
----------------------------------------------------------------------
Japan 16.52%
---------------------------------------------
France 9.28
--------------------------------
Germany 8.91%
-----------------------------
Netherlands 6.16%
-------------------------
Singapore 5.20%
-----------------------
Hong Kong 4.08%
---------------------
Switzerland 2.66%
------------
Norway 1.83%
----------
Denmark 1.36%
---------
Italy 1.30%
--------
New Zealand 1.26%
-------
Australia 0.74%
----
Finland 0.57%
--
Spain 0.53%
--


                                   2000 Annual Report o Delaware Pooled Trust 43

Emerging Markets:
Mixed Year, Current Valuations Appear Compelling

The Emerging Markets Portfolio bettered its benchmark, the Morgan Stanley Capital International Emerging Markets Free (Equity) Index, by posting a net loss of 2.40% vs. a loss of 29.51% for the Index during the fiscal year 2000. The past year began with a concentration of investor attention on the "TMT" (technology, media and telecommunications) sectors, but after March this unwound in the light of more realistic assessments of future performance. Emerging markets as a whole have fared similarly. During the first half of the fiscal year, both the Emerging Markets Portfolio and its Index posted net positive returns of over 10%. Not surprisingly, the stocks most responsible for the Portfolio's gains during that period were technology-focused, with a majority of these in Asia, including India, Taiwan and Thailand.

The U.S. dollar's strength has had two kinds of negative impact on emerging market returns. In the case of countries with dollar linked currencies, such as Argentina, exporting to the rest of the world has been very tough and has damaged profitability. In the case of others the weak currency translates into lower dollar values. As regional valuation differentials have narrowed, country and stock differentials have taken on more relative importance. Here, the Portfolio's success relative to its benchmark is largely attributable to our evaluation methodology. Our analysis captures elements of growth, but refuses to overpay for it.

The Portfolio's overexposure in Brazil, for example, has helped it outperform the Index during the period. We are now, to some extent, forced to reassess this aggressive exposure as other managers begin to see value in Brazil. As the consensus shifts our way, overall performance may therefore tail off, but we continue to consider our overweighting in Brazil justified to a large degree by continuing attractive valuations.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------------------------------------------
One Year                                    Since Inception
(2.40)%                                      (8.09)%

Growth of $10,000*

                                            MSCI Emerging Markets
       Emerging Markets Portfolio         Free (Equity) Index ($000)

         14-Apr-97  $10,000.00                        10
         30-Jun-97  $11,190.00                         9.8
         30-Sep-97  $10,790.00                        10.1
         16-Dec-97   $8,734.97                         6
         31-Mar-98   $9,621.72                         5
         30-Jun-98   $7,287.64                         5.3
         30-Sep-98   $5,656.84                         4.1
         18-Dec-98   $5,697.62                         4.1
         31-Mar-99   $6,167.20                         4.7
         30-Jun-99   $7,805.53                         6.1
         30-Sep-99   $7,482.04                         7
         17-Dec-99   $9,061.94                         7
         31-Mar-00   $9,294.30                         8.7
         30-Jun-00   $8,650.03                         7.6
         30-Sep-00   $7,826.22                         7.1
         31-Oct-00   $7,414.31                         5.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International Emerging Markets Free (Equity) Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

44 Delaware Pooled Trust o 2000 Annual Report

Our long-standing underposition in Korean stocks has also contributed to the Portfolio's outperformance versus its benchmark. Unlike the widely held view that a number of fiscal issues there had been resolved, we saw worrisomely little progress in reducing excessive debt levels. We remain heavily underweighted in Korea and are only now considering tentatively and selectively increasing our weighting there.

In this time of strikingly cheap currencies versus the U.S. dollar, we also remain slightly at odds with the consensus about certain currencies currently under pressure. Our positions in South Africa reflect our confidence that the currency there is drastically undervalued. However, it has been possible to hedge our exposure there by holding natural resource stocks like Sappi, Sasol and Iscor, most of whose sales are dollar-based.

Other successful positions during the past year have included exposure to European stocks outside the Index, including companies based in Croatia and Estonia.

Portfolio Managers

Robert Akester

A graduate of University College, London, Mr. Akester joined Delaware in 1996. Prior to joining Delaware, his most recent position was as Director of Hill Samuel Investment Advisers Ltd., where he had responsibility for significant overseas clients and Far Eastern markets. Mr. Akester is an Associate of the Institute of Actuaries with more than 30 years of investment experience.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore joined Delaware in 1990. He was previously a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with Legal and General Investment management and has a total of 16 years experience in the industry.

Portfolio Profile
October 31, 2000

Total net assets.............................................$115.0 million

Inception date...............................................April 14, 1997

Asset composition (based on total net assets)
   Common stocks.....................................................94.74%
   Cash equivalents and other net assets..............................5.26%
Number of holdings.......................................................70

Top 10 holdings
   1.  Companhia Paranaense de Energia Copel ADR
   2.  Gerdau Metalurgica
   3.  Sasol
   4.  ALFA Class A
   5.  Sappi
   6.  Telecomunicacoes de Minas Gerais
   7.  Uniao de Bancos Brasileiros
   8.  Brasil Telecom
   9.  Beijing Capital International Airport
   10. Cemex de C.V.

Geographic Composition (based on total net assets)

Brazil 21.76%
--------------------------------------------------------------
South Africa 13.19%
---------------------------------------
China 6.71%
----------------------
Malaysia 6.36%
--------------------
Mexico 6.21%
-------------------
India 5.41%
----------------
Thailand 4.86%
--------------
Taiwan 4.11%
------------
Israel 3.37%
----------
Russia 3.21%
---------
Chile 3.10%
--------
South Korea 2.40%
-------
Greece 2.08%
------
United States 1.91%
-----
Croatia 1.77%
----
Hungary 1.68%
---
Egypt 1.49%
---
Argentina 1.48%
---
Other Countries 3.64%
-----------------


                                   2000 Annual Report o Delaware Pooled Trust 45

Global Fixed Income:
Excellent Value in Prospect for Non-U.S. Bond Markets

Rising interest rates and a very strong U.S. dollar squeezed the performance of global bond markets throughout the past year. Currency volatility has been extreme. Returns in local currency have been positive everywhere, but these have been eaten away by the rising dollar. For the fiscal year ended October 31, 2000, the Global Fixed Income Portfolio fell 9.51%. The Portfolio's benchmark, the Salomon Smith Barney World Government Bond Index, lost 5.08%.

We believe that a number of international currencies are now extraordinarily undervalued. In particular the Euro, certain other European currencies, and the Australian and New Zealand dollars have been hit hard as the U.S. dollar has risen. The bulk of the Portfolio's underperformance for the year is due to our overweighting in Australia, New Zealand and the Eurozone; as time progresses, all of these should rebound from their extremes of undervaluation.

Dollar strength is the main reason for Euro weakness in our view; we are, however, persuaded that its fundamentals remain convincingly solid. In our view, Euroland is economically healthy, boasting a lower inflation rate than the U.S., both now and in prospect. The Euroland current account is in balance, whereas the U.S. deficit is at record levels. As the U.S. economy cools, we believe it will become increasingly difficult to attract the foreign capital needed to keep the dollar riding high.

We look at inflation very closely as the basis for our asset allocation decisions. The world economic boom points to an increase in inflation in most markets, but most particularly in the U.S. This has been one factor in our underweighting of the U.S. bond market: we do not believe dollar yields adequately compensate investors for the risk of inflation in an economy that has been growing at a torrid pace for so long. Recently, there has been some slowing in the U.S., but we believe that the moderate inflationary tendencies will persist. Over the past year, we have increased our underweighted stance.

Average Annual Total Return*
Periods ending October 31, 2000
-----------------------------------------------------------------------------
One Year                  Five Years              Since Inception
(9.51)%                  2.91%                    6.30%
-----------------------------------------------------------------------------

Growth of $10,000*


               Global Fixed                      Salomon Smith Barney
              Income Portfolio            World Government Bond Index ($000)

          30-Nov-92  $10,000.00                           10
          31-Dec-92  $10,110.00                           10.8
          30-Jun-93  $11,099.00                           11.4
          30-Dec-93  $11,963.59                           11.3
          30-Jun-94  $11,629.50                           11.5
          30-Dec-94  $12,196.33                           11.9
          30-Jun-95  $13,058.22                           13.6
          27-Dec-95  $14,467.41                           13.7
          28-Jun-96  $15,102.07                           13.6
          12-Dec-96  $16,495.51                           14.3
          30-Jun-97  $16,800.68                           13.7
          16-Dec-97  $16,963.25                           14.7
          22-Jun-98  $17,171.45                           14.8
          18-Dec-98  $18,503.09                           16.5
          22-Jun-99  $18,055.20                           16
          17-Dec-99  $17,582.35                           16.1
          30-Jun-00  $17,496.80                           15.4
          31-Oct-00  $16,227.60                           15.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Smith Barney World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

46 Delaware Pooled Trust o 2000 Annual Report

The Portfolio's holdings are overweighted to the Eurozone. As of October 31, 2000, the Portfolio had no holdings in Japan, which is issuing a lot of debt; the prospective real yield is still very low and it remains a poor value market in our opinion.

Portfolio Managers

Joanna Bates

Ms. Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Advisers Ltd. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Delaware, Ms. Bates specializes in credit issues and emerging market debt.

John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk is responsible for day-to-day management of Delaware's fixed income team.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's global fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process.

Portfolio Profile
October 31, 2000

Total net assets.............................................$389.3 million

Inception date............................................November 30, 1992

Asset composition (based on total net assets)
   Bonds.............................................................96.67%
   Cash equivalents and other net assets..............................3.33%
Number of holdings.......................................................39

Top 10 holdings
   1.  U.S. Treasury Inflation Index Notes 3.625% 1/15/08
   2.  Government of France 4.00% 10/25/09
   3.  Kingdom of Belgium 5.75% 9/28/10
   4.  Queensland Treasury 8.00% 5/14/03
   5.  New Zealand Government 7.00% 7/15/09
   6.  Deutschland Republic 6.25% 1/4/24
   7.  Republic of Finland 3.75% 11/12/03
   8.  Portugese Government 5.375% 6/23/08
   9.  New Zealand Government 6.00% 11/15/11
   10. New Zealand Government 8.00% 4/15/04

Geographic Composition (based on total net assets)

Germany 16.73%
-------------------------------------------------------
New Zealand 12.06%
--------------------------------------
United States 11.60%
------------------------------------
France 9.60%
---------------------------
Netherlands 8.43%
-----------------------
Australia 7.39%
-------------------
Austria 6.02%
--------------
Belgium 5.74%
------------
Finland 4.18%
---------
Portugal 3.89%
--------
SupraNational 2.98%
------
Italy 2.82%
-----
Canada 2.59%
----
Norway 1.76%
---
Korea 0.88%
--
                                   2000 Annual Report o Delaware Pooled Trust 47

International Fixed Income:
Non-U.S. Bond Markets Offer Excellent Prospective Value

Rising interest rates and a very strong U.S. dollar squeezed the performance of global bond markets throughout the past year. Currency volatility has been extreme. Returns in local currency have been positive everywhere, but these have been eaten away by the rising dollar. For the fiscal year ended October 31, 2000, the International Fixed Income Portfolio fell 13.54%. The Portfolio's benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index, lost 9.70%.

We believe that a number of international currencies are now extraordinarily undervalued. In particular the Euro, certain other European currencies, and the Australian and New Zealand dollars have been hit hard as the U.S. dollar has risen. The bulk of the Portfolio's underperformance for the year is due to our overweighting in Australia, New Zealand and the Eurozone; as time progresses, we feel all of these should rebound from their extremes of undervaluation.

Dollar strength is the main reason for Euro weakness; we are, however, persuaded that its fundamentals remain convincingly solid. Euroland is economically healthy, boasting a lower inflation rate than the U.S. both now and in prospect. The Euroland current account is in balance, whereas the U.S. deficit is at record levels. As the U.S. economy cools, we believe it will become increasingly hard to attract the foreign capital needed to keep the dollar riding high.

We look very closely at inflation as the basis for our asset allocation decisions. The world economic boom points to an increase in inflation in most markets, but most particularly in the U.S. This has been one factor in our underweighting of the U.S. bond market; we do not believe dollar yields adequately compensate investors for the risk of inflation in an economy that has been growing at a torrid pace for so long. Recently, there has been some slowing in the U.S., but we believe that the moderate inflationary tendencies will persist and over the past year we have increased our underweighted stance.

Average Annual Total Return*
Periods ending October 31, 2000
--------------------------------------------
One Year           Since Inception
(13.54)%           (1.37)%
--------------------------------------------

Growth of $10,000*


   International Fixed                        Salomon Smith Barney
     Income Portfolio                Non-U.S. World Government Bond Index ($000)

  11-Apr-97  $10,000.00                                 10
  30-Jun-97  $10,380.00                                  9.8
  30-Sep-97  $10,580.02                                 10
  16-Dec-97  $10,412.20                                 10.5
  20-Mar-98  $10,589.16                                 10.2
  22-Jun-98  $10,474.04                                 10.4
  22-Sep-98  $10,936.74                                 10.4
  18-Dec-98  $11,430.23                                 11.9
  22-Mar-99  $11,309.85                                 11.8
  22-Jun-99  $11,034.79                                 11.4
  22-Sep-99  $11,045.83                                 11.3
  17-Dec-99  $10,764.72                                 11.5
  22-Mar-00  $10,507.84                                 11
  30-Jun-00  $10,531.32                                 10.7
  30-Sep-00   $9,803.40                                 10.8
  31-Oct-00   $9,521.63                                 10.4

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Smith Barney Non-U.S. World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

48 Delaware Pooled Trust o 2000 Annual Report

The Portfolio's holdings are generally overweighted to the Eurozone. As of October 31,2000, the Portfolio had no holdings in Japan, which is issuing a lot of debt; the prospective real yield is still very low and it remains a poor value market in our opinion.

Portfolio Managers

Joanna Bates

Ms. Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Advisers Ltd. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Delaware, Ms. Bates specializes in credit issues and emerging market debt.

John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk is responsible for day-to-day management of Delaware's fixed income team.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's global fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process.

Portfolio Profile
October 31, 2000

Total net assets..............................................$50.4 million

Inception date...............................................April 11, 1997

Asset composition (based on total net assets)
   Bonds.............................................................96.37%
   Cash equivalents and other net assets..............................3.63%
Number of holdings.......................................................37

Top 10 holdings
   1.  Kingdom of Belgium 5.75% 9/28/10
   2.  Portugese Government 5.375% 6/23/08
   3.  Deutschland Republic 4.00% 7/4/09
   4.  Deutschland Republic 6.00% 1/4/07
   5.  Netherlands Government 5.75% 2/15/07
   6.  New Zealand Government 7.00% 7/15/09
   7.  Republic of Finland 9.50% 3/15/04
   8.  Baden Wurt-Finance 5.25% 9/26/01
   9.  Nordic Investment Bank 4.875% 3/1/01
   10. Republic of Austria 4.375% 2/28/02

Geographic Composition (based on total net assets)

Germany 21.43%
-------------------------------------------------------
Netherlands 14.48%
--------------------------------------
Supranational 11.35%
------------------------------
New Zealand 8.70%
--------------------
Australia 6.86%
------------------
Belgium 6.82%
----------------
Portugal 6.68%
--------------
United States 4.39%
----------
Finland 4.37%
---------
Italy 3.86%
-------
Austria 3.33%
------
France 2.13%
----
Spain 1.97%
---
                                   2000 Annual Report o Delaware Pooled Trust 49

Delaware Pooled Trust: The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                          Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.91%

Aerospace and Defense: 0.97%
Boeing                                                     11,800    $   800,187
                                                                     -----------
                                                                         800,187
                                                                     -----------

Automobiles and Automotive Parts: 3.89%

Delphi Automotive Systems                                  54,200        850,262
Ford Motor                                                 24,300        634,838
General Motors                                             18,400      1,143,100
TRW                                                        14,100        592,200
                                                                     -----------
                                                                       3,220,400
                                                                     -----------

Banking and Finance: 22.00%

American General                                           15,700      1,263,850
Bank of America                                            29,461      1,415,969
Bank of New York                                           14,900        857,681
Block (H&R)                                                18,300        653,081
Chase Manhattan                                            29,300      1,333,150
Chubb                                                       2,300        194,206
Federal Home Loan                                          26,500      1,590,000
Federal National Mortgage                                  21,500      1,655,500
FleetBoston Financial                                      38,100      1,447,800
Hartford Financial Services                                13,700      1,019,794
Marsh & McLennan                                            7,600        993,700
Mellon Financial                                           35,200      1,698,400
Morgan (J.P.)                                               4,800        794,400
PNC Financial Group                                        18,600      1,243,875
U.S. Bancorp                                               36,400        880,425
Wells Fargo                                                25,700      1,190,231
                                                                     -----------
                                                                      18,232,062
                                                                     -----------

Cable, Media, and Publishing: 3.96%

Gannett                                                    16,400        951,200
Knight-Ridder                                              10,800        542,700
McGraw-Hill                                                27,800      1,784,413
                                                                     -----------
                                                                       3,278,313
                                                                     -----------

Chemicals: 2.40%

duPont (E.I.) deNemours                                    12,600        571,725
PPG Industries                                             11,600        517,650
Rohm & Haas                                                30,000        901,875
                                                                     -----------
                                                                       1,991,250
                                                                     -----------

Computers and Technology: 1.74%

Electronic Data Systems                                    11,300        530,394
Pitney Bowes                                               30,700        911,406
                                                                     -----------
                                                                       1,441,800
                                                                     -----------

                                                          Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------
Consumer Products: 6.78%

Avon Products                                              24,100     $1,168,850
Clorox                                                     33,400      1,490,475
Kimberly-Clark                                             25,600      1,689,600
Minnesota Mining &
   Manufacturing                                            7,000        676,375
Nike                                                       14,900        595,069
                                                                     -----------
                                                                       5,620,369
                                                                     -----------

Electronics and Electrical Equipment: 2.99%

Eaton                                                      11,400        775,913
Emerson Electric                                           14,700      1,079,531
Rockwell International                                     15,900        625,069
                                                                     -----------
                                                                       2,480,513
                                                                     -----------

Energy: 8.67%

Baker Hughes                                               19,800        680,625
Chevron                                                    14,300      1,174,388
Conoco Class B                                             36,585        994,655
El Paso Energy                                             27,300      1,711,369
Exxon Mobil                                                22,404      1,998,157
Sunoco                                                     21,000        628,688
                                                                     -----------
                                                                       7,187,882
                                                                     -----------

Food, Beverage and Tobacco: 9.33%

Anheuser Busch                                             31,900      1,459,425
Coca-Cola                                                  15,000        905,625
General Mills                                              34,900      1,457,075
Heinz (H.J.)                                               31,150      1,306,353
PepsiCo                                                    23,500      1,138,281
Quaker Oats                                                 8,000        652,500
Ralston-Purina Group                                       33,700        817,225
                                                                     -----------
                                                                       7,736,484
                                                                     -----------
Healthcare and Pharmaceuticals: 7.02%

Abbott Laboratories                                        26,000      1,373,125
American Home Products                                     17,900      1,136,650
AstraZeneca ADR                                            16,600        791,613
Baxter International                                       14,700      1,208,156
Bristol-Myers Squibb                                       21,500      1,310,156
                                                                     -----------
                                                                       5,819,700
                                                                     -----------

Industrial Machinery: 2.06%

Caterpillar                                                18,500        648,656
Deere & Co.                                                28,800      1,060,200
                                                                     -----------
                                                                       1,708,856
                                                                     -----------

50 Delaware Pooled Trust o 2000 Annual Report

                                                          Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------

 Insurance: 4.48%

 ACE Limited                                                25,600   $ 1,004,800
 Allstate                                                   26,200     1,054,550
 Aon                                                        39,875     1,652,320
                                                                     -----------
                                                                       3,711,670
                                                                     -----------

 Leisure, Lodging and Entertainment: 2.99%

 Carnival Cruise Lines                                      49,900     1,238,144
 Marriott International Class A                             17,800       720,900
 Viad                                                       24,400       521,550
                                                                     -----------
                                                                       2,480,594
                                                                     -----------

 Metals and Mining: 2.09%

 Alcoa                                                      60,400     1,732,725
                                                                     -----------
                                                                       1,732,725
                                                                     -----------

 Paper and Forest Products: 2.56%

 International Paper                                        29,875     1,094,172
 Weyerhaeuser                                               21,900     1,027,931
                                                                     -----------
                                                                       2,122,103
                                                                     -----------
 Retail: 1.22%

*Federated Department Stores                                31,000     1,009,438
                                                                     -----------
                                                                       1,009,438
                                                                     -----------

 Telecommunications: 8.30%

 ALLTEL                                                     23,100     1,488,506
 A T & T                                                    29,650       687,509
 Cable & Wireless ADR                                       25,300     1,089,481
 SBC Communications                                         36,452     2,102,825
 Verizon Communications                                     26,090     1,508,328
                                                                     -----------
                                                                       6,876,649
                                                                     -----------

 Transportation and Shipping: 0.80%

 CSX                                                        26,200       663,188
                                                                     -----------
                                                                         663,188
                                                                     -----------

 Utilities: 4.66%

 Dominion Resources                                         20,900     1,244,856
 Duke Energy                                                15,600     1,348,425
 PG&E                                                       24,000       646,500
 Texas Utilities                                            16,900       626,356
                                                                     -----------
                                                                       3,866,137
                                                                     -----------
--------------------------------------------------------------------------------
 Total Common Stock
 (cost $74,452,857)                                                   81,980,320
================================================================================

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.45%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $716,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $699,673)                                       $682,000      $682,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $284,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $288,984 and
   $193,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $191,523 and
   $193,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $207,294)                                        674,000       674,000
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $668,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $688,411)                                        674,000       674,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,030,000)                                                     2,030,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.36%
(cost $76,482,857)                                                   84,010,320
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.36%)                                         (1,128,476)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   5,393,799 SHARES
   OUTSTANDING; EQUIVALENT TO
   $15.37 PER SHARE: 100.00%                                        $82,881,844
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $83,198,276
Undistributed net investment income                                     677,059
Accumulated net realized loss on
   investments                                                       (8,520,954)
Net unrealized appreciation of
   investments                                                        7,527,463
--------------------------------------------------------------------------------
Total net assets                                                    $82,881,844
================================================================================

ADR = American Depository Receipt

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

                                   2000 Annual Report o Delaware Pooled Trust 51

Delaware Pooled Trust: The Equity Income Portfolio
Statement of Net Assets
October 31, 2000

                                                          Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------

COMMON STOCK: 94.57%

Aerospace and Defense: 0.70%

Boeing                                                     11,000    $   745,937
                                                                     -----------
                                                                         745,937
                                                                     -----------


Automobiles and Automotive Parts: 2.88%

Ford Motor                                                 29,500        770,687
General Motors                                             23,500      1,459,937
TRW                                                        20,200        848,400
                                                                     -----------
                                                                       3,079,024
                                                                     -----------

Banking and Finance: 16.64%

Bank of America                                            40,300      1,936,918
Bank of New York                                           18,100      1,041,881
Chase Manhattan                                            46,700      2,124,850
Citigroup                                                  27,800      1,462,975
Federal Home Loan                                          18,600      1,116,000
Federal National Mortgage                                  42,100      3,241,700
FleetBoston Financial                                      51,800      1,968,400
MBNA                                                       19,300        724,956
Mellon Financial                                           39,100      1,886,575
Morgan (J.P.)                                               4,200        695,100
PNC Financial Group                                        24,000      1,605,000
                                                                     -----------
                                                                      17,804,355
                                                                     -----------

Cable, Media and Publishing: 3.46%

Gannett                                                    27,100      1,571,800
McGraw-Hill                                                33,100      2,124,606
                                                                     -----------
                                                                       3,696,406
                                                                     -----------
Chemicals: 1.89%

Imperial Chemical ADR                                      37,000        915,750
Rohm & Haas                                                36,800      1,106,300
                                                                     -----------
                                                                       2,022,050
                                                                     -----------

Computers and Technology: 3.81%

Electronic Data Systems                                    34,200      1,605,263
First Data                                                 34,000      1,704,250
Pitney Bowes                                               25,900        768,906
                                                                     -----------
                                                                       4,078,419
                                                                     -----------

Consumer Products: 5.02%

Avon Products                                              36,500      1,770,250
Clorox                                                     22,900      1,021,913
Kimberly-Clark                                             39,100      2,580,600
                                                                     -----------
                                                                       5,372,763
                                                                     -----------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

Electronics and Electrical Equipment: 2.13%

Eaton                                                      11,100    $   755,494
Emerson Electric                                           20,800      1,527,500
                                                                     -----------
                                                                       2,282,994
                                                                     -----------

Energy: 9.51%

Baker Hughes                                               46,100      1,584,687
Chevron                                                    11,700        960,863
Conoco Class B                                             58,520      1,591,013
El Paso Energy                                             28,700      1,799,131
Exxon Mobil                                                27,391      2,442,935
Halliburton                                                26,900        996,981
Williams                                                   19,200        802,800
                                                                     -----------
                                                                      10,178,410
                                                                     -----------

Food, Beverage and Tobacco: 5.53%

Anheuser Busch                                             41,600      1,903,200
PepsiCo                                                    43,100      2,087,656
Quaker Oats                                                12,700      1,035,844
Ralston-Purina Group                                       36,600        887,550
                                                                     -----------
                                                                       5,914,250
                                                                     -----------

Healthcare and Pharmaceuticals: 10.55%

Abbott Laboratories                                        31,000      1,637,188
American Home Products                                     45,000      2,857,500
AstraZeneca ADR                                            18,500        882,219
Baxter International                                       27,300      2,243,719
Bristol-Myers Squibb                                       39,700      2,419,219
Johnson & Johnson                                          13,500      1,243,688
                                                                     -----------
                                                                      11,283,533
                                                                     -----------

Industrial Machinery: 3.01%

Caterpillar                                                28,700      1,006,294
Deere                                                      33,600      1,236,900
Dover                                                      23,000        976,063
                                                                     -----------
                                                                       3,219,257
                                                                     -----------

Insurance: 9.82%

ACE                                                        22,900        898,824
Allstate                                                   31,800      1,279,950
American General                                           30,500      2,455,250
Aon                                                        58,200      2,411,662
Chubb                                                       3,100        261,755
Marsh & McLennan                                           13,100      1,712,824
XL Capital-Class A                                         19,300      1,483,688
                                                                     -----------
                                                                      10,503,953
                                                                     -----------

52 Delaware Pooled Trust o 2000 Annual Report

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

 Leisure, Lodging and Entertainment: 2.09%

 Carnival Cruise Lines                                     57,700     $1,431,681
 Marriott International-Class A                             19,800       801,900
                                                                      ----------
                                                                       2,233,581
                                                                      ----------

 Metals and Mining: 2.41%

 Alcoa                                                      89,900     2,579,006
                                                                      ----------
                                                                       2,579,006
                                                                      ----------

 Paper and Forest Products: 1.16%

 International Paper                                        33,800     1,237,925
                                                                      ----------
                                                                       1,237,925
                                                                      ----------

 Retail: 2.06%

*Federated Department Stores                                25,800       840,113
 Target                                                     49,200     1,359,150
                                                                      ----------
                                                                       2,199,263
                                                                      ----------

 Telecommunications: 6.36%

 ALLTEL                                                     19,600     1,262,975
 Cable & Wireless ADR                                       29,800     1,283,263
 SBC Communications                                         41,629     2,401,473
 Verizon Communications                                     32,234     1,863,528
                                                                      ----------
                                                                       6,811,239
                                                                      ----------

 Textiles, Apparel and Furniture: 0.68%

 Nike                                                       18,300       730,856
                                                                      ----------
                                                                         730,856
                                                                      ----------

 Utilities: 4.86%

 Dominion Resources                                         23,300     1,387,806
 Duke Energy                                                14,500     1,253,344
 PG&E                                                       31,600       851,225
 TXU                                                        46,100     1,708,581
                                                                      ----------
                                                                       5,200,956
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $91,135,386)                                                   101,174,177
================================================================================
                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------

 CORPORATE BONDS: 2.42%

 Automobiles and Automotive Parts: 0.13%
 Gentek
   11.00% 8/1/09                                           $140,000      139,300
                                                                      ----------
                                                                         139,300
                                                                      ----------

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

Banking, Finance and Insurance: 0.05%

Sovereign Bancorp
   10.50% 11/15/06                                       $ 50,000       $ 51,000
                                                                        --------
                                                                          51,000
                                                                        --------

Cable, Media and Publishing: 0.39%

Adelphia Communications
   10.50% 7/15/04                                          40,000         39,850
American Lawyer Media
   9.75% 12/15/07                                         100,000         91,000
American Media Operations
   10.25% 5/1/09                                           45,000         43,874
Charter Communications
   8.625% 4/1/09                                          100,000         90,500
Classic Cable
   10.50% 3/1/10                                          100,000         83,000
Sinclair Broadcast Group
   10.00% 9/30/05                                          50,000         47,624
Telewest Communications
   9.625% 10/1/06                                          20,000         16,600
                                                                        --------
                                                                         412,448
                                                                        --------

Chemicals: 0.20%

Avecia Group
   11.00% 7/1/09                                           55,000         53,075
Huntsman
   9.50% 7/1/07                                           200,000        117,000
Lyondell Chemical
   9.875% 5/1/07                                           40,000         39,100
                                                                        --------
                                                                         209,175
                                                                        --------

Computers and Technology: 0.05%

Exodus Communications
   10.75% 12/15/09                                         60,000         54,600
                                                                        --------
                                                                          54,600
                                                                        --------
Consumer Products: 0.17%

Avis Rent A Car
   11.00% 5/1/09                                           75,000         80,250
Buhrman US
   12.25% 11/1/09                                         100,000        102,500
                                                                        --------
                                                                         182,750
                                                                        --------

Energy: 0.18%

Chesapeake Energy
   9.625% 5/1/05                                           65,000         65,569
Frontier Oil
   11.75% 11/15/09                                         80,000         81,600
Nuevo Energy
   9.50% 6/1/08                                            50,000         50,187
                                                                        --------
                                                                         197,356
                                                                        --------

                                   2000 Annual Report o Delaware Pooled Trust 53

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

Healthcare and Pharmaceuticals: 0.12%

Oxford Health Plans
   11.00% 5/15/05                                         $40,000       $ 43,800
Tenet Healthcare
   7.625% 6/1/08                                           85,000         81,175
                                                                        --------
                                                                         124,975
                                                                        --------

Industrial Machinery: 0.26%

Azurix
   10.75% 2/15/10                                          50,000         46,250
J Crew Operating
   10.375% 10/15/07                                        50,000         43,750
National Equipment
   10.00% 11/30/04                                         25,000         15,125
Neff
   10.25% 6/1/08                                          400,000        182,000
                                                                        --------
                                                                         287,125
                                                                        --------

Leisure, Lodging and Entertainment: 0.08%

Bally Total Fitness
   9.875% 10/15/07                                         50,000         46,750
Hollywood Casino
   11.25% 5/1/07                                            5,000          5,163
Venetian Casino
   12.25% 11/15/04                                         30,000         30,525
                                                                        --------
                                                                          82,438
                                                                        --------

Metals and Mining: 0.14%

Golden Northwest
   12.00% 12/15/06                                         50,000         48,750
P and L Coal Holdings
   8.875% 5/15/08                                         100,000         99,500
                                                                        --------
                                                                         148,250
                                                                        --------

Telecommunications: 0.39%

Global Crossing
   9.625% 5/15/08                                          25,000         24,000
Intermedia Communications
   9.50% 3/1/09                                           100,000         96,750
Level 3 Communications
   9.125% 5/1/08                                          200,000        162,500
Nextel Communications
   9.375% 11/15/09                                         50,000         48,376
   12.00% 11/1/08                                          85,000         91,164
                                                                        --------
                                                                         422,790
                                                                        --------

Transportation and Shipping: 0.09%

Atlas Air
   9.375% 11/15/06                                        100,000         98,500
                                                                        --------
                                                                          98,500
                                                                        --------

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

Utilities: 0.08%

AES
   10.25% 7/15/06                                        $ 85,000     $   86,914
                                                                      ----------
                                                                          86,914
                                                                      ----------

Miscellaneous: 0.09%

Pierce Leahy
   8.125% 5/15/08                                         100,000         93,500
                                                                      ----------
                                                                          93,500
                                                                      ----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $2,953,448)                                                      2,591,121
================================================================================

REPURCHASE AGREEMENTS: 7.17%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $2,706,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $2,643,592)                                    2,577,000      2,577,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $1,071,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $1,091,874 and
   $728,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $723,638 and
   $728,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $783,224)                                      2,547,000      2,547,000
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $2,523,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $2,601,039)                                    2,546,000      2,546,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $7,670,000)                                                      7,670,000
================================================================================

54 Delaware Pooled Trust o 2000 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 104.16%
(COST $101,758,834)                                                $111,435,298
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (4.16%)                                         (4,455,775)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   12,959,903 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.25 PER SHARE: 100.00%                                        $106,979,523
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $115,582,447
Undistributed net investment income                                   2,437,903
Accumulated net realized loss on
   investments                                                      (20,717,291)
Net unrealized appreciation of
   investments                                                        9,676,464
--------------------------------------------------------------------------------
Total net assets                                                   $106,979,523
================================================================================

ADR = American Depository Receipt

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

Delaware Pooled Trust:
The Core Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                            Number       Market
                                                          of Shares      Value
--------------------------------------------------------------------------------
 COMMON STOCK: 95.71%

 Aerospace and Defense: 1.09%
 Honeywell International                                       412      $ 22,171
                                                                        --------
                                                                          22,171
                                                                        --------

 Banking, Finance, and Insurance: 20.85%

 American International Group                                  287        28,126
 Axa Financial                                                 700        37,844
 Capital One Financial                                         700        44,188
 Chase Manhattan                                               950        43,225
 Citigroup                                                     666        35,048
 Dime Bancorp                                                  700        17,106
 Federal Home Loan                                           1,400        84,000
 FleetBoston Financial                                       1,300        49,400
 MBNA                                                          800        30,050
 Merrill Lynch & Company                                       200        14,000
 Morgan (J.P.)                                                 100        16,550
 Morgan Stanley Dean Witter                                    300        24,094
                                                                        --------
                                                                         423,631
                                                                        --------

 Chemicals: 1.20%

 Dow Chemical                                                  800        24,500
                                                                        --------
                                                                          24,500
                                                                        --------

 Computers and Technology: 19.81%
*America Online                                                700        35,301
*Cisco Systems                                                 800        43,100
 Compaq Computer                                             1,400        42,574
 Electronic Data Systems                                       500        23,469
*EMC                                                           400        35,625
 First Data                                                    800        40,100
*Gateway                                                       600        30,966
 Hewlett-Packard                                               800        37,150
 International Business Machines                               300        29,550
*Microsoft                                                     700        48,213
*Oracle                                                      1,100        36,300
                                                                        --------
                                                                         402,348
                                                                        --------

 Consumer Products: 4.42%

 Kimberly-Clark                                                500        33,000
 Tyco International                                          1,000        56,688
                                                                        --------
                                                                          89,688
                                                                        --------

 Electronics and Electrical Equipment: 4.74%

 General Electric                                            1,100        60,294
 Intel                                                         800        36,000
                                                                        --------
                                                                          96,294
                                                                        --------

                                   2000 Annual Report o Delaware Pooled Trust 55

                                                            Number       Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

 Energy: 9.15%

 Amerada Hess                                                  400      $ 24,800
 Coastal                                                       600        45,263
 Exxon Mobil                                                   600        53,513
 Halliburton                                                   900        33,356
 Sunoco                                                        600        17,963
*Westport Resources                                            700        11,069
                                                                        --------
                                                                         185,964
                                                                        --------

 Food, Beverage, and Tobacco: 2.55%
 Anheuser Busch                                                100         4,575
 Coca-Cola                                                     400        24,150
*Suiza Foods                                                   500        23,156
                                                                        --------
                                                                          51,881
                                                                        --------

 Healthcare and Pharmaceuticals: 12.59%

 American Home Products                                        600        38,100
*Amgen                                                         200        11,588
 Baxter International                                          200        16,438
 Biomet                                                        500        18,094
 Bristol-Myers Squibb                                          300        18,281
 Johnson & Johnson                                             700        64,483
 Medtronic                                                     500        27,156
 Merck & Company                                               300        26,981
 Pfizer                                                        800        34,550
                                                                        --------
                                                                         255,671
                                                                        --------

 Leisure, Lodging, and Entertainment: 1.47%

 Viad                                                        1,400        29,925
                                                                        --------
                                                                          29,925
                                                                        --------

 Retail: 2.90%
*Kroger                                                     1,200        27,075
 Wal-Mart Stores                                              700        31,763
                                                                        --------
                                                                         58,838
                                                                        --------

 Telecommunications: 10.00%

 ALLTEL                                                        300        19,331
 BellSouth                                                     500        24,156
 Lucent Technologies                                           700        16,319
*McLeodUSA Class A                                           1,300        25,025
 Nortel Networks                                               600        27,300
 SBC Communications                                          1,000        57,688
*WorldCom                                                    1,400        33,250
                                                                        --------
                                                                         203,069
                                                                        --------

 Transportation and Shipping: 2.73%

 Tidewater                                                   1,200        55,425
                                                                        --------
                                                                          55,425
                                                                        --------

                                                            Number       Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

Utilities: 2.21%
*AES                                                           300    $   16,950
*Southern Energy                                               900        24,525
*TNPC                                                          200         3,325
                                                                      ----------
                                                                          44,800
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $1,866,261)                                                      1,944,205
================================================================================

                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 6.89%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $49,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $48,253)                                         $47,000         47,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $20,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $19,930 and
   $13,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $13,209 and
   $13,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $14,296)                                          46,500         46,500
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $46,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $47,477)                                          46,500         46,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $140,000)                                                          140,000
================================================================================

56 Delaware Pooled Trust o 2000 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 102.60%
(COST $2,006,261)                                      $2,084,205
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (2.60%)                              (52,898)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   237,865 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.54 PER SHARE: 100.00%                            $2,031,307
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
================================================================================
Shares of beneficial interest
   (unlimited authorization-no par)                    $2,073,448
Undistributed net investment income                        13,414
Accumulated net realized loss on
   investments                                           (133,499)
Net unrealized appreciation of
   investments                                             77,944
--------------------------------------------------------------------------------
Total net assets                                       $2,031,307
================================================================================

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

Delaware Pooled Trust:
The Select Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                            Number       Market
                                                          of Shares      Value
--------------------------------------------------------------------------------


COMMON STOCK: 100.48%

 Banking, Finance, and Insurance: 19.11%

 Chase Manhattan                                             1,800      $ 81,900
 Citigroup                                                   1,500        78,937
 Federal Home Loan                                           1,400        84,000
 Morgan Stanley Dean Witter                                    900        72,281
 Stilwell Financial                                          1,700        76,181
                                                                        --------
                                                                         393,299
                                                                        --------

 Cable, Media, and Publishing: 7.10%

*AT&T Liberty Media Class A                                  3,900        70,200
 Time Warner                                                 1,000        75,910
                                                                        --------
                                                                         146,110
                                                                        --------

 Computers and Technology: 12.27%

 Intel                                                       1,900        85,500
*Microsoft                                                   1,300        89,537
 Nortel Networks                                             1,700        77,350
                                                                        --------
                                                                         252,387
                                                                        --------

 Consumer Products: 3.76%

 Minnesota Mining &
   Manufacturing                                               800        77,300
                                                                        --------
                                                                          77,300
                                                                        --------

 Electronics and Electrical Equipment: 7.92%

 General Electric                                            1,400        76,737
 Symbol Technologies                                         1,900        86,331
                                                                        --------
                                                                         163,068
                                                                        --------

 Energy: 7.33%

 Baker Hughes                                                2,200        75,625
 Williams                                                    1,800        75,263
                                                                        --------
                                                                         150,888
                                                                        --------

 Food, Beverage, and Tobacco: 3.78%

 Anheuser Busch                                              1,700        77,775
                                                                        --------
                                                                          77,775
                                                                        --------

 Healthcare and Pharmaceuticals: 8.22%

 Bristol-Myers Squibb                                        1,300        79,219
 Merck & Company                                             1,000        89,938
                                                                        --------
                                                                         169,157
                                                                        --------

                                   2000 Annual Report o Delaware Pooled Trust 57

                                                            Number      Market
                                                          of Shares     Value
--------------------------------------------------------------------------------

 Industrial Machinery: 3.85%

 Ingersoll-Rand                                              2,100    $   79,275
                                                                      ----------
                                                                          79,275
                                                                      ----------

 Leisure, Lodging, and Entertainment: 3.83%

 Walt Disney                                                 2,200        78,788
                                                                      ----------
                                                                          78,788
                                                                      ----------

 Metals and Mining: 3.90%

 Alcoa                                                       2,800        80,325
                                                                      ----------
                                                                          80,325
                                                                      ----------

 Telecommunications: 15.70%

 AT&T                                                        3,200        74,200
 BellSouth                                                   1,700        82,131
*Sprint PCS                                                  2,100        80,063
 Verizon Communications                                      1,500        86,719
                                                                      ----------
                                                                         323,113
                                                                      ----------

 Utilities: 3.71%

*Southern Energy                                             2,800        76,300
                                                                      ----------
                                                                          76,300
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $2,003,915)                                                      2,067,785
================================================================================
                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 0.05%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $350 U.S. Treasury
   Notes 4.75% due 2/15/04,
   market value $345)                                        $338            338
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $140 U.S. Treasury
   Notes 6.25% due 2/15/03,
   market value $142
   and $90 U.S. Treasury
   Notes 5.25% due 8/15/03,
   market value $94 and
   $90 U.S. Treasury Notes
   7.25% due 5/15/04,
   market value $102)                                         331            331

                                                          Principal     Market
                                                            Amount      Value
--------------------------------------------------------------------------------

With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $330 U.S. Treasury
   Notes 5.875% due 11/15/05,
   market value $339)                                        $331    $      331
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,000)                                                             1,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.53%
(COST $2,004,915)                                                     2,068,785
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS (0.53%)                                             (10,954)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   235,295 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.75 PER SHARE: 100.00%                                          $2,057,831
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $1,804,805
Undistributed net investment income                                      79,468
Accumulated net realized gain on
   investments                                                          109,688
Net unrealized appreciation of
   investments                                                           63,870
--------------------------------------------------------------------------------
Total net assets                                                     $2,057,831
================================================================================

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

58 Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The All-Cap Growth Equity
Statement of Net Assets
October 31, 2000

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 COMMON STOCK: 95.84%
 Banking, Finance and Insurance: 13.54%
 Capital One Financial                                      1,800   $  113,625
 Federal Home Loan                                          4,300      258,000
 Federal National Mortgage                                  4,000      308,000
 Lehman Brothers Holdings                                   2,300      148,350
 Merrill Lynch & Company                                    1,600      112,000
 Morgan Stanley Dean Witter                                 1,600      128,500
 Providian Financial                                        2,300      239,200
 State Street Bank                                          1,200      149,688
 Washington Mutual                                          2,600      114,400
 Zions Bancorp                                              3,600      206,775
                                                                    ----------
                                                                     1,778,538
                                                                    ----------

 Business Services: 0.58%
*Robert Half International                                  2,500       76,250
                                                                    ----------
                                                                        76,250
                                                                    ----------

 Cable, Media and Publishing: 2.83%
*AT&T-Liberty Media Class A                                 7,100      127,800
*USA Networks                                               5,900      119,475
*Viacom Class B                                             2,200      125,125
                                                                    ----------
                                                                       372,400
                                                                    ----------

 Computers and Technology: 2.73%
 Linear Technology                                          2,300      148,494
*Sun Microsystems                                           1,900      210,663
                                                                    ----------
                                                                       359,157
                                                                    ----------

 Consumer Services: 3.68%
*America Online                                             9,600      484,128
                                                                    ----------
                                                                       484,128
                                                                    ----------

 Electronics and Electrical Equipment: 10.03%
*Altera                                                     3,800      155,562
*JDS Uniphase                                               4,420      359,677
*Maxim Integrated Products                                  2,500      165,781
*Micrel                                                     6,100      276,025
*PMC-Sierra                                                 1,400      237,300
*Xilinx                                                     1,700      123,144
                                                                    ----------
                                                                     1,317,489
                                                                    ----------

 Energy: 0.65%
*AES                                                        1,500       84,750
                                                                    ----------
                                                                        84,750
                                                                    ----------

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Healthcare and Pharmaceuticals: 7.13%
*Genentech                                                  5,400   $  445,500
*Pain Therapeutics                                          3,900       83,606
*Sepracor                                                   2,300      156,688
*Serono ADR                                                 2,100       47,513
*United Therapeutics                                        3,800      203,300
                                                                    ----------
                                                                       936,607
                                                                    ----------

 Leisure, Lodging and Entertainment: 3.68%
*Brinker International                                     10,500      412,125
*Outback Steakhouse                                         2,500       71,250
                                                                    ----------
                                                                       483,375
                                                                    ----------

 Retail: 11.55%
*Bed Bath & Beyond                                         11,900      307,169
 Home Depot                                                 1,500       64,500
*Kohl's                                                     7,200      390,150
*Krispy Kreme Doughnuts                                       800       78,850
 Limited                                                    9,800      247,450
*Starbucks                                                  4,200      187,688
 Walgreen                                                   5,300      241,813
                                                                    ----------
                                                                     1,517,620
                                                                    ----------

 Technology/Software: 22.30%
*Ariba                                                      1,500      189,562
*Docent                                                     7,600      195,700
*Gemstar-TV Guide International                             3,600      246,825
*i2 Technologies                                            3,100      527,000
*NetIQ                                                      2,800      241,150
*Network Appliance                                          3,900      464,100
*Peregrine Systems                                         11,200      268,800
*Quest Software                                             4,300      187,856
*VeriSign                                                   1,300      171,600
*VERITAS Software                                           3,100      437,148
                                                                    ----------
                                                                     2,929,741
                                                                    ----------

 Telecommunications: 12.16%
*Applied Micro Circuits                                     5,200      397,150
*Brocade Communications
   Systems                                                  1,200      272,850
*Comcast-Special Class A                                    1,200       48,900
*Extreme Networks                                           5,600      464,450
*Foundry Networks                                           1,900      126,231
*Juniper Networks                                           1,100      214,500
*XO Communications                                          2,200       74,216
                                                                    ----------
                                                                     1,598,297
                                                                    ----------

                                  2000 Annual Report o Delaware Pooled Trust  59

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Transportation and Shipping: 1.07%
 Expeditors International                                   2,700  $   140,062
                                                                   -----------
                                                                       140,062
                                                                   -----------
 Utilities: 3.91%
 Duke Energy                                                3,100      267,956
 Dynegy                                                     5,300      245,456
                                                                   -----------
                                                                       513,412
                                                                   -----------
 -----------------------------------------------------------------------------
 Total Common Stock
 (cost $11,258,226)                                                 12,591,826
 =============================================================================

                                                        Principal
                                                          Amount
 -----------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 6.57%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $305,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $297,792)                                       $290,000      290,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $121,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $122,996 and
   $82,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $81,516 and
   and $82,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $88,228)                                         287,000      287,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $284,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $292,998)                                        287,000      287,000
 -----------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $864,000)                                                       864,000
 =============================================================================

TOTAL MARKET VALUE OF SECURITIES: 102.41%
(COST $12,122,226)                                                 $13,455,826
==============================================================================
LIABILITIES NET OF ASSETS
  AND OTHER RECEIVABLES: (2.41%)                                      (317,163)
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE
   TO 1,498,152 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.77 PER SHARE: 100.00%                                        $13,138,663
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization-no par)                                 $12,716,390
Accumulated net realized loss on
  investments                                                         (911,327)
Net unrealized appreciation of
  investments                                                        1,333,600
------------------------------------------------------------------------------
Total net assets                                                   $13,138,663
==============================================================================

* Non-income producing security for the period ended October 31, 2000.

See accompanying notes

60  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 COMMON STOCK: 96.06%
 Banking, Finance and Insurance: 11.29%
 Alliance Capital Management                                  700   $   33,600
*Ambac Financial Group                                      1,300      103,756
 Banknorth Group                                            2,500       45,312
 Capital One Financial                                      1,500       94,687
*Compucredit                                                  900       27,788
 Heller Financial                                           4,000      117,000
*John Hancock Financial Services                            1,500       47,438
 Lehman Brothers Holdings                                   1,000       64,500
*Silicon Valley Bancshares                                  1,100       50,875
 Synovus Financial                                          1,600       34,500
 Zions Bancorp                                              2,000      114,875
                                                                    ----------
                                                                       734,331
                                                                    ----------

 Business Services: 5.81%
 Cintas                                                     1,950       90,431
*Convergys                                                  3,400      148,113
*Fiserv                                                     1,900       99,631
*Robert Half International                                  1,300       39,650
                                                                    ----------
                                                                       377,825
                                                                    ----------

 Cable, Media and Publishing: 3.04%
*Clear Channel Communications                               1,430       85,889
*Hispanic Broadcasting                                      1,900       59,375
*Lamar Advertising                                          1,100       52,800
                                                                    ----------
                                                                       198,064
                                                                    ----------

 Computers and Technology: 20.98%
*BroadVision                                                3,600      107,100
*Commerce One                                               1,300       83,444
*i2 Technologies                                            1,080      183,600
*Network Appliance                                          2,200      261,800
*Peregrine Systems                                          4,700      112,800
 PerkinElmer                                                1,800      215,100
*SunGard Data Systems                                       2,600      132,925
*Veritas Software                                           1,900      267,930
                                                                    ----------
                                                                     1,364,699
                                                                    ----------

 Consumer Products: 2.00%
*Gemstar International Group
 Limited                                                    1,900      130,269
                                                                    ----------
                                                                       130,269
                                                                    ----------

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Electronics and Electrical Equipment: 15.57%
*Altera                                                     2,600   $  106,437
*Finisar                                                    2,100       60,506
*JDS Uniphase                                               2,420      196,928
*ONI Systems                                                1,600      129,700
*PMC-Sierra                                                 1,200      203,400
Tektronix                                                   2,100      149,625
*Waters                                                       200       14,513
*Xilinx                                                     2,100      152,119
                                                                    ----------
                                                                     1,013,228
                                                                    ----------

 Healthcare and Pharmaceuticals: 5.96%
*Abgenix                                                      644       45,080
*Celera Genomics                                              400       27,000
*Genentech                                                    700       57,750
*Invitrogen                                                 1,300       98,881
*Millenium Pharmaceuticals                                    600       43,538
*Sepracor                                                   1,000       68,125
*United Therapeutics                                        1,000       47,267
                                                                    ----------
                                                                       387,641
                                                                    ----------

 Leisure, Lodging and Entertainment: 5.83%
*Brinker International                                      4,700      184,475
 Darden Restaurants                                         3,300       74,250
*Jack in the Box                                            2,700       66,150
*Outback Steakhouse                                         1,900       54,150
                                                                    ----------
                                                                       379,025
                                                                    ----------

 Retail: 10.98%
*Bed Bath & Beyond                                          6,700      172,944
*Best Buy                                                     700       35,131
*Dollar Tree Stores                                         2,900      113,462
 Intimate Brands                                            4,800      114,600
*Kohl's                                                     3,900      211,331
*Starbucks                                                  1,500       67,031
                                                                    ----------
                                                                       714,499
                                                                    ----------

 Telecommunications: 13.39%
*American Tower Class A                                     3,300      135,094
*Ciena                                                      1,600      168,200
*Extreme Networks                                           2,900      240,519
*Foundry Networks                                           1,300       86,369
*McLeodUSA Class A                                          8,500      163,625
*XO Communications                                          2,300       77,589
                                                                    ----------
                                                                       871,396
                                                                    ----------

                                  2000 Annual Report o Delaware Pooled Trust  61

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Utilities: 1.21%
*Southern Energy                                            2,900   $   79,025
                                                                    ----------
                                                                        79,025
                                                                    ----------

 -----------------------------------------------------------------------------
 Total Common Stock
 (cost $4,062,779)                                                   6,250,002
 =============================================================================

                                                        Principal
                                                          Amount
 -----------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 6.87%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $158,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $154,066)                                       $150,000      150,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $62,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $63,633 and
   $42,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $42,173 and
   $42,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $45,646)                                         148,000      148,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $147,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $151,586)                                        149,000      149,000
 -----------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $447,000)                                                       447,000
 =============================================================================

------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 102.93%
(COST $4,509,779)                                                   $6,697,002
==============================================================================
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (2.93%)                                          (190,673)
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   525,092 SHARES
   OUTSTANDING; EQUIVALENT TO
   $12.39 PER SHARE: 100.00%                                        $6,506,329
==============================================================================
------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                                   $1,057,230
Accumulated net realized gain on
 investments                                                         3,261,876
Net unrealized appreciation of
 investments                                                         2,187,223
------------------------------------------------------------------------------
Total net assets                                                    $6,506,329
==============================================================================

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

62  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Small-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 COMMON STOCK: 95.59%
 Automobiles and Automotive Parts: 2.62%
 Borg-Warner Automotive                                       700     $ 26,425
 CLARCOR                                                    1,000       19,125
 Cummins Engine                                               400       13,600
                                                                      --------
                                                                        59,150
                                                                      --------

 Banking, Finance and Insurance: 20.58%
 Associated Banc-Corp                                         980       23,581
*Avis Rent-A-Car                                              900       26,888
 Colonial BancGroup                                         3,000       26,438
 Commercial Federal                                         1,300       22,750
 Compass Bancshares                                         1,300       23,644
 Cullen/Frost Bankers                                       1,300       43,306
 Everest Re Group                                           1,100       64,488
*Financial Federal                                          1,300       27,544
 Hudson United Bancorp                                      1,400       31,325
 Liberty Financial                                          1,300       35,100
 PartnerRe                                                    700       38,150
 PMI Group                                                    600       44,325
 Presidential Life                                          1,900       27,669
 Westamerica Bancorporation                                   800       28,750
                                                                      --------
                                                                       463,958
                                                                      --------

 Buildings and Materials: 4.25%
 D.R. Horton                                                2,380       44,030
*Griffon                                                    3,200       24,400
 Kaufman & Broad Home                                         700       20,825
*Toll Brothers                                                200        6,500
                                                                      --------
                                                                        95,755
                                                                      --------

 Cable, Media and Publishing: 1.02%
 Belo (A.H.) Class A                                        1,200       23,025
                                                                      --------
                                                                        23,025
                                                                      --------

 Chemicals: 4.19%
*Cytec Industries                                             700       24,238
 OM Group                                                     900       41,625
*Scotts                                                       800       28,600
                                                                      --------
                                                                        94,463
                                                                      --------

 Computers and Technology: 4.47%
*Black Box                                                    300       19,763
*Mercury Computer Systems                                     900       27,900
*Parametric Technology                                      1,200       14,775
*Synopsys                                                   1,100       38,363
                                                                      --------
                                                                       100,801
                                                                      --------

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Electronics and Electrical Equipment: 4.11%
*Galileo Technology                                         1,500     $ 40,688
*International Rectifier                                      600       26,775
*Plexus                                                       400       25,225
                                                                      --------
                                                                        92,688
                                                                      --------

 Energy: 9.33%
 Helmerich & Payne                                          1,400       44,013
*Louis Dreyfus Natural Gas                                    700       22,444
*Marine Drilling                                              800       19,100
 NICOR                                                        600       21,188
 NUI                                                          900       28,069
*Ocean Energy                                               2,400       33,300
 Valero Energy                                                800       26,450
*Westport Resources                                         1,000       15,813
                                                                      --------
                                                                       210,377
                                                                      --------

 Engineering and Construction: 2.39%
*Jacobs Engineering Group                                   1,300       53,788
                                                                      --------
                                                                        53,788
                                                                      --------

 Food, Beverage and Tobacco: 4.20%
*Constellation Brands                                         600       29,250
*Suiza Foods                                                1,200       55,575
 Universal Foods                                              500        9,875
                                                                      --------
                                                                        94,700
                                                                      --------

 Healthcare and Pharmaceuticals: 7.61%
 Alpharma-Class A                                             200        7,763
*AmeriSource Health Class A                                   500       21,719
*Community Health Systems                                     800       22,550
 Cooper Companies                                             500       17,875
 Invacare                                                   1,300       37,050
*Lifepoint Hospitals                                          300       11,625
*STERIS                                                       600        9,000
*Varian Medical Systems                                       900       43,988
                                                                      --------
                                                                       171,570
                                                                      --------

 Industrial Machinery: 1.44%
 CIRCOR International                                         550        6,084
 Kaydon                                                     1,200       26,325
                                                                      --------
                                                                        32,409
                                                                      --------

 Metals and Mining: 0.31%
*Mueller Industries                                           300        6,994
                                                                      --------
                                                                         6,994
                                                                      --------

                                  2000 Annual Report o Delaware Pooled Trust  63

                                                            Number     Market
                                                          of Shares     Value
 -----------------------------------------------------------------------------
 Packaging and Containers: 1.07%
*PACTIV                                                     2,300   $   24,150
                                                                    ----------
                                                                        24,150
                                                                    ----------

 Real Estate: 7.71%
 Cabot Industrial Trust                                     2,200       41,525
 Kilroy Realty                                              1,200       31,275
 Pan Pacific Retail Properties                              2,000       40,875
 Prentiss Properties Trust                                  1,300       32,988
 Reckson Associates Realty                                  1,200       27,150
                                                                    ----------
                                                                       173,813
                                                                    ----------

 Retail: 3.99%
*Barnes & Noble                                             1,400       26,425
*BJ's Wholesale Club                                        1,000       32,938
*Zale                                                         900       30,488
                                                                    ----------
                                                                        89,851
                                                                    ----------

 Telecommunications: 2.75%
*Adtran                                                       500       19,000
*Andrew                                                       300        7,894
*ANTEC                                                        500        6,094
*Brightpoint                                                2,800       18,638
*Ditech Communications                                        300       10,331
                                                                    ----------
                                                                        61,957
                                                                    ----------

 Textiles, Apparel and Furniture: 3.00%
*Furniture Brands International                             1,400       23,625
*Quicksilver                                                1,000       19,125
 Wolverine World Wide                                       2,300       24,869
                                                                    ----------
                                                                        67,619
                                                                    ----------

 Transportation and Shipping: 4.82%
 Alexander & Baldwin                                        1,200       29,925
*Mesaba Holdings                                            2,200       23,788
 Tidewater                                                    800       36,950
 USFreightways                                                700       18,025
                                                                    ----------
                                                                       108,688
                                                                    ----------

 Utilities: 2.82%
 California Water Service Group                               800       21,550
 Conectiv                                                   1,600       28,700
*TNPC                                                         800       13,300
                                                                    ----------
                                                                        63,550
                                                                    ----------

 Miscellaneous: 2.91%
 Federal Signal                                             2,200       51,425
 Smith (A.O.)                                               1,000       14,125
                                                                    ----------
                                                                        65,550
                                                                    ----------
 -----------------------------------------------------------------------------
 Total Common Stock
 (cost $1,936,931)                                                   2,154,856
 =============================================================================

                                                         Principal      Market
                                                           Amount        Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.75%
With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $38,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $36,879)                                         $36,000   $   36,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $15,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $15,232 and
   $10,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $10,095 and
   $10,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $10,926)                                          35,500       35,500
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $35,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $36,286)                                          35,500       35,500
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $107,000)                                                        107,000
==============================================================================
TOTAL MARKET VALUE OF SECURITIES: 100.34%
(COST $2,043,931)                                                    2,261,856
==============================================================================
------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.34%)                                            (7,768)
==============================================================================
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   244,155 SHARES
   OUTSTANDING; EQUIVALENT TO
   $9.23 PER SHARE: 100.00%                                         $2,254,088
==============================================================================
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $2,071,775
Undistributed net investment income                                     20,599
Accumulated net realized loss on
   investments                                                         (56,211)
Net unrealized appreciation of
   investments                                                         217,925
------------------------------------------------------------------------------
Total net assets                                                    $2,254,088
==============================================================================
* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

64  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2000

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
 COMMON STOCK: 96.20%

 Banking, Finance, and Insurance: 6.26%
*Americredit                                                 5,100    $  137,062
 Dime Bancorp                                               19,300       471,644
 Doral Financial                                            13,300       237,737
 Everest Re Group                                            1,700        99,663
 GATX                                                        3,400       143,012
 Metris                                                     10,650       344,794
 PartnerRe                                                   3,900       212,550
 Radian Group                                                5,200       368,549
 Sovereign Bancorp                                          10,800        89,775
 Webster Financial                                          10,400       253,500
                                                                      ----------
                                                                       2,358,286
                                                                      ----------

 Basic Industry/Capital Goods: 2.46%
*MSC Industrial Direct-Class A                              10,100       150,238
*Mettler-Toledo International                               16,600       775,013
                                                                      ----------
                                                                         925,251
                                                                      ----------

 Buildings and Materials: 0.43%
 Kaufman & Broad Home                                        5,400       160,650
                                                                      ----------
                                                                         160,650
                                                                      ----------

 Business Services: 5.72%

*BISYS Group                                                13,000       612,625
*Corporate Executive Board                                  12,900       595,013
*Digital Insight                                             6,100       117,806
*eLoyalty                                                    5,600        53,900
*eSpeed                                                      8,800       184,800
*Hall, Kinion & Associates                                   6,000       158,625
*Heidrick & Struggles                                        2,100       129,806
 True North Communications                                   6,500       244,969
*Watson Wyatt & Company                                      3,300        57,131
                                                                      ----------
                                                                       2,154,675
                                                                      ----------

 Cable, Media, and Publishing: 1.42%
*Getty Images                                               16,800       533,400
                                                                      ----------
                                                                         533,400
                                                                      ----------

 Computers and Technology: 12.59%
*CoorsTek                                                    4,900       143,325
*Micrel                                                     30,000     1,357,500
*Network Appliance                                          15,700     1,868,300
*PMC-Sierra                                                  8,100     1,372,950
                                                                      ----------
                                                                       4,742,075
                                                                      ----------

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
 Consumer Services: 0.63%
*Bright Horizons Family Solutions                         9,500       $  237,500
                                                                      ----------
                                                                         237,500
                                                                      ----------

 Food, Beverage, and Tobacco: 0.49%
*American Italian Pasta Class A                           9,200          184,575
                                                                      ----------
                                                                         184,575
                                                                      ----------

 Healthcare and Pharmaceuticals: 9.83%
*CIMA Labs                                                8,600          473,000
*CIMA Labs Restricted                                     1,100           60,500
*Cubist Pharmaceuticals                                   7,100          305,078
*Cubist Pharmaceuticals
  Restricted                                                800           34,375
*Esperion Therapeutics                                    7,900          109,119
*Exelixis                                                 3,200           70,600
*Inhale Therapeutic                                      11,400          567,150
*Inspire Pharmaceticals                                  11,100          217,837
*Intrabiotics Pharmaceuticals                            16,900          251,387
*Neurocrine Biosciences                                   9,500          368,125
*Pharmacopeia                                             3,500           63,875
*Pharmacopeia Restricted                                  2,100           38,325
*Trimeris                                                 9,200          650,900
*United Therapeutics                                      9,200          492,200
                                                                      ----------
                                                                       3,702,471
                                                                      ----------

 Leisure, Lodging, and Entertainment: 7.74%
*California Pizza Kitchen                                 2,400           84,000
*CEC Entertainment                                       23,750          757,031
*Extended Stay America                                   20,200          248,712
 Morrison Management Special                              3,540          118,590
 Ruby Tuesday                                            17,200          233,275
*Sonic                                                   13,800          503,700
*The Cheesecake Factory                                  18,000          797,625
*Westwood One                                             9,000          170,438
                                                                      ----------
                                                                       2,913,371
                                                                      ----------

 Retail: 10.42%
*American Eagle Outfitters                                3,400          117,087
*Cost Plus                                               15,075          422,100
*Dollar Tree Stores                                      29,100        1,138,537
*Duane Reade                                             13,300          388,194
*Hot Topic                                                5,900          202,075
*Linens'n Things                                         21,300          654,975
*TOO                                                     26,200          600,963
*Tweeter Home Entertainment
   Group                                                 16,500          397,031
                                                                      ----------
                                                                       3,920,962
                                                                      ----------

                                   2000 Annual Report o Delaware Pooled Trust 65

                                                          Number        Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
 Technology/Software: 21.04%
*Broadbase Software                                      22,900       $  246,175
*Carescience                                             10,000           29,375
*Extensity                                                6,400           81,600
*Gemstar-TV Guide International                           9,700          665,056
 Henry (Jack) & Associates                               21,700        1,193,500
*I2 Technologies                                          6,655        1,131,350
*Manugistics Group                                        3,800          432,963
*NetIQ                                                   10,600          912,925
*New Era of Networks                                     23,100          359,494
*Onyx Software                                           11,500          182,563
*Peregrine Systems                                       17,700          424,800
*RSA Security                                             4,100          237,800
*VERITAS Software                                        11,950        1,685,137
*Webex Communications                                     7,500          337,969
                                                                      ----------
                                                                       7,920,707
                                                                      ----------

 Telecommunications: 17.17%
*Applied Micro Circuits                                  20,200        1,542,775
*Dycom                                                   22,300          839,037
*Leap Wireless                                            7,500          373,125
*SBA Communications                                      16,800          842,100
*Tekelec                                                 23,500          865,094
*Tut Systems                                             11,000          365,750
*West TeleServices                                       18,800          479,400
*Western Multiplex                                       15,400          217,525
*XO Communications                                       27,800          937,816
                                                                      ----------
                                                                       6,462,622
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $30,976,361)                                                    36,216,545
================================================================================

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.78%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $502,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $490,116)                                       $478,000        478,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $199,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $202,431 and
   $135,000 U.S.

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
   Treasury Notes 5.25%
   due 8/15/03, market
   value $134,161 and
   $135,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $145,208)                                       $472,000   $   472,000
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $468,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $482,226)                                        472,000       472,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,422,000)                                                     1,422,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.98%
(COST $32,398,361)                                                   37,638,545
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.02%                                              6,946
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,986,297 SHARES
   OUTSTANDING; EQUIVALENT TO
   $18.95 PER SHARE: 100.00%                                        $37,645,491
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT
   OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $33,603,495
Accumulated net realized loss on
   investments                                                       (1,198,188)
Net unrealized appreciation of
   investments                                                        5,240,184
--------------------------------------------------------------------------------
Total net assets                                                    $37,645,491
================================================================================

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

66 Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Real Estate Investment Trust Portfolio II Statement of Net Assets
October 31, 2000

                                                           Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------

COMMON STOCK: 98.76%
Hotel REITs: 1.33%
MeriStar Hospitality                                        1,500       $ 28,687
                                                                        --------
                                                                          28,687
                                                                        --------

Mall REITs: 6.61%
General Growth Properties                                   1,500         44,250
Macerich                                                    1,600         31,400
Simon Property Group                                        2,470         55,111
Taubman Centers                                             1,100         12,031
                                                                        --------
                                                                         142,792
                                                                        --------

Manufactured Housing REITs: 6.63%
Chateau Communities                                         2,780         78,187
Sun Communities                                             2,140         65,003
                                                                        --------
                                                                         143,190
                                                                        --------

Multifamily REITs: 22.19%
Apartment Investment &
   Management Class A                                       1,990         90,918
AvalonBay Communities                                       2,251        103,405
Camden Property Trust                                       1,300         37,213
Equity Residential Properties                               1,700         80,006
Essex Property Trust                                        1,450         75,400
Grove Property Trust                                        5,455         92,565
                                                                        --------
                                                                         479,507
                                                                        --------

Office/Industrial REITs: 44.54%
Alexandria Real Estate Equities                             2,300         77,913
AMB Property                                                3,880         91,180
CarrAmerica Realty                                          2,390         70,654
Crescent Real Estate Equities                                 700         14,088
Duke-Weeks Realty                                           4,040         95,698
Equity Office Properties Trust                              4,620        139,178
First Industrial Realty                                     1,800         55,575
Liberty Property Trust                                      1,533         40,529
Prentiss Properties Trust                                   3,575         90,716
ProLogis                                                    3,400         71,400
Reckson Associates Realty                                   3,330         75,341
SL Green Realty                                             3,080         82,583
Spieker Properties                                          1,040         57,590
                                                                        --------
                                                                         962,445
                                                                        --------

                                                           Number        Market
                                                         of Shares       Value
--------------------------------------------------------------------------------
 Retail Strip Centers REITs: 6.65%
 Kimco Realty                                                1,800    $   72,450
 Pan Pacific Retail Properties                               3,490        71,327
                                                                      ----------
                                                                         143,777
                                                                      ----------
 Self Storage REITs: 2.68%
 Public Storage                                              2,570        57,825
                                                                      ----------
                                                                          57,825
                                                                      ----------
 Other/Operating Companies: 8.13%
*Catellus Development                                        3,710        67,475
 Starwood Hotels & Resorts
   Worldwide                                                 2,490        73,766
 Trizec Hahn                                                 2,300        34,356
                                                                      ----------
                                                                         175,597
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $1,936,177)                                                      2,133,820
================================================================================

                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 1.76%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $13,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $13,097)                                         $12,800         12,800
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $5,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $5,410 and
   $4,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $3,585 and
   $4,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $3,880)                                           12,600         12,600

                                   2000 Annual Report o Delaware Pooled Trust 67

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $13,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $12,887)                                         $12,600    $   12,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $38,000)                                                           38,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.52%
(COST $1,974,177)                                                     2,171,820
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.52%)                                            (11,180)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   137,820 SHARES
   OUTSTANDING; EQUIVALENT TO
   $15.68 PER SHARE: 100.00%                                         $2,160,640
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,016,801
Undistributed net investment income                                      60,304
Accumulated net realized loss on
   investments                                                       (1,114,108)
Net unrealized appreciation of
   investments                                                          197,643
--------------------------------------------------------------------------------
Total net assets                                                     $2,160,640
================================================================================

REITs = Real Estate Investment Trusts

* Non-income producing security for the year ended October 31, 2000.

See accompanying notes

Delaware Pooled Trust:
The Intermediate Fixed Income Portfolio
Statement of Net Assets
October 31, 2000

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 11.30%

Federal National Mortgage
   Association Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                         $369,077      $364,633
Government National
   Mortgage Association
   Series 98-9B
   6.85% 12/20/25                                         550,000       538,764
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $924,177)                                                         903,397
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES: 16.52%

Federal Home Loan
   Mortgage Corporation
   7.00% 11/15/30                                         150,000       147,141
Federal National
   Mortgage Association
   7.00% 8/1/28                                           308,888       302,614
   7.00% 11/1/28                                          243,685       238,735
   7.00% 8/1/29                                           163,296       160,387
   7.00% 10/1/29                                          480,617       472,056
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $1,335,548)                                                     1,320,933
================================================================================

AGENCY OBLIGATIONS: 22.70%

Federal National
   Mortgage Association
   7.00% 7/15/05                                        1,625,000     1,656,122
   7.25% 5/15/30                                          150,000       159,039
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $1,800,817)                                                     1,815,161
================================================================================

ASSET-BACKED SECURITIES: 10.38%

NationsCredit Grantor Trust
   Series 97-1 A 6.75%
   8/15/13                                                180,190       179,044
Peco Energy Transition Trust
   Series 99-A A4
   5.80% 3/1/07                                           415,000       399,985
Philadelphia, Pennsylvania
   Authority For Industrial
   Development Series 97A
   6.488% 6/15/04                                         264,506       250,620
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $862,947)                                                         829,649
================================================================================

68 Delaware Pooled Trust o 2000 Annual Report

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.09%
Comm Series 2000-C1 A1
   7.206% 9/15/08                                        $129,353    $  130,345
First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                         195,144       196,947
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $323,397)                                                         327,292
================================================================================

CORPORATE BONDS: 24.35%

Banking, Finance and Insurance: 7.56%
Banco Santander-Chile
   6.50% 11/1/05                                          250,000       241,944
Morgan Stanley Dean Witter
   7.75% 6/15/05                                          355,000       362,706
                                                                     ----------
                                                                        604,650
                                                                     ----------

Energy: 3.16%
Osprey Trust
   8.31% 1/15/03                                          250,000       252,764
                                                                     ----------
                                                                        252,764
                                                                     ----------

Environmental Services: 3.56%
USA Waste Services
   6.125% 7/15/01                                         290,000       284,432
                                                                     ----------
                                                                        284,432
                                                                     ----------

Metals and Mining: 1.58%
Alcoa
   7.375% 8/1/10                                          125,000       126,389
                                                                     ----------
                                                                        126,389
                                                                     ----------

Telecommunications: 8.49%
Cox Communications
   6.15% 8/1/03                                           310,000       300,906
Worldcom
   7.55% 4/1/04                                           375,000       377,898
                                                                     ----------
                                                                        678,804
                                                                     ----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $1,979,000)                                                     1,947,039
================================================================================

U.S. TREASURY OBLIGATIONS: 11.91%

U.S. Treasury Notes
   4.25% 11/15/03                                         140,000       133,710
   6.25% 8/31/02                                           85,000        85,402
   6.50% 2/15/10                                          700,000       732,978
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $932,000)                                                         952,090
================================================================================

                                                        Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.87%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $109,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $106,502)                                       $104,000    $  104,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $43,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $43,988 and
   $29,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $29,153 and
   $29,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $31,554)                                         102,500       102,500
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $102,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $104,788)                                        102,500       102,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $309,000)                                                         309,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 105.12%
(COST $8,466,886)                                                     8,404,561
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (5.12%)                                           (409,115)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   835,767 SHARES
   OUTSTANDING; EQUIVALENT TO
   $9.57 PER SHARE: 100.00%                                          $7,995,446
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $8,635,508
Undistributed net investment income                                         600
Accumulated net realized loss on
   investments                                                         (578,337)
Net unrealized depreciation of
   investments                                                          (62,325)
--------------------------------------------------------------------------------
Total net assets                                                     $7,995,446
================================================================================

See accompanying notes

                                   2000 Annual Report o Delaware Pooled Trust 69

Delaware Pooled Trust: The Aggregate Fixed Income Portfolio
Statement of Net Assets
October 31, 2000

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 2.32%

Federal Home Loan
   Mortgage Corporation
   Series T-11 A5
   6.50% 1/25/15                                         $ 60,000       $ 59,245
Federal National Mortgage
   Association Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                           71,434         70,574
Government National
   Mortgage Association
   Series 98-9 B
   6.85% 12/20/25                                          40,000         39,183
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $170,486)                                                          169,002
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES: 34.19%

Federal Home Loan
   Mortgage Corporation
   7.00% 11/15/30                                         240,000        235,425
   7.50% 10/1/30                                           60,000         60,000
Federal National
   Mortgage Association
   6.00% 4/1/13                                           154,645        150,489
   7.00% 11/1/28                                          119,543        117,115
   7.00% 8/1/29                                           121,306        119,145
   7.00% 2/1/30                                           876,371        860,487
   7.00% 10/1/30                                          140,000        137,331
   7.50% 9/1/29                                           120,540        120,464
   7.50% 10/1/29                                          141,280        141,191
Government National
   Mortgage Association
   7.50% 6/15/30                                          199,611        200,609
   7.50% 8/15/30                                          343,644        345,147
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $2,464,623)                                                      2,487,403
================================================================================

AGENCY OBLIGATIONS: 17.91%

Federal National Mortgage Association
   6.625% 9/15/09                                          45,000         44,893
   7.125% 2/15/05                                          50,000         51,114
   7.125% 1/15/30                                          95,000         99,120
   7.25% 1/15/10                                          250,000        259,489
   7.25% 5/15/30                                          800,000        848,207
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $1,283,117)                                                      1,302,823
================================================================================

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 7.28%

Citibank Credit Card
   Master Trust I
   Series 99-7 A
   6.65% 11/15/06                                        $135,000       $134,167
Discover Card
   Master Trust
   Series 99-2 A
   5.90% 10/15/04                                         110,000        108,593
Ford Credit Auto
   Owner Trust
   Series 00-F A2
   6.56% 5/17/04                                          100,000         99,750
Peco Energy
   Transition Trust
   Series 99-A A4
   5.80% 3/1/07                                           115,000        110,839
Standard Credit Card
   Master Trust
   Series 94-4 A
   8.25% 11/7/03                                           75,000         75,935
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $535,644)                                                          529,284
================================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.48%

Comm Series 00-C1 A1
   7.206% 9/15/08                                          69,652         70,186
DLJ Commerical
   Series 99-CG1 A1B
   6.46% 1/10/09                                          115,000        110,363
First Union National Bank
   Series 99-C4 A1
   7.184% 9/15/08                                          97,572         98,473
Lehman Large Loan
   Series 97-LLI A1
   6.84% 9/12/06                                          120,000        119,856
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $396,028)                                                          398,878
================================================================================

CORPORATE BONDS: 15.87%

Automobiles and Automotive Parts: 1.05%
DaimlerChrysler
   7.75% 6/15/05                                           75,000         76,371
                                                                        --------
                                                                          76,371
                                                                        --------

70 Delaware Pooled Trust o 2000 Annual Report

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
Banking, Finance and Insurance: 6.51%
Banco Santander-Chile
   6.50% 11/1/05                                          $15,000       $ 14,517
Ford Motor Credit
   7.50% 3/15/05                                          200,000        200,707
Osprey Trust
   8.31% 1/15/03                                          100,000        101,105
PNC Funding
   7.00% 9/1/04                                           160,000        157,616
                                                                        --------
                                                                         473,945
                                                                        --------

Computers and Technology: 2.99%
Computer Sciences
   7.50% 8/8/05                                           150,000        151,604
Sun Microsystems
   7.65% 8/15/09                                           65,000         65,822
                                                                        --------
                                                                         217,426
                                                                        --------

Electronics & Electrical Equipment: 0.69%
Arrow Electronics
   8.20% 10/1/03                                           50,000         49,924
                                                                        --------
                                                                          49,924
                                                                        --------

Environmental Services: 0.27%
USA Waste Services
   6.125% 7/15/01                                          20,000         19,616
                                                                        --------
                                                                          19,616
                                                                        --------

Leisure, Lodging & Entertainment: 1.61%
J Seagram & Sons
   7.60% 12/15/28                                          35,000         38,761
Time Warner Entertainment
   8.375% 3/15/23                                          75,000         78,590
                                                                        --------
                                                                         117,351
                                                                        --------

Telecommunications: 2.75%
Cox Communications
   6.15% 8/1/03                                            35,000         33,973
Worldcom
   7.55% 4/1/04                                           165,000        166,275
                                                                        --------
                                                                         200,248
                                                                        --------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $1,162,390)                                                      1,154,881
================================================================================

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 1.23%

Residential Accredit Loans
   Series 98-QS9 A3
   6.75% 7/25/28                                           90,000         89,314
--------------------------------------------------------------------------------
Total Non-Agency Collateralized Mortgage Obligations
(cost $87,587)                                                            89,314
================================================================================

                                                        Principal        Market
                                                          Amount         Value
--------------------------------------------------------------------------------
U.S.TREASURY OBLIGATIONS: 12.15%

U.S. Treasury Notes
   6.00% 8/15/09                                         $255,000      $257,728
   6.50% 2/15/10                                          505,000       528,791
   8.875% 8/15/17                                          75,000        97,500
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $861,536)                                                         884,019
================================================================================

REPURCHASE AGREEMENTS: 5.68%

With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $146,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $142,347)                                        139,000       139,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $58,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $58,793 and
   $39,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $38,965 and
   $39,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $42,174)                                         137,000       137,000
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $136,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $140,056)                                        137,000       137,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $413,000)                                                         413,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 102.11%
(COST $7,374,411)                                                     7,428,604
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (2.11%)                                           (153,512)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   819,960 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.87 PER SHARE: 100.00%                                          $7,275,092
================================================================================

                                   2000 Annual Report o Delaware Pooled Trust 71

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT
   OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $7,367,290
Undistributed net investment income                                     384,661
Accumulated net realized loss on
   investments                                                         (531,052)
Net unrealized appreciation of
   investments                                                           54,193
--------------------------------------------------------------------------------
Total net assets                                                     $7,275,092
================================================================================

See accompanying notes

Delaware Pooled Trust:
The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 2000

                                                          Principal       Market
                                                            Amount        Value
--------------------------------------------------------------------------------
  CORPORATE BONDS: 82.02%

  Banking and Finance: 4.78%
  Beaver Valley Funding
     9.00% 6/1/17                                          $ 40,000     $ 41,700
**Pinnacle Holdings
     10.00% 3/15/08                                          40,000       23,000
  Sovereign Bancorp
     10.50% 11/15/06                                         25,000       25,500
                                                                        --------
                                                                          90,200
                                                                        --------

   Buildings and Materials: 2.50%
   K Hovanian Enterprises
     10.50% 10/1/07                                          15,000       14,137
   Toll Brothers
     8.125% 2/1/09                                           35,000       33,075
                                                                        --------
                                                                          47,212
                                                                        --------

   Cable, Media, and Publishing: 6.36%
   Adelphia Communications
     9.875% 3/1/07                                           25,000       22,625
   Charter Communications
     8.625% 4/1/09                                           50,000       45,250
   Classic Cable
     10.50% 3/1/10                                           40,000       33,200
   Sinclair Broadcast Group
     10.00% 9/30/05                                          20,000       19,050
                                                                        --------
                                                                         120,125
                                                                        --------

   Chemicals: 7.22%
   Avecia Group PLC
     11.00% 7/1/09                                           30,000       28,950
   Huntsman
     9.50% 7/1/07                                           100,000       58,500
   Lyondell Chemical
     9.875% 5/1/07                                           50,000       48,875
                                                                        --------
                                                                         136,325
                                                                        --------

   Consumer Products: 1.35%
   Gaylord Container
     9.75% 6/15/07                                           40,000       25,400
                                                                        --------
                                                                          25,400
                                                                        --------

   Electronics, Information and Data: 1.61%
   Flextronics International
     9.875% 7/1/10                                           30,000       30,450
                                                                        --------
                                                                          30,450
                                                                        --------

72 Delaware Pooled Trust o 2000 Annual Report

                                                          Principal       Market
                                                            Amount        Value
--------------------------------------------------------------------------------
Energy: 8.49%
Calpine
   8.625% 8/15/10                                         $ 25,000      $ 24,730
Chesapeake Energy
   9.625% 5/1/05                                            25,000        25,219
Frontier Oil
   11.75% 11/15/09                                          35,000        35,700
Nuevo Energy
   9.50% 6/1/08                                             25,000        25,094
Parker Drilling
   9.75% 11/15/06                                           30,000        29,550
Triton Energy
   8.875% 10/1/07                                           20,000        20,125
                                                                        --------
                                                                         160,418
                                                                        --------

Healthcare and Pharmaceuticals: 6.06%
Kinetic Concepts
   9.625% 11/1/07                                           45,000        37,800
Oxford Health Plans
   11.00% 5/15/05                                           35,000        38,325
Tenet Healthcare
   7.625% 6/1/08                                            40,000        38,200
                                                                        --------
                                                                         114,325
                                                                        --------

Industrial Machinery: 2.21%
Azurix
   10.75% 2/15/10                                           45,000        41,625
                                                                        --------
                                                                          41,625
                                                                        --------

Leisure, Lodging and Entertainment: 2.65%
Mohegan Tribal Gaming
   8.75% 1/1/09                                             25,000        24,500
Venetian Casino
   12.25% 11/15/04                                          25,000        25,438
                                                                        --------
                                                                          49,938
                                                                        --------

Metals and Mining: 4.40%
Golden Northwest
   12.00% 12/15/06                                          50,000        48,750
P and L Coal Holdings
   9.625% 5/15/08                                           10,000         9,775
WCI Steel
   10.00% 12/1/04                                           30,000        24,600
                                                                        --------
                                                                          83,125
                                                                        --------

Paper and Forest Products: 2.07%
Doman Industries
   12.00% 7/1/04                                            40,000        39,000
                                                                        --------
                                                                          39,000
                                                                        --------

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Restaurants: 5.13%
  Carrols
     9.50% 12/1/08                                     $100,000       $   79,500
  CKE Restaurants
     9.125% 5/1/09                                       30,000           17,325
                                                                      ----------
                                                                          96,825
                                                                      ----------

  Retail: 2.32%
  J Crew
     10.375% 10/15/07                                    50,000           43,750
                                                                      ----------
                                                                          43,750
                                                                      ----------

  Telecommunications: 17.60%
  Alestra
     12.625% 5/15/09                                     40,000           34,000
  Focal Communication
     11.875% 1/15/10                                     25,000           19,375
  Global Crossing
     9.625% 5/15/08                                      20,000           19,200
  Intermedia Communications
     9.50% 3/1/09                                       100,000           96,750
  Nextel International
     12.75% 8/1/10                                       45,000           41,962
  Nextlink Communications
     12.50% 4/15/06                                      60,000           56,700
  360networks
     13.00% 5/1/08                                       25,000           20,125
**Viatel
     12.50% 4/15/08                                     100,000           30,000
  Winstar Communication
     12.75% 4/15/10                                      20,000           14,200
                                                                      ----------
                                                                         332,312
                                                                      ----------

  Transportation and Shipping: 5.65%
  Atlas Air
     9.375% 11/15/06                                     50,000           49,250
  Avis Rent A Car
     11.00% 5/1/09                                       35,000           37,450
  US Air
     9.625% 2/1/01                                       20,000           19,975
                                                                      ----------
                                                                         106,675
                                                                      ----------

  Utilities: 1.62%
  AES
     9.375% 9/15/10                                      30,000           30,600
                                                                      ----------
                                                                          30,600
                                                                      ----------

--------------------------------------------------------------------------------
  Total Corporate Bonds
  (cost $1,677,048)                                                    1,548,305
================================================================================

                                   2000 Annual Report o Delaware Pooled Trust 73

                                                           Number         Market
                                                          of Shares       Value
--------------------------------------------------------------------------------
 PREFERRED STOCK: 3.00%

 CSC Holdings
     11.125%                                                  300        $32,025
 Rural Cellular
     11.375%                                                  309         24,564
*TCR Holdings B                                               799              8
*TCR Holdings C                                               439              4
*TCR Holdings D                                             1,158             12
*TCR Holdings E                                             2,397             24
--------------------------------------------------------------------------------
 Total Preferred Stock
 (cost $58,413)                                                           56,637
================================================================================

                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 4.88%

 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $32,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $31,709)                                         $31,000         31,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $13,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $13,097 and
   $9,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $8,680 and
   $9,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $9,395)                                           30,000        30,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $30,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $31,199)                                          31,000        31,000
--------------------------------------------------------------------------------
 Total Repurchase Agreements
  (cost $92,000)                                                         92,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 89.90%
(COST $1,827,461)                                                    $1,696,942
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 10.10%                                           190,737
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   232,458 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.12 PER SHARE: 100.00%                                          $1,887,679
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT
   OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $5,832,421
Undistributed net investment income                                     146,246
Accumulated net realized loss on
   investments                                                       (3,960,469)
Net unrealized depreciation of
   investments                                                         (130,519)
--------------------------------------------------------------------------------
Total net assets                                                     $1,887,679
================================================================================

 * Non-income producing security for the year ended October 31, 2000.

** Zero coupon security as of October 31, 2000. The coupon shown is the step-up rate.

See accompanying notes

74 Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Diversified Core Fixed Income Portfolio Statement of Net Assets
October 31, 2000

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 0.63%
Government National
   Mortgage Association
   Series 98-9 B
   6.85% 12/20/25                                      US$ 50,000     $   48,979
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $50,139)                                                            48,979
================================================================================
AGENCY MORTGAGE-BACKED SECURITIES: 26.88%
Federal National
   Mortgage Association
   7.00% 9/1/29                                           237,037        232,815
   7.00% 2/1/30                                           146,062        143,415
   7.00% 8/1/29                                         1,378,283      1,354,163
Government National
   Mortgage Association
   6.50% 1/15/28                                          356,380        346,023
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $2,054,292)                                                      2,076,416
================================================================================
AGENCY OBLIGATIONS: 12.85%
Federal National
   Mortgage Association
   5.75% 6/15/05                                          460,000        446,236
   6.625% 1/15/02                                         100,000        100,138
   6.625% 9/15/09                                          15,000         14,964
   7.125% 1/15/30                                         160,000        166,940
   7.25% 1/15/10                                           50,000         51,898
   7.25% 5/15/30                                          200,000        212,052
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $972,431)                                                          992,228
================================================================================
ASSET-BACKED SECURITIES: 8.57%
Citibank Credit Card
   Master Trust Series
   99-7 A 6.65% 11/15/06                                   50,000         49,692
MBNA Master Credit Card
   Trust Series
   00 6.90% 1/15/08                                        65,000         65,340
Peco Series
   99-A A4 5.80% 3/1/07                                   250,000        240,955
Philadelphia, Pennsylvania
   Authority For Industrial
   Development Tax Claim
   Revenue Series 97-A
   6.488% 6/15/04                                         242,464        229,735

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
Standard Credit Card
   Master Trust Series
   94-4 A 8.25% 11/7/03                                US$ 75,000     $   75,935
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $656,844)                                                          661,657
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.15%
First Union National Bank
   Commercial Mortgage
   Series 99-C4
   7.184% 9/15/08                                          87,815         88,626
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $87,321)                                                            88,626
================================================================================
CORPORATE BONDS: 16.69%
Automobiles and Automotive Parts: 2.64%
Daimlerchrysler
   7.75% 6/15/05                                          200,000        203,656
                                                                      ----------
                                                                         203,656
                                                                      ----------

Banking, Finance and Insurance: 1.37%
Morgan Stanley Dean Witter
   7.75% 6/15/05                                           50,000         51,085
Sovereign Bancorp
   10.50% 11/15/06                                          5,000          5,100
Wells Fargo
   6.625% 7/15/04                                          50,000         49,340
                                                                      ----------
                                                                         105,525
                                                                      ----------

Cable, Media and Publishing: 1.38%
Adelphia Communication
   10.50% 7/15/04                                           5,000          4,981
American Media Operating
   10.25% 5/1/09                                            5,000          4,875
Charter Communications
   8.625% 4/1/09                                           10,000          9,050
Classic Cable
   10.50% 3/1/10                                            5,000          4,150
Sinclair Broadcast Group
   10.00% 9/30/05                                           5,000          4,763
Time Warner
   8.375% 3/15/23                                          75,000         78,590
                                                                      ----------
                                                                         106,409
                                                                      ----------
Chemicals: 1.01%
Avecia Group PLC
   11.00% 7/1/09                                            5,000          4,825


                                  2000 Annual Report o Delaware Pooled Trust  75

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
Lyondell Chemical
   9.875% 5/1/07                                       US$ 75,000       $ 73,313
                                                                        --------
                                                                          78,138
                                                                        --------

Electronics, Information and Data: 1.64%
Computer Science
   7.50% 8/8/05                                           125,000        126,337
                                                                        --------
                                                                         126,337
                                                                        --------

Energy: 0.82%
Chesapeake Energy
   9.625% 5/1/05                                            5,000          5,044
Conoco
   5.90% 4/15/04                                           50,000         48,248
Frontier Oil
   11.75% 11/15/09                                          5,000          5,100
Nuevo Energy
   9.50% 6/1/08                                             5,000          5,019
                                                                        --------
                                                                          63,411
                                                                        --------

Healthcare and Pharmaceuticals: 0.19%
Oxford Health Plans
   11.00% 5/15/05                                           5,000          5,475
Tenet Healthcare
   7.625% 6/1/08                                           10,000          9,550
                                                                        --------
                                                                          15,025
                                                                        --------

Industrial: 0.06%
Azurix Corp
   10.75% 2/15/10                                           5,000          4,625
                                                                        --------
                                                                           4,625
                                                                        --------

Leisure, Lodging and Entertainment: 1.39%
Bally Total Fitness
   9.875% 10/15/07                                          5,000          4,675
HMH Properties
   7.875% 8/1/08                                          100,000         92,500
Hollywood Casino
   11.25% 5/1/07                                            5,000          5,163
Venetian Casino
   12.25% 11/15/04                                          5,000          5,088
                                                                        --------
                                                                         107,426
                                                                        --------

Metals and Mining: 1.04%
Alcoa
   7.375% 8/1/10                                           75,000         75,834
Golden Northwest
   12.00% 12/15/06                                          5,000          4,875
                                                                        --------
                                                                          80,709
                                                                        --------

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
Retail: 0.28%
J Crew
   10.375% 10/15/07                                    US$ 25,000     $   21,875
                                                                      ----------
                                                                          21,875
                                                                      ----------
Telecommunications: 3.54%
Exodus Communications
   10.75% 12/15/09                                          5,000          4,550
Global Crossing
   9.625% 5/15/08                                           5,000          4,800
J Seagram & Sons
   7.60% 12/15/28                                          35,000         38,761
Level 3 Communications
   9.125% 5/1/08                                            5,000          4,063
Nextel Communications
   9.375% 11/15/09                                          5,000          4,838
Nextel Communications
   12.00% 11/1/08                                          10,000         10,725
Telewest Communications
   9.625% 10/1/06                                           5,000          4,150
Worldcom
   7.55% 4/1/04                                           200,000        201,545
                                                                      ----------
                                                                         273,432
                                                                      ----------

Utilities: 0.13%
AES 10.25% 7/15/06                                         10,000         10,225
                                                                      ----------
                                                                          10,225
                                                                      ----------

Miscellaneous: 1.20%
Caithness Coso Fund
   9.05% 12/15/09                                          40,000         40,200
Pemex Finance
   9.69% 8/15/09                                           50,000         52,374
                                                                      ----------
                                                                          92,574
                                                                      ----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $1,279,415)                                                      1,289,367
================================================================================

FOREIGN BONDS: 13.24%
Australia: 1.18%
New South Wales Treasury
   6.50% 5/1/06                                        AUD 10,000          5,174
   7.00% 4/1/04                                            60,000         31,634
Queensland Treasury
   6.00% 7/14/09                                           40,000         20,266
Queensland Treasury-Global
   8.00% 8/14/01                                           35,000         18,365
Toyota Finance Australia
   7.00% 12/5/01                                           30,000         15,603
                                                                      ----------
                                                                          91,042
                                                                      ----------

76  Delaware Pooled Trust o 2000 Annual Report

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
Finland: 2.02%
Republic of Finland
   5.00% 4/25/09                                      EUR 190,000     $  156,382
                                                                      ----------
                                                                         156,382
                                                                      ----------

France: 0.66%
France Government O.A.T.
   5.50% 4/25/10                                       EUR 60,000         51,143
                                                                      ----------
                                                                          51,143
                                                                      ----------

Germany: 3.65%
Deutschland Republic
   6.00% 1/4/07                                       EUR 120,000        106,054
   6.50% 7/4/27                                            20,000         18,866
   8.00% 7/22/02                                          130,000        115,321
Rheinische Hypothekenbank
   5.75% 7/5/10                                            20,000         16,868
Westfalische Hypothekbank
   4.50% 3/23/05                                           30,000         24,416
                                                                      ----------
                                                                         281,525
                                                                      ----------

Italy: 0.67%
Republic of Italy
   5.125% 7/29/03                                   JPY 5,000,000         51,395
                                                                      ----------
                                                                          51,395
                                                                      ----------

New Zealand: 1.62%
New Zealand Government
   6.00% 11/15/11                                     NZD 200,000         75,148
   8.00% 4/15/04                                          120,000         49,591
                                                                      ----------
                                                                         124,739
                                                                      ----------

Portugal: 2.40%
Portuguese Government
   5.375% 6/23/08                                     EUR 220,000        185,228
                                                                      ----------
                                                                         185,228
                                                                      ----------

Supranational: 0.63%
International Bank Reconstruction
   & Development
   5.25% 3/20/02                                    JPY 5,000,000         48,910
                                                                      ----------
                                                                          48,910
                                                                      ----------

United States: 0.41%
Federal National
   Mortgage Association
   7.25% 6/20/02                                       NZD 80,000         31,880
                                                                      ----------
                                                                          31,880
                                                                      ----------
--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $1,173,881)                                                      1,022,244
================================================================================

                                                        Principal   Market Value
                                                         Amount*       (U.S.$)
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 0.64%
Residential Accredit Loans
   Series 98-QS9 A3
   6.75% 7/25/28                                       US$ 50,000     $   49,619
--------------------------------------------------------------------------------
Total Non-Agency Collateralized Mortgage Obligations
(cost $50,226)                                                            49,619
================================================================================
U.S. TREASURY OBLIGATIONS: 12.86%
U.S. Treasury Bonds
   8.875% 8/15/17                                         150,000        195,000
U.S. Treasury Notes
   4.75% 11/15/08                                          40,000         37,234
   5.25% 2/15/29                                          375,000        341,852
   5.50% 5/15/09                                          300,000        293,366
   5.625% 5/15/08                                          55,000         54,236
   6.00% 8/15/09                                           45,000         45,481
   6.50% 2/15/10                                           25,000         26,178
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $976,022)                                                          993,347
================================================================================
REPURCHASE AGREEMENTS: 3.56%
With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $97,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $94,783)                                          92,400         92,400
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $38,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $39,148 and
   $26,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $25,945 and
   $26,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $28,082)                                          91,300         91,300
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $90,500 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $93,258)                                          91,300         91,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $275,000)                                                          275,000
================================================================================

                                  2000 Annual Report o Delaware Pooled Trust  77

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.07%
(COST $7,575,571)                                                    $7,497,483
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 2.93%                                            226,096
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   897,832 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.60 PER SHARE: 100.00%                                          $7,723,579
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $7,543,531
Undistributed net investment income**                                   239,870
Accumulated net realized gain on
   investments                                                           20,156
Net unrealized depreciation of
   investments and foreign currencies                                   (79,978)
--------------------------------------------------------------------------------
Total net assets                                                     $7,723,579
================================================================================

*Principal amount is stated in the currency in which each bond is denominated. AUD = Australian Dollar
EUR = European Monetary Unit
JPY = Japanese Yen
NZD = New Zealand Dollar
US$ = U.S. Dollar

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust:
The Balanced Portfolio
Statement of Net Assets
October 31, 2000

                                                            Number      Market
                                                          of Shares      Value
 -------------------------------------------------------------------------------
 COMMON STOCK: 58.04%
 Banking, Finance and Insurance: 12.03%
 American International Group                               11,825   $ 1,158,850
 AXA Financial                                              30,600     1,654,313
 Capital One Financial                                      28,900     1,824,314
 Chase Manhattan                                            41,950     1,908,726
 Citigroup                                                  26,733     1,406,825
 Dime Bancorp                                               32,600       796,664
 Federal Home Loan                                          65,400     3,924,000
 FleetBoston Financial                                      53,800     2,044,401
 MBNA                                                       35,900     1,348,494
 Merrill Lynch                                               7,500       525,000
 Morgan (J.P.)                                               4,600       761,300
 Morgan Stanley Dean Witter                                 10,000       803,125
                                                                     -----------
                                                                      18,156,012
                                                                     -----------

 Cable, Media and Publishing: 0.37%
 Gannett                                                     9,600       556,800
                                                                     -----------
                                                                         556,800
                                                                     -----------

 Chemicals: 0.68%
 Dow Chemical                                               33,700     1,032,063
                                                                     -----------
                                                                       1,032,063
                                                                     -----------

 Computers and Technology: 11.53%
*America Online                                             28,500     1,437,255
*Cisco Systems                                              32,300     1,740,164
 Compaq Computer                                            64,900     1,973,610
 Electronic Data Systems                                    24,000     1,126,501
*EMC                                                        16,500     1,469,532
 First Data                                                 33,000     1,654,125
*Gateway                                                    28,200     1,455,402
 Hewlett-Packard                                            35,000     1,625,313
 International Business
   Machines                                                 13,400     1,319,900
*Microsoft                                                  29,600     2,038,701
*Oracle                                                     47,300     1,560,901
                                                                     -----------
                                                                      17,401,404
                                                                     -----------

 Consumer Products: 2.75%
 Kimberly-Clark                                             24,400     1,610,401
 Tyco International                                         44,700     2,533,931
                                                                     -----------
                                                                       4,144,332
                                                                     -----------

 Electronics and Electrical Equipment: 3.68%
 General Electric                                           49,200     2,696,775
 Honeywell International                                    23,075     1,241,723
 Intel                                                      36,000     1,620,000
                                                                     -----------
                                                                       5,558,498
                                                                     -----------

78  Delaware Pooled Trust o 2000 Annual Report

                                                            Number      Market
                                                          of Shares      Value
 -------------------------------------------------------------------------------
 Energy: 5.60%
 Amerada Hess                                               17,800   $ 1,103,601
 Coastal                                                    29,500     2,225,407
 Exxon Mobil                                                26,100     2,327,795
 Halliburton                                                39,400     1,460,264
 Sunoco                                                     28,600       856,214
*Westport Resources                                         30,000       474,375
                                                                     -----------
                                                                       8,447,656
                                                                     -----------
 Food, Beverage and Tobacco: 1.56%
 Anheuser Busch                                              5,900       269,926
 Coca-Cola                                                  18,600     1,122,976
*Suiza Foods                                                20,900       967,931
                                                                     -----------
                                                                       2,360,833
                                                                     -----------

 Healthcare and Pharmaceuticals: 7.83%
 American Home Products                                     26,600     1,689,100
*Amgen                                                      10,500       608,344
 Baxter International                                        9,000       739,687
 Biomet                                                     23,850       863,072
 Bristol-Myers Squibb                                       14,500       883,594
 Johnson & Johnson                                          32,800     3,021,700
 Medtronic                                                  21,200     1,151,425
 Merck                                                      11,700     1,052,269
 Pfizer                                                     41,900     1,809,556
                                                                     -----------
                                                                      11,818,747
                                                                     -----------

 Leisure, Lodging and Entertainment: 0.47%
 Viad                                                       33,500       716,063
                                                                     -----------
                                                                         716,063
                                                                     -----------

 Retail: 2.45%
*Kroger                                                     98,100     2,213,382
 Wal-Mart Stores                                            32,700     1,483,764
                                                                     -----------
                                                                       3,697,146
                                                                     -----------

 Telecommunications: 6.20%
 ALLTEL                                                     15,700     1,011,669
 BellSouth                                                  21,300     1,029,056
 Lucent Technologies                                        31,700       739,006
*McLeodUSA Class A                                          57,100     1,099,175
 Nortel Networks                                            29,100     1,324,050
 SBC Communications                                         47,900     2,763,231
*Worldcom                                                   58,500     1,389,375
                                                                     -----------
                                                                       9,355,562
                                                                     -----------

 Transportation and Shipping: 1.56%
 Tidewater                                                  50,800     2,346,325
                                                                     -----------
                                                                       2,346,325
                                                                     -----------

                                                            Number      Market
                                                          of Shares      Value
 -------------------------------------------------------------------------------
 Utilities: 1.33%
*AES                                                        12,200   $   689,300
*Southern Energy                                            42,900     1,169,026
*TNPC                                                        8,800       146,300
                                                                     -----------
                                                                       2,004,626
                                                                     -----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $83,577,165)                                                   87,596,067
 ===============================================================================

                                                          Principal
                                                            Amount
 -------------------------------------------------------------------------------
 AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS: 2.11%
 Federal Home Loan Mortgage
   Corporation Structured Pass
   Through Securities T11 A5
   6.50% 1/25/15                                        $1,050,000     1,036,791
 Federal National Mortgage
   Association Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                           738,153       729,266
 Government National Mortgage
   Association Series 98-9 B
   6.85% 12/20/25                                        1,450,000     1,420,377
 -------------------------------------------------------------------------------
 Total Agency Collateralized Mortgage Obligations
 (cost $3,184,625)                                                     3,186,434
 ===============================================================================
 AGENCY MORTGAGE-BACKED SECURITIES: 12.93%
 Federal National
   Mortgage Association
   7.00% 7/1/17                                            237,055       234,833
   7.00% 8/1/28                                            542,641       531,619
   7.00% 2/1/30                                          3,920,175     3,849,122
   7.00% 8/1/30                                          1,081,192     1,061,257
   7.00% 10/1/30                                         2,250,000     2,207,109
   7.00% 11/15/30                                        1,115,000     1,093,745
   7.50% 10/1/29                                         2,825,596     2,823,830
   7.50% 10/1/29                                         4,905,649     4,907,182
   7.50% 10/1/30                                         1,000,000     1,000,000
 Government National
   Mortgage Association
   7.50% 6/15/30                                         1,796,501     1,805,483
 -------------------------------------------------------------------------------
 Total Agency Mortgage-Backed Securities
 (cost $19,420,034)                                                   19,514,180
 ===============================================================================
 AGENCY OBLIGATIONS: 2.47%
 Federal National
   Mortgage Association
   6.625% 9/15/09                                          430,000       428,978
   7.125% 1/15/30                                        1,400,000     1,460,721
   7.25% 1/15/10                                         1,770,000     1,838,138
 -------------------------------------------------------------------------------
 Total Agency Obligations
 (cost $3,642,521)                                                     3,727,837
 ===============================================================================

                                  2000 Annual Report o Delaware Pooled Trust  79

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 3.10%
MBNA Master Credit Card
   Trust Series 00-I A
   6.90% 01/15/08                                       $1,750,000    $1,759,153
PECO Series 99-A-A4
   5.80% 3/1/07                                          1,145,000     1,103,574
Philadelphia, Pennsylvania
   Authority For Industrial
   Development Series 97A
   6.488% 6/15/04                                          617,182       584,779
Residential Asset Securities
   Corporation Series 00-KS4
   AI3 7.355% 1/25/26                                    1,230,000     1,234,228
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $4,687,308)                                                      4,681,734
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.49%
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/06                                          655,000       641,966
Comm Series 00-C1 A1
   7.206% 09/15/08                                         597,016       601,593
DLJ Commerical Mortgage
   Series 99CG1 A1B
   6.46% 1/10/09                                         1,120,000     1,074,840
First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                        1,478,214     1,491,873
Lehman Large Loan
   Series 97-LLI A2
   6.84% 9/12/06                                           800,000       799,042
Nomura Asset Securities
   Series 93-1 A-1
   6.68% 12/15/01                                          662,050       657,084
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $5,235,202)                                                      5,266,398
================================================================================
CORPORATE BONDS: 8.33%
Automobiles and Automotive Parts: 0.51%
   Daimlerchrysler
   7.75% 6/15/05                                           750,000       763,711
                                                                      ----------
                                                                         763,711
                                                                      ----------

Banking, Finance and Insurance: 2.15%
   Banco Santander-Chile
   6.50% 11/1/05                                           530,000       512,921
Morgan Stanley Dean Witter
   7.75% 6/15/05                                           900,000       919,536
Pemex Finance
   9.69% 8/15/09                                           885,000       927,011
Wells Fargo
   6.625% 7/15/04                                          900,000       888,115
                                                                      ----------
                                                                       3,247,583
                                                                      ----------

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

Cable, Media and Publishing: 0.38%
  Time Warner Entertainment
   8.375% 3/15/23                                         $550,000   $   576,324
                                                                     -----------
                                                                         576,324
                                                                     -----------

Computers and Technology: 0.41%
  Sun Microsystems
   7.65% 8/15/09                                           610,000       617,712
                                                                     -----------
                                                                         617,712
                                                                     -----------

Electronics and Electrical Equipment: 0.55%
  Computer Science
   7.50% 8/8/05                                            820,000       828,767
                                                                     -----------
                                                                         828,767
                                                                     -----------

Environmental Services: 0.33%
  USA Waste Services
   6.125% 7/15/01                                          510,000       500,207
                                                                     -----------
                                                                         500,207
                                                                     -----------

Healthcare and Pharmaceuticals: 0.63%
  United Health Care
   6.60% 12/1/03                                           980,000       949,301
                                                                     -----------
                                                                         949,301
                                                                     -----------

Industrial Machinery: 0.64%
  Arrow Electric
   8.20% 10/1/03                                           600,000       599,093
  Cinergy
   6.53% 12/16/08                                          400,000       358,074
                                                                     -----------
                                                                         957,167
                                                                     -----------

Telecommunications: 1.60%
  Cox Communications
   6.15% 8/1/03                                            780,000       757,118
  Telefonica Europe
   8.25% 9/15/30                                           600,000       618,296
  Worldcom
   7.55% 4/1/04                                          1,030,000     1,037,959
                                                                     -----------
                                                                       2,413,373
                                                                     -----------

Transportation: 0.48%
  Stagecoach Holdings
   8.625% 11/15/09                                         810,000       730,101
                                                                     -----------
                                                                         730,101
                                                                     -----------

Miscellaneous: 0.65%
  Osprey Trust
   8.31% 1/15/03                                           975,000       985,778
                                                                     -----------
                                                                         985,778
                                                                     -----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $12,592,281)                                                    12,570,024
================================================================================

80  Delaware Pooled Trust o 2000 Annual Report

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS: 0.62%
Residential Accredit Loans
   Series 98-QS9 A3
   6.75% 7/25/28                                        $  945,000      $937,802
--------------------------------------------------------------------------------
Total Non-Agency Collateralized Mortgage Obligations
(cost $940,480)                                                          937,802
================================================================================
U.S. TREASURY OBLIGATIONS: 5.90%
  U.S. Treasury Bonds
 +5.25% 2/15/29                                          1,225,000     1,116,717
  8.875% 8/15/17                                         1,000,000     1,299,998
U.S. Treasury Notes
  5.75% 8/15/10                                            325,000       324,797
  6.50% 2/15/10                                          4,035,000     4,225,093
  6.75% 5/15/05                                          1,150,000     1,192,587
**U.S. Treasury Strip-Principal
  6.625% 2/15/27                                         3,500,000       751,265
--------------------------------------------------------------------------------
 Total U.S. Treasury Obligations
(cost $8,539,623)                                                      8,910,457
================================================================================
REPURCHASE AGREEMENTS: 4.98%
With Chase Manhattan
  6.55% 11/1/00 (dated
  10/31/00, collateralized
  by $2,650,000 U.S.
 Treasury Notes 4.75%
  due 2/15/04, market
  value $2,589,479)                                      2,525,000     2,525,000
With J.P. Morgan Securities
  6.52% 11/1/00 (dated
  10/31/00, collateralized
  by $1,049,000 U.S.
  Treasury Notes 6.25%
  due 2/15/03, market
  value $1,069,525 and
  $713,000 U.S.
  Treasury Notes 5.25%
  due 8/15/03, market
  value $708,825 and
  $713,000 U.S.
  Treasury Notes 7.25%
  due 5/15/04, market
  value $767,192)                                        2,494,000     2,494,000
With PaineWebber
  6.54% 11/1/00 (dated
  (10/31/00, collateralized
  by $2,471,000 U.S.
  Treasury Notes 5.875% due
  11/15/05, market
  value $2,547,797)                                      2,494,000     2,494,000

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $7,513,000)                                                 $   7,513,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.97%
(COST $149,332,239)                                                 153,903,933
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (1.97%)                                         (2,966,718)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   19,527,399 SHARES
   OUTSTANDING; EQUIVALENT TO
   $7.73 PER SHARE: 100.00%                                       $ 150,937,215
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                               $ 172,883,443
Undistributed net investment income                                   3,819,633
Accumulated net realized loss on
   investments                                                      (30,328,790)
Net unrealized appreciation of
   investments                                                        4,562,929
--------------------------------------------------------------------------------
Total net assets                                                  $ 150,937,215
================================================================================

* Non-income producing security for the year ended October 31, 2000.

** Zero coupon security. Interest rate shown is the effective yield at the time of purchase.

+ Fully or partially pledged as collateral for financial futures contracts.

See accompanying notes

                                  2000 Annual Report o Delaware Pooled Trust  81

Delaware Pooled Trust: The International Large-Cap Equity Portfolio Statement of Net Assets
October 31, 2000

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 COMMON STOCK: 98.36%
 Australia: 10.44%
 AMP                                                         7,444      $ 67,088
 Foster's Brewing Group                                     34,000        77,002
 National Australia Bank                                     7,300       101,390
 Rio Tinto                                                   4,060        55,721
                                                                        --------
                                                                         301,201
                                                                        --------

 Belgium: 1.51%
 Electrabel                                                    200        43,434
                                                                        --------
                                                                          43,434
                                                                        --------

 Finland: 0.68%
 UPM-Kymmene                                                   693        19,614
                                                                        --------
                                                                          19,614
                                                                        --------

 France: 11.09%
 Alcatel                                                     1,300        79,323
 Compagnie de Saint Gobain                                     400        52,922
 Societe Generale                                            1,600        90,840
 Total Fina Class B ADR                                        678        97,010
                                                                        --------
                                                                         320,095
                                                                        --------

 Germany: 9.89%
 Bayer                                                       2,200        94,192
 Bayerische Vereinsbank                                      1,400        76,039
 RWE                                                         1,600        64,090
 Siemens                                                       400        50,919
                                                                        --------
                                                                         285,240
                                                                        --------

 Hong Kong: 3.20%
 Hong Kong Electric                                         28,000        92,448
                                                                        --------
                                                                          92,448
                                                                        --------

 Japan: 13.42%
 Canon                                                       2,000        79,355
 Eisai                                                       2,000        61,578
 Hitachi                                                     6,000        64,327
 Matsushita Electric                                         4,000       116,191
 West Japan Railway                                             16        65,683
                                                                        --------
                                                                         387,134
                                                                        --------

 Netherlands: 8.52%
 Elsevier                                                    6,300        80,465
 ING Groep                                                   1,200        82,407
 Royal Dutch Petroleum                                       1,400        83,037
                                                                        --------
                                                                         245,909
                                                                        --------

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 New Zealand: 1.58%
 Telecom Corporation of
   New Zealand                                              20,600      $ 45,588
                                                                      ----------
                                                                          45,588
                                                                      ----------

 Singapore: 1.77%
 Overseas Chinese Banking                                    8,000        51,016
                                                                      ----------
                                                                          51,016
                                                                      ----------

 South Korea: 0.82%
 Pohang Iron & Steel ADR                                     1,500        23,719
                                                                      ----------
                                                                          23,719
                                                                      ----------

 Spain: 6.43%
 Banco Santander Central
  Hispanoamericano                                           6,700        64,934
 Iberdrola                                                   4,400        53,808
*Telefonica de Espana                                        3,500        66,742
                                                                      ----------
                                                                         185,484
                                                                      ----------

 United Kingdom: 29.01%
 Bass                                                        8,200        80,383
 BG Group                                                   16,900        67,996
 Boots                                                      10,500        83,578
 British Airways                                            15,300        68,497
 Cable & Wireless                                            5,800        82,318
 GKN                                                         6,600        76,240
 Glaxo Wellcome                                              3,700       106,369
 Halifax Group                                               7,500        59,046
 HSBC                                                        7,060       100,815
*Lattice Group                                              16,900        35,991
 PowerGen                                                    9,800        76,015
                                                                      ----------
                                                                         837,248
                                                                      ----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,000,270)                                                     2,838,130
 ===============================================================================

                                                         Principal
                                                           Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS 1.87%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $19,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $18,612)                                          $18,200        18,200

82  Delaware Pooled Trust o 2000 Annual Report

                                                       Principal    Market Value
                                                         Amount       (U.S. $)
--------------------------------------------------------------------------------
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $8,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $7,687 and
   $5,000 U.S. Treasury
   Notes 5.25% due 8/15/03,
   market value $5,095
   and $5,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $5,514)                                            $17,900   $   17,900
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $18,000 U.S.
   Treasury Notes 5.875%
   due 11/15/00, market
   value $18,312)                                           17,900       17,900
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $54,000)                                                           54,000
===============================================================================
-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.23%
(COST $3,054,270)                                                     2,892,130
===============================================================================
-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.23%)                                             (6,551)
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   353,339 SHARES OUTSTANDING;
   EQUIVALENT TO $8.17
   PER SHARE: 100.00%                                                $2,885,579
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,003,540
Undistributed net investment income**                                    17,295
Accumulated net realized gain on
   investments                                                           28,180
Net unrealized depreciation of
   investments and foreign currencies                                  (163,436)
-------------------------------------------------------------------------------
Total net assets                                                     $2,885,579
===============================================================================

* Non income producing security for the period ended October 31, 2000.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt

See accompanying notes

 Delaware Pooled Trust:
 The Global Equity Portfolio
 Statement of Net Assets
 October 31, 2000

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 COMMON STOCK: 96.31%
 Australia: 6.32%
 Amcor Limited                                               8,700      $ 24,122
 CSR Limited                                                20,000        40,952
 Foster's Brewing Group                                     21,500        48,692
 National Australia Bank                                     4,500        62,501
 Orica                                                       8,800        26,451
 Paperlinx                                                   2,900         4,960
                                                                        --------
                                                                         207,678
                                                                        --------

 Belgium: 1.36%
 Electrabel                                                    205        44,520
                                                                        --------
                                                                          44,520
                                                                        --------

 France: 5.37%
 Alcatel                                                       670        40,882
 Compagnie de Saint Gobain                                     250        33,076
 Societe Generale                                            1,000        56,775
 Total Fina Class B ADR                                        320        45,786
                                                                        --------
                                                                         176,519
                                                                        --------

 Finland: 0.45%
*UPM-Kyemme                                                    528        14,944
                                                                        --------
                                                                          14,944
                                                                        --------

 Germany: 8.08%
 Bayer                                                       1,700        72,784
 Bayerische Vereinsbank                                      1,090        59,202
 RWE                                                         1,940        77,709
 Siemens                                                       440        56,011
                                                                        --------
                                                                         265,706
                                                                        --------

 Hong Kong: 3.49%
 Hong Kong Electric                                          8,500        28,065
 Jardine Matheson Holdings
   Limited                                                   8,800        48,840
 Wharf Holdings                                             18,514        37,745
                                                                        --------
                                                                         114,650
                                                                        --------

 Japan: 3.78%
 Canon                                                       1,000        39,677
 Eisai                                                       1,000        30,789
 Matsushita Electric Industrial                              1,000        29,048
 West Japan Railway                                              6        24,631
                                                                        --------
                                                                         124,145
                                                                        --------

                                  2000 Annual Report o Delaware Pooled Trust  83

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 Malaysia: 1.14%
 Sime Darby Berhad                                          30,000      $ 37,579
                                                                        --------
                                                                          37,579
                                                                        --------

 Netherlands: 5.35%
 Elsevier                                                    4,700        60,029
 ING Groep                                                     613        42,096
 Royal Dutch Petroleum                                       1,240        73,547
                                                                        --------
                                                                         175,672
                                                                        --------

 New Zealand: 1.46%
 Carter Holt Harvey Limited                                 17,500        11,591
 Telecom Corporation of
   New Zealand                                              16,461        36,429
                                                                        --------
                                                                          48,020
                                                                        --------

 Singapore: 0.97%
 Overseas Chinese Banking                                    5,000        31,885
                                                                        --------
                                                                          31,885
                                                                        --------

 South Africa: 1.34%
 Sanlam                                                     23,300        24,188
 Sasol                                                       2,600        19,908
                                                                        --------
                                                                          44,096
                                                                        --------

 South Korea: 0.72%
 Pohang Iron & Steel                                         1,500        23,719
                                                                        --------
                                                                          23,719
                                                                        --------

 Spain: 2.67%
 Iberdrola                                                   2,300        28,127
 Telefonica                                                  3,118        59,458
                                                                        --------
                                                                          87,585
                                                                        --------

 United Kingdom: 21.13%
 Associated British Foods                                    3,784        21,334
 Bass                                                        8,042        78,834
 Blue Circle Industry                                        9,800        60,087
 Boots                                                       7,950        63,281
 British Airways                                            13,100        58,648
 Cable & Wireless                                            5,600        79,479
 GKN                                                         7,200        83,171
 Glaxo Wellcome                                              3,600       103,494
 Halifax Group                                               3,450        27,161
 PowerGen                                                    8,100        62,829
 Taylor Woodrow                                             21,500        56,317
                                                                        --------
                                                                         694,635
                                                                        --------
 United States: 32.68%
 Alcoa                                                       1,500        43,031
 ALLTEL                                                        600        38,663
 Aon                                                         1,500        62,156
 Avon Products                                               1,500        72,750
 Bank of America                                               905        43,497

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 Baxter International                                          700    $   57,531
 Bristol-Myers Squibb                                        1,100        67,031
 Chase Manhattan                                             1,050        47,775
 Chevron                                                       550        45,169
 Compaq Computer                                             1,800        54,738
 Exxon Mobil                                                   700        62,431
 Federal National Mortgage                                   1,000        77,000
 Intel                                                         800        36,000
 International Business Machines                               500        49,250
 Johnson & Johnson                                             500        46,063
 McGraw-Hill                                                 1,000        64,188
 Minnesota Mining and
   Manufacturing                                               600        57,975
 Motorola                                                    1,400        34,913
 Quaker Oats                                                   600        48,938
 Ralston-Purina Group                                        1,800        43,650
 WorldCom                                                      900        21,375
                                                                      ----------
                                                                       1,074,124
                                                                      ----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,225,041)                                                     3,165,477
 ===============================================================================

                                                          Principal
                                                            Amount
 -------------------------------------------------------------------------------
 Repurchase Agreements: 3.71%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $43,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $42,049)                                          $41,000        41,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $17,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $17,368 and
   $12,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $11,510 and
   $12,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $12,458)                                           40,500        40,500
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $40,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $41,372)                                           40,500        40,500
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $122,000)                                                         122,000
 ===============================================================================

84  Delaware Pooled Trust o 2000 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.02%
(COST $3,347,041)                                                    $3,287,477
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.02%)                                               (624)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   383,923 SHARES
   OUTSTANDING EQUIVALENT TO
   $8.56 PER SHARE: 100.00%                                          $3,286,853
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,280,746
Undistributed net investment income**                                    45,604
Accumulated net realized gain on
   investments                                                           20,721
Net unrealized depreciation of
   investments and foreign currencies                                   (60,218)
--------------------------------------------------------------------------------
Total net assets                                                     $3,286,853
================================================================================

ADR = American Depository Receipt

* Non-income producing security for the year ended October 31, 2000.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code. See accompanying notes

 Delaware Pooled Trust:
 The International Equity Portfolio
 Statement of Net Assets
 October 31, 2000

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 COMMON STOCK: 98.58%
 Australia: 9.97%
+Amcor                                                   3,413,704   $ 9,464,964
 CSR                                                     6,091,544    12,473,081
 Foster's Brewing Group                                  4,592,575    10,401,046
 National Australia Bank                                 1,217,227    16,906,188
 Orica                                                   1,063,200     3,195,820
 Paperlinx                                               1,138,001     1,946,238
                                                                     -----------
                                                                      54,387,337
                                                                     -----------

 Belgium: 1.13%
 Electrabel                                                 28,280     6,141,554
                                                                     -----------
                                                                       6,141,554
                                                                     -----------

 Finland: 0.82%
*UPM-Kymmene                                               157,310     4,452,263
                                                                     -----------
                                                                       4,452,263
                                                                     -----------

 France: 10.07%
 Alcatel                                                   193,545    11,809,716
+Compagnie de Saint Gobain                                  84,945    11,238,609
 Societe Generale                                          269,017    15,273,355
 Total Fina Class B ADR                                    116,318    16,643,057
                                                                     -----------
                                                                      54,964,737
                                                                     -----------

 Germany: 9.50%
 Bayer                                                     377,900    16,179,559
 Bayerische Vereinsbank                                    236,050    12,820,725
 Continental                                                68,950     1,038,631
+Rheinisch Westfaelisches
   Elek                                                    285,900    11,452,090
 Siemens                                                    81,300    10,349,287
                                                                     -----------
                                                                      51,840,292
                                                                     -----------

 Hong Kong: 3.98%
 Hong Kong Electric                                      2,278,300     7,522,275
 Jardine Matheson Holdings                               1,008,078     5,594,833
 Wharf Holdings                                          4,223,171     8,609,876
                                                                     -----------
                                                                      21,726,984
                                                                     -----------

 Japan: 14.50%
 Canon                                                     443,000    17,577,104
+Chiyoda Fire and Marine
   Insurance                                               419,000     1,121,121
 Eisai                                                     410,500    12,638,867
 Hitachi                                                 1,450,000    15,545,674
 Matsushita Electric                                       516,000    14,988,724


                                  2000 Annual Report o Delaware Pooled Trust  85

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 Nichido Fire & Marine
   Insurance                                               860,000   $ 4,444,606
 West Japan Railway                                          3,083    12,656,314
 Yokohama Reito                                             22,000       122,973
                                                                     -----------
                                                                      79,095,383
                                                                     -----------
 Malaysia: 0.76%
 Sime Darby Berhad                                       3,309,000     4,145,012
                                                                     -----------
                                                                       4,145,012
                                                                     -----------

 Netherlands: 7.78%
 Elsevier                                                1,047,600    13,380,138
 ING Groep                                                 187,835    12,899,148
 Royal Dutch Petroleum                                     216,200    12,823,287
 Vopak                                                     174,740     3,336,595
                                                                     -----------
                                                                      42,439,168
                                                                     -----------

 New Zealand: 2.02%
+Carter Holt Harvey                                      5,613,000     3,717,613
+Telecom Corporation of
  New Zealand                                            3,302,160     7,307,773
                                                                     -----------
                                                                      11,025,386
                                                                     -----------

 Singapore: 0.99%
 Overseas Chinese Banking                                  848,000     5,407,732
                                                                     -----------
                                                                       5,407,732
                                                                     -----------

 South Africa: 1.85%
 Sanlam                                                  4,701,600     4,880,855
 Sasol                                                     683,500     5,233,565
                                                                     -----------
                                                                      10,114,420
                                                                     -----------

 South Korea: 0.93%
 Pohang Iron & Steel                                       321,900     5,090,044
                                                                     -----------
                                                                       5,090,044
                                                                     -----------

 Spain: 5.60%
 Banco Santander Central
   Hispanoamericano                                        796,666     7,720,955
 Iberdrola                                                 724,967     8,865,655
*Telefonica                                                733,649    13,990,074
                                                                     -----------
                                                                      30,576,684
                                                                     -----------

 United Kingdom: 28.68%
 Bass                                                    1,438,225    14,098,713
 BG Group                                                2,307,571     9,284,401
 Blue Circle Industries                                  2,277,770    13,965,737
 Boots                                                   1,747,991    13,913,715
 British Airways                                         2,214,245     9,913,069
 Cable & Wireless                                          984,837    13,977,532
 GKN                                                     1,163,200    13,436,765

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 Glaxo Wellcome                                            484,331  $ 13,923,679
 Great Universal Stores                                  2,267,300    15,661,855
 Halifax                                                 1,417,200    11,157,275
*Lattice Group                                           2,307,571     4,914,286
 PowerGen                                                1,503,017    11,658,398
 Rio Tinto                                                 631,600    10,247,341
 Taylor Woodrow                                            135,500       354,931
                                                                    ------------
                                                                     156,507,697
                                                                    ------------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $526,020,403)                                                 537,914,693
 ===============================================================================

                                                         Principal
                                                           Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 1.58%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $3,051,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $2,981,365)                                    $2,906,000     2,906,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $1,208,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $1,231,384 and
   $821,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $816,097 and
   $821,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $883,297)                                       2,872,000     2,872,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $2,845,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $2,933,375)                                     2,872,000     2,872,000
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $8,650,000)                                                     8,650,000
 ===============================================================================

86  Delaware Pooled Trust o 2000 Annual Report

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.16%
(COST $534,670,403)                                                $546,564,693
===============================================================================
-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS: (0.16%)                                           (898,045)
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   30,927,386 SHARES
   OUTSTANDING; EQUIVALENT TO
   $17.64 PER SHARE: 100.00%                                       $545,666,648
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $419,121,767
Undistributed net investment income*                                 15,462,035
Accumulated net realized gain on
   investments                                                       99,226,684
Net unrealized appreciation of
   investments and foreign currencies                                11,856,162
-------------------------------------------------------------------------------
Total net assets                                                   $545,666,648
===============================================================================

* Non-income producing security for the year ended October 31, 2000.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

ADR = American Depository Receipt

See accompanying notes

 Delaware Pooled Trust:
 The Labor Select International Equity Portfolio
 Statement of Net Assets
 October 31, 2000

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 COMMON STOCK: 97.65%
 Australia: 10.43%
+Amcor                                                     480,477    $1,332,189
 CSR                                                       691,200     1,415,305
 Foster's Brewing Group                                    970,402     2,197,720
+National Australia Bank                                   234,669     3,259,341
 Orica                                                     272,100       817,892
+Paperlinx                                                 199,691       341,517
                                                                     -----------
                                                                       9,363,964
                                                                     -----------

 Belgium: 1.47%
 Electrabel                                                  6,078     1,319,956
                                                                     -----------
                                                                       1,319,956
                                                                     -----------

 France: 10.59%
 Alcatel                                                    41,330     2,521,871
 Societe Generale                                           64,036     3,635,624
 Total Fina Class B ADR                                     23,455     3,355,997
                                                                     -----------
                                                                       9,513,492
                                                                     -----------

 Finland: 0.72%
*UPM-Kymmene                                                22,852       646,768
                                                                     -----------
                                                                         646,768
                                                                     -----------

 Germany: 11.54%
 Bayer                                                      56,250     2,408,310
 Bayerische Vereinsbank                                     42,700     2,319,191
 Continental                                                53,800       810,418
+RWE                                                        60,000     2,403,377
 Siemens                                                    19,050     2,425,017
                                                                     -----------
                                                                      10,366,313
                                                                     -----------

 Japan: 14.13%
 Canon                                                      73,000     2,896,453
 Eisai                                                      82,000     2,524,694
+Kinki Coca-Cola Bottling                                   22,000       231,834
 Matsushita Electric                                       110,000     3,195,271
 Nichido Fire & Marine
   Insurance                                               190,000       981,948
 West Japan Railway                                            606     2,487,748
 Yokohama Reito                                             67,000       374,507
                                                                     -----------
                                                                      12,692,455
                                                                     -----------
 Netherlands: 8.39%
 Elsevier                                                  171,200     2,186,598
 ING Groep                                                  35,439     2,433,694


                                  2000 Annual Report o Delaware Pooled Trust  87

                                                            Number  Market Value
                                                          of Shares    (U.S. $)
 -------------------------------------------------------------------------------
 Royal Dutch Petroleum                                      41,760   $ 2,476,875
 Vopak                                                      22,780       434,976
                                                                     -----------
                                                                       7,532,143
                                                                     -----------

 New Zealand: 2.44%
 Carter Holt Harvey Limited                              1,290,800       854,925
+Telecom Corporation of
   New Zealand                                             602,485     1,333,316
                                                                     -----------
                                                                       2,188,241
                                                                     -----------

 Spain: 6.59%
 Acerinox                                                   20,675       575,328
+Banco Santander Central
   Hispanoamericano                                        291,678     2,826,822
 Iberdrola                                                 205,900     2,517,961
                                                                     -----------
                                                                       5,920,111
                                                                     -----------

 United Kingdom: 31.35%
 Associated British Food                                   148,160       835,313
 Bass                                                      270,633     2,652,976
 BG                                                        416,238     1,674,714
 Blue Circle Industries                                    361,884     2,218,827
 Boots                                                     357,900     2,848,824
 British Airways                                           408,143     1,827,237
 GKN                                                       204,300     2,359,982
 Glaxo Wellcome                                            103,860     2,985,796
 Great Universal Stores                                    391,100     2,701,605
 Halifax Group                                             253,500     1,995,745
*Lattice Group                                             416,238       886,435
 PowerGen                                                  302,550     2,346,778
 Rio Tinto                                                 124,554     2,020,816
 Taylor Woodrow                                            306,750       803,505
                                                                     -----------
                                                                      28,158,553
                                                                     -----------

--------------------------------------------------------------------------------
 Total Common Stock
 (cost $86,030,892)                                                   87,701,996
 ===============================================================================

                                                         Principal
                                                           Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 1.97%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $623,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $608,681)                                        $593,000       593,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $247,000 U.S.

                                                        Principal   Market Value
                                                          Amount       (U.S.$)
 -------------------------------------------------------------------------------
   Treasury Notes 6.25%
   due 2/15/03, market
   value $251,402
   and $168,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $166,616
   and $168,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $180,336)                                        $587,000   $   587,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $581,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $598,883)                                         586,000       586,000
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $1,766,000)                                                     1,766,000
 ===============================================================================
 -------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES: 99.62%
 (COST $87,796,892)                                                   89,467,996
 ===============================================================================
 -------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 0.38%                                             345,894
 ===============================================================================
 -------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
   6,452,462 SHARES
   OUTSTANDING; EQUIVALENT TO
   $13.92 PER SHARE: 100.00%                                         $89,813,890
 ===============================================================================
 -------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
 -------------------------------------------------------------------------------
 Shares of beneficial interest
   (unlimited authorization-no par)                                  $77,596,703
 Undistributed net investment income**                                   949,548
 Accumulated net realized gain on
   investments                                                         9,616,461
 Net unrealized appreciation of
   investments and foreign currencies                                  1,651,178
 -------------------------------------------------------------------------------
 Total net assets                                                    $89,813,890
 ===============================================================================
* Non-income producing security for the year ended October 31, 2000.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Security is partially or fully on loan.

ADR = American Depository Receipt

See accompanying notes

88  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The International Small-Cap Portfolio
Statement of Net Assets
October 31, 2000

                                                          Number   Market Value
                                                         of Shares   (U.S. $)
--------------------------------------------------------------------------------

COMMON STOCK: 92.37%

Australia: 0.74%
Simeon Wines                                               18,500    $ 22,052
                                                                     --------
                                                                       22,052
                                                                     --------
Denmark: 1.36%
Bang & Olufsen Holding
   Class B                                                    826      40,307
                                                                     --------
                                                                       40,307
                                                                     --------
Finland: 0.57%
Huhtamaki Van Leer Oyj                                        400       9,668
Talentum                                                      900       7,256
                                                                     --------
                                                                       16,924
                                                                     --------
France: 9.28%
Boiron                                                        465      28,886
Carbone Lorraine                                              520      22,197
Fimalac                                                     1,175      35,100
IMV Technologies                                            1,300      18,535
Manitou                                                       470      41,043
Mecatherm                                                     900      25,060
Norbert Dentressangle                                       1,225      16,322
Remy Cointreau                                                890      29,759
Royal Canin                                                   300      27,114
Walter                                                        340      30,816
                                                                     --------
                                                                      274,832
                                                                     --------
Germany: 8.91%
AGIV                                                        1,900      17,737
Babcock Borsig                                                655      24,958
Boewe Systec                                                1,470      30,315
Cewe Color Holding                                          1,900      31,120
Escada                                                        350      33,564
FAG Kugelfischer Georg
   Schaefer                                                 7,601      55,088
KSB Vorzug                                                    265      18,689
Ludwig Beck AM Rathauseck                                   4,819      52,347
                                                                     --------
                                                                      263,818
                                                                     --------
Hong Kong: 4.08%
Cafe De Coral Holdings                                     84,000      31,235
Chen Hsong Holdings                                       220,000      27,080
Hung Hing Printing Group                                   82,000      31,017
South China Morning Post
   (Holdings)                                              46,000      31,555
                                                                     --------
                                                                      120,887
                                                                     --------

                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------

 Italy: 1.30%
 Carraro                                                    6,200     $16,627
 La Doria                                                  11,600      21,854
                                                                     --------
                                                                       38,481
                                                                     --------
 Japan: 16.52%
 Arcland Sakamoto                                           3,000      35,737
 Aronkasei                                                 12,000      40,026
 Daitec                                                     2,000      23,825
 Getz Brothers                                              8,000      41,052
 Kayaba Industry                                           23,000      36,883
 Miyachi Technos                                            1,800     106,387
 Nagawa                                                     6,000      32,438
 Otsuka Kagu Limited                                          900      73,399
 Takara Printing                                            5,500      47,627
 Ube-Nitto Kasei                                           12,000      32,988
 Zuiko                                                      2,000      18,327
                                                                     --------
                                                                      488,689
                                                                     --------
 Netherlands: 6.16%
 Ahrend                                                     1,500      17,376
 Draka Holding                                                800      46,812
 ICT Automatisering                                         1,100      40,608
 Stork                                                      1,700      19,044
 Unique International                                       1,200      24,441
 Van Melle                                                  1,400      34,158
                                                                     --------
                                                                      182,439
                                                                     --------
 New Zealand: 1.26%
 The Warehouse Group                                       15,000      37,181
                                                                     --------
                                                                       37,181
                                                                     --------
 Norway: 1.83%
 Nera                                                       9,324      54,267
                                                                     --------
                                                                       54,267
                                                                     --------
 Singapore: 5.20%
 Asia Pacific Breweries                                    10,000      22,206
 Courts (Singapore) Limited                                48,000      15,032
 Overseas Union Bank                                        7,994      38,689
*Singapore Airport Terminal
   Services                                                25,000      27,045
*SMRT Corporation                                         130,000      51,073
                                                                     --------
                                                                      154,045
                                                                     --------

                                  2000 Annual Report o Delaware Pooled Trust  89

                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------
 Spain: 0.53%
 Portland Valderrivas                                         900  $   15,658
                                                                   ----------
                                                                       15,658
                                                                   ----------
 Switzerland: 2.66%
 Lindt & Spruengli                                             15      78,866
                                                                   ----------
                                                                       78,866
                                                                   ----------
 United Kingdom: 31.97%
 Arriva                                                     8,300      28,065
 Body Shop International                                   34,564      44,642
 Bovis Homes Group                                          8,375      43,268
 Bristol Water Holdings                                     2,000      25,831
 Cobham                                                     1,951      31,357
 Dairy Crest Group                                         23,910      55,517
 Fuller Smith & Turner                                      4,795      24,529
 Glynwed International                                     11,300      29,845
 Harvey Nichols                                            21,100      53,432
 Hewden Stuart                                             21,200      29,073
 H.P. Bulmer Holdings                                       7,210      50,223
 IMI                                                       10,500      34,094
 Laird Group                                               14,500      57,446
*Laporte-Class B                                           60,750         705
 Laporte                                                    6,750      51,623
 Northern Foods                                            43,900      71,353
 Pendragon                                                 14,255      36,202
 Persimmon                                                 11,100      36,083
 PizzaExpress                                               6,400      61,299
 Rexam                                                     18,781      62,959
*TTP Communications                                        11,040      47,022
 TT Group                                                  19,000      40,670
 Wilshaw                                                   55,600      31,064
                                                                   ----------
                                                                      946,302
                                                                   ----------
 ----------------------------------------------------------------------------
 Total Common Stock
 (cost $3,108,016)                                                  2,734,748
 ============================================================================

                                                         Principal
                                                           Amount
 ----------------------------------------------------------------------------

 REPURCHASE AGREEMENTS: 6.18%

 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $65,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $63,074)                                         $61,400      61,400

                                                        Principal   Market Value
                                                          Amount      (U.S. $)
--------------------------------------------------------------------------------

With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $26,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $26,051 and
   $17,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $17,265 and
   $17,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $18,687)                                         $60,800    $   60,800
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $60,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $62,059)                                          60,800        60,800
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $183,000)                                                         183,000
===============================================================================
-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.55%
(COST $3,291,016)                                                     2,917,748
===============================================================================
-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.45%                                             42,818
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   358,218 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.26 PER SHARE: 100.00%                                          $2,960,566
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2000:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                  $3,044,481
Undistributed net investment income**                                    73,553
Accumulated net realized gain on
   investments                                                          216,278
Net unrealized depreciation of
   investments and foreign currencies                                  (373,746)
-------------------------------------------------------------------------------
Total net assets                                                     $2,960,566
===============================================================================

 *Non-income producing security for the year ended October 31, 2000.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

90  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust: The Emerging Markets Portfolio
Statement of Net Assets
October 31, 2000


                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------

 COMMON STOCK: 94.74%

 Argentina: 1.48%
*Central Puerto Class B                                   634,916  $  698,554
 Transportadora de Gas
   del Sur, Class B                                       593,300   1,008,822
                                                                   ----------
                                                                    1,707,376
                                                                   ----------
 Brazil: 21.76%
 Aracruz Celulose ADR                                     160,700   2,410,500
 Brasil Telecom                                       384,214,974   2,952,558
 Centrais Electricas de
   Santa Catrina                                        3,142,000   1,086,286
 Centrais Electricas de
   Santa Catrina GDR                                        5,350     185,023
 Centrais Electricas de
   Santa Catrina GDR                                          620      21,442
 Companhia Energetica de
   Minas Gerais                                            95,047   1,443,327
 Companhia Energetica de
   Minas Gerais GDR                                    20,200,000     306,651
 Companhia Paranaense
   de Energia Copel ADR                                   388,419   3,520,047
 Gerdau Metalurgica                                   162,986,000   3,321,192
 Petroleo Brasileiro-ADR                                   71,216   1,888,613
Petroleo Brasileiro-
   Petrobras                                                8,000     212,090
 Rossi Residential GDR                                     22,000      28,820
 Telecomunicacoes de
   Minas Gerais                                        76,266,000   3,096,184
 Uniao de Bancos
   Brasileiros                                        118,810,000   3,048,980
 Usinas Siderurgicas de
   Minas Gerais                                           275,900   1,416,354
 Usinas Siderurgicas de
   Minas Gerais ADR                                        16,152      82,944
                                                                   ----------
                                                                   25,021,011
                                                                   ----------
 Chile: 3.10%
 Administradora de Fondos de
   Pensiones Provida ADR                                  129,300   2,747,625
*Empresa Nacional Electricidad
   ADR                                                     77,851     817,436
                                                                   ----------
                                                                    3,565,061
                                                                   ----------

                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------

 China: 6.71%
 Beijing Capital International
   Airport                                             12,678,000   2,926,068
 Guangdong Kelon Electric
   Holding                                              3,794,500    $705,478
 Guangshen Railway                                     17,796,000   2,167,740
 Shenzhen Expressway                                   16,616,800   1,917,569
                                                                   ----------
                                                                    7,716,855
                                                                   ----------
 Croatia: 1.77%
 Zagrebacka Banka GDR                                     129,381   2,037,751
                                                                   ----------
                                                                    2,037,751
                                                                   ----------
 Egypt: 1.49%
*Mobile-Egyptian
   Mobile Services                                         50,789     996,212
 Paints and Chemical
   Industries GDR                                         383,950     719,906
                                                                   ----------
                                                                    1,716,118
                                                                   ----------
 Estonia: 0.70%
 Eesti Telekom GDR                                         51,548     798,994
                                                                   ----------
                                                                      798,994
                                                                   ----------
 Greece: 2.08%
 Hellenic Telecommunications
   Organization ADR                                       273,673   2,394,639
                                                                   ----------
                                                                    2,394,639
                                                                   ----------
 Hong Kong: 1.02%
 Hengan International
   Group                                                4,870,000   1,167,701
                                                                   ----------
                                                                    1,167,701
                                                                   ----------
 Hungary: 1.68%
 Gedeon Richter GDR                                        40,149   1,937,189
                                                                   ----------
                                                                    1,937,189
                                                                   ----------
 India: 5.41%
 Gas Authority of India ADR                               308,601   1,581,580
 ICICI ADR                                                115,879   1,093,608
 Larsen & Toubro GDR                                       66,000     415,800
 Mahanagar Telecom
   Nigam GDR                                              180,800   1,066,720
 Videsh Sanchar Nigam ADR                                 253,614   1,870,403
 Videsh Sanchar Nigam GDR                                  26,008     196,360
                                                                   ----------
                                                                    6,224,471
                                                                   ----------


                               2000 Annual Report o Delaware Pooled Trust  91

                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------

 Indonesia: 0.03%
 PT United Tractors                                       772,800  $   33,439
                                                                   ----------
                                                                       33,439
                                                                   ----------
 Israel: 3.37%
 Bank Hapoalim                                            876,737   2,217,791
 ECI Telecom Limited                                       70,225   1,659,066
                                                                   ----------
                                                                    3,876,857
                                                                   ----------
 Malaysia: 6.36%
*Leader Universal Holdings                              3,517,000     684,898
 Petronas Dagangan                                      2,674,000   2,406,632
 Resorts World                                            822,000   1,438,519
 Sime Darby                                             2,221,200   2,782,382
                                                                   ----------
                                                                    7,312,431
                                                                   ----------
 Mexico: 6.21%
 ALFA Class A                                           1,579,000   3,124,313
 Cemex de C.V.                                            693,643   2,916,173
*Grupo Minsa Class C                                      969,054     299,979
*Grupo Minsa de C.V. ADR                                    5,900      18,069
 Vitro ADR                                                310,400     776,000
                                                                   ----------
                                                                    7,134,534
                                                                   ----------
 Peru: 0.85%
 Banco de Credito del Peru                                287,722     122,888
 Creditcorp                                               117,300     857,756
                                                                   ----------
                                                                      980,644
                                                                   ----------
 Russia: 3.21%
 Gazprom ADR                                                8,200      65,395
 Gazprom ADR                                              174,518   1,391,781
 Lukoil Holding ADR                                        41,820   2,233,188
                                                                   ----------
                                                                    3,690,364
                                                                   ----------
 South Africa: 13.19%
 ABSA Group                                               675,538   2,295,957
*Iscor                                                  1,563,992   2,481,969
 Network Healthcare
   Holdings                                            11,453,945   1,211,785
 Sanlam                                                 2,725,400   2,829,309
 Sappi                                                    455,400   3,119,632
 Sasol                                                    421,700   3,228,960
                                                                   ----------
                                                                   15,167,612
                                                                   ----------
 South Korea: 2.40%
 Pohang Iron & Steel                                       17,010     988,448
 Pohang Iron & Steel ADR                                  111,800   1,767,838
                                                                   ----------
                                                                    2,756,286
                                                                   ----------

                                                         Number    Market Value
                                                        of Shares    (U.S. $)
--------------------------------------------------------------------------------

 Taiwan: 4.11%
 China Steel GDR                                          234,874  $2,730,415
 Yageo GDR                                                514,964   1,995,486
                                                                   ----------
                                                                    4,725,901
                                                                   ----------
 Thailand: 4.86%
*Bangkok Bank                                           1,206,900   1,028,374
 Electricity Generating                                 2,904,700   2,755,538
 Hana Microelectronics                                    741,600   1,803,027
                                                                   ----------
                                                                    5,586,939
                                                                   ----------
 Turkey: 1.04%
*Efes Sinai Yatirim Holding
   ADR                                                      7,680     165,120
*Efes Sinai Yatirim Holding                            93,046,130   1,025,834
                                                                   ----------
                                                                    1,190,954
                                                                   ----------
 United States: 1.91%
*India Fund                                               205,300   2,194,144
                                                                   ----------
                                                                    2,194,144
                                                                   ----------
 ----------------------------------------------------------------------------
 Total Common Stock
 (cost $139,782,665)                                              108,937,271
 ============================================================================

                                                      Principal
                                                        Amount
 ----------------------------------------------------------------------------

 REPURCHASE AGREEMENTS: 4.01%

 With Chase Manhattan 6.55%
   11/1/00 (dated
   10/31/00, collateralized
   by $1,625,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $1,588,223)                                   $1,548,000   1,548,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $644,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $655,979 and
   $437,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $434,749 and
   $437,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $470,547)                                      1,530,000   1,530,000


92  Delaware Pooled Trust o 2000 Annual Report

                                                      Principal  Market Value
                                                        Amount     (U.S. $)
-----------------------------------------------------------------------------

With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $1,516,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $1,562,658)                                   $1,530,000  $1,530,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $4,608,000)                                                   4,608,000
=============================================================================
-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.75%
(COST $144,390,665)                                               113,545,271
=============================================================================
-----------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.25%                                        1,433,161
=============================================================================
-----------------------------------------------------------------------------
NET ASSET APPLICABLE TO
   16,397,156 SHARES
   OUTSTANDING; EQUIVALENT TO
   $7.01 PER SHARE: 100.00%                                      $114,978,432
=============================================================================
-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                              $145,168,588
Undistributed net investment income**                               1,421,865
Accumulated net realized loss on
   investments                                                       (758,739)
Net unrealized depreciation of
   investments and foreign currencies                             (30,853,282)
-----------------------------------------------------------------------------
Total net assets                                                 $114,978,432
=============================================================================

*Non-income producing security for the year ended October 31, 2000.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt

GDR = Global Depository Receipt

See accompanying notes

 Delaware Pooled Trust:
 The Global Fixed Income Portfolio
 Statement of Net Assets
 October 31, 2000

                                                       Principal    Market Value
                                                        Amount*       (U.S. $)
--------------------------------------------------------------------------------
Bonds: 96.67%
 Australia: 7.39%
 New South Wales Treasury
   6.50% 5/1/06                                     AUD 9,000,000    $ 4,656,773
   7.00% 4/1/04                                        13,000,000      6,853,912
 Queensland Treasury
   8.00% 5/14/03                                       32,000,000     17,246,531
                                                                     -----------
                                                                      28,757,216
                                                                     -----------

 Austria: 6.02%
 Oesterreich Kontrollbank
   6.00% 5/19/09                                    US$ 7,000,000      6,605,900
 Republic of Austria
   4.375% 2/28/02                                  EUR 15,000,000     12,576,993
  +5.50% 10/20/07                                       5,000,000      4,251,737
                                                                     -----------
                                                                      23,434,630
                                                                     -----------

 Belgium: 5.74%
+Kingdom of Belgium
   5.75% 9/28/10                                   EUR 26,000,000     22,329,679
                                                                     -----------
                                                                      22,329,679
                                                                     -----------

 Canada: 2.59%
 Government of Canada
   10.25% 3/15/14                                   CAD 5,000,000      4,562,160
 Ontario Hydro
   10.00% 3/19/01                                       5,000,000      3,327,766
 Ontario Province
   6.25% 12/3/08                                    NZD 6,000,000      2,205,889
                                                                     -----------
                                                                      10,095,815
                                                                     -----------

 Finland: 4.18%
 Republic of Finland
   3.75% 11/12/03                                  EUR 20,000,000     16,280,502
                                                                     -----------
                                                                      16,280,502
                                                                     -----------

 France: 9.60%
 Government of France
   4.00% 10/25/09                                  EUR 30,000,000     23,040,848
  +5.00% 7/12/05                                       17,000,000     14,341,930
                                                                     -----------
                                                                      37,382,778
                                                                     -----------
 Germany: 16.73%
 Depfa Deutsche Pfandbriefbank
   5.00% 2/3/05                                    EUR 10,000,000      8,334,999
 Deut Pfandbriefe Hypobk Bank
   5.625% 2/7/03                                        5,000,000      4,260,223

                                  2000 Annual Report o Delaware Pooled Trust  93

                                                      Principal    Market Value
                                                       Amount*       (U.S. $)
 -------------------------------------------------------------------------------
 Deutsche Genossen Hypobank
   5.00% 3/17/08                                   EUR 10,000,000    $ 8,112,245
 Deutschland Republic
   6.00% 1/4/07                                        11,000,000      9,721,625
   6.25% 1/4/24                                        18,000,000     16,375,550
 Rheinische Hypothekenbank
   5.75% 7/5/10                                         5,000,000      4,216,942
 Treuhandansstalt
   6.875% 6/11/03                                      16,000,000     14,120,178
                                                                     -----------
                                                                      65,141,762
                                                                     -----------

 Italy: 2.82%
+Republic of Italy
   0.375% 5/12/02                               JPY 1,200,000,000     10,987,259
                                                                     -----------
                                                                      10,987,259
                                                                     -----------

 Korea: 0.88%
 Korea Electric Power
   6.375% 12/1/03                                   US$ 3,600,000      3,412,440
                                                                     -----------
                                                                       3,412,440
                                                                     -----------

 Netherlands: 8.43%
 Baden Wurt L-Finance
   5.25% 9/26/01                                   DEM 10,000,000      4,331,919
   5.75% 2/25/08                                    US$ 2,000,000      1,873,300
   6.625% 8/20/03                                  DEM 26,000,000     11,601,438
 Netherlands Government
  +5.75% 2/15/07                                   EUR 12,500,000     10,878,632
   7.50% 1/15/23                                        4,000,000      4,144,467
                                                                     -----------
                                                                      32,829,756
                                                                     -----------

 New Zealand: 12.06%
 New Zealand Government
   6.00% 11/15/11                                  NZD 40,000,000     15,029,554
  +7.00% 7/15/09                                       42,000,000     17,021,993
   8.00% 4/15/04                                       36,000,000     14,877,259
                                                                     -----------
                                                                      46,928,806
                                                                     -----------

 Norway: 1.76%
 Kingdom of Norway
   8.375% 1/27/03                                  CAD 10,000,000      6,846,466
                                                                     -----------
                                                                       6,846,466
                                                                     -----------

 Portugal: 3.89%
+Portuguese Government
   5.375% 6/23/08                                  EUR 18,000,000     15,155,022
                                                                     -----------
                                                                      15,155,022
                                                                     -----------

                                                     Principal     Market Value
                                                       Amount*       (U.S. $)
 -------------------------------------------------------------------------------
 Supranational: 2.98%
 International Bank Reconstruction
  & Development
   5.50% 11/3/08                                    NZD 7,000,000    $ 2,490,113
   6.125% 9/27/02                                   DEM 8,000,000      3,513,612
   7.25% 5/27/03                                   NZD 14,000,000      5,590,434
                                                                     -----------
                                                                      11,594,159
                                                                     -----------

 United States: 11.60%
 Federal National Mortgage
   Association 6.375%
   8/15/07                                         AUD 25,000,000     12,726,924
 KFW International Finance
   1.00% 12/20/04                                 JPY 500,000,000      4,604,369
 U.S. Treasury Inflation
   Index Notes
   3.375% 1/15/07                                   US$ 1,616,550      1,575,128
   3.625% 1/15/08                                      26,656,870     26,240,383
                                                                     -----------
                                                                      45,146,804
                                                                     -----------
 -------------------------------------------------------------------------------
 Total Bonds
 (cost $441,795,290)                                                 376,323,094
 ===============================================================================
 REPURCHASE AGREEMENTS: 1.82%
 With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized
   by $2,496,000 U.S.
   Treasury Notes 4.75%
   due 2/15/04, market
   value $2,438,516)                                    2,377,000      2,377,000
 With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized
   by $988,000 U.S.
   Treasury Notes 6.25%
   due 2/15/03, market
   value $1,007,172 and
   $671,000 U.S.
   Treasury Notes 5.25%
   due 8/15/03, market
   value $667,502
   and $671,000 U.S.
   Treasury Notes 7.25%
   due 5/15/04, market
   value $722,466)                                      2,349,000      2,349,000
 With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $2,327,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $2,399,263)                                    2,349,000      2,349,000
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $7,075,000)                                                     7,075,000
 ===============================================================================

94  Delaware Pooled Trust o 2000 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.49%
(COST $448,870,290)                                                $383,398,094
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.51%                                          5,891,910
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   43,516,077 SHARES
   OUTSTANDING; EQUIVALENT TO
   $8.95 PER SHARE: 100.00%                                        $389,290,004
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                $473,131,317
Accumulated net realized loss on
   investments                                                      (17,831,882)
Net unrealized depreciation of
   investments and foreign currencies                               (66,009,431)
--------------------------------------------------------------------------------
Total net assets                                                   $389,290,004
================================================================================

*Principal amount is stated in the currency in which each security is denominated.

AUD = Australian Dollar
CAD = Canadian Dollar
DEM = German Deutsche Mark
EUR = European Monetary Unit
JPY = Japanese Yen
NZD = New Zealand Dollar
US$ = U.S. Dollar
+Security is partially or fully on loan.

See accompanying notes

Delaware Pooled Trust:
The International Fixed Income Portfolio
Statement of Net Assets
October 31, 2000

                                                      Principal    Market Value
                                                        Amount*      (U.S. $)
--------------------------------------------------------------------------------
BONDS 96.37%
Australia: 6.86%
New South Wales Treasury
   7.00% 4/1/04                                     AUD 2,800,000    $ 1,476,227
Queensland Treasury Global
   8.00% 8/14/01                                        1,000,000        524,538
   8.00% 5/14/03                                        2,700,000      1,455,176
                                                                     -----------
                                                                       3,455,941
                                                                     -----------

Austria: 3.33%
Republic of Austria
   4.375% 2/28/02                                   EUR 2,000,000      1,676,932
                                                                     -----------
                                                                       1,676,932
                                                                     -----------

Belgium: 6.82%
Kingdom of Belgium
   5.75% 9/28/10                                    EUR 4,000,000      3,435,335
                                                                     -----------
                                                                       3,435,335
                                                                     -----------

Finland: 4.37%
Republic of Finland
   9.50% 3/15/04                                    EUR 2,300,000      2,199,493
                                                                     -----------
                                                                       2,199,493
                                                                     -----------

France: 2.13%
Government of France
   4.00% 10/25/09                                   EUR 1,400,000      1,075,240
                                                                     -----------
                                                                       1,075,240
                                                                     -----------

Germany: 21.43%
Allgemeine Hypothekenbank
   4.00% 1/12/09                                    EUR 1,000,000        750,376
Bayerische Vereinsbank
   6.50% 6/6/05                                         1,000,000        879,201
Depfa Pfandbriefbank
   5.50% 1/15/10                                          800,000        665,477
Deutsche Genossen Hypobank
   5.75% 1/22/07                                          800,000        680,278
Deutschland Republic
   4.00% 7/4/09                                         4,000,000      3,105,041
   6.00% 1/4/07                                         3,000,000      2,651,352
   6.50% 7/4/27                                         1,500,000      1,414,912
Westfalische Hypothekbank
   4.50% 3/23/05                                          800,000        651,084
                                                                     -----------
                                                                      10,797,721
                                                                     -----------

                                  2000 Annual Report o Delaware Pooled Trust  95

                                                      Principal     Market Value
                                                       Amount*         (U.S. $)
--------------------------------------------------------------------------------
Italy: 3.86%
Republic of Italy
   0.375% 5/12/02                                 JPY 100,000,000     $  915,605
   5.125% 7/29/03                                     100,000,000      1,027,902
                                                                      ----------
                                                                       1,943,507
                                                                      ----------
Netherlands: 14.48%
Baden Wurt Finance
   5.25% 9/26/01                                    DEM 4,700,000      2,036,002
DSL Finance
   5.75% 3/19/09                                        1,500,000        646,241
   6.00% 2/21/06                                        2,900,000      1,277,522
Netherlands Government
   5.75% 2/15/07                                    EUR 3,000,000      2,610,872
   7.50% 1/15/23                                          700,000        725,282
                                                                      ----------
                                                                       7,295,919
                                                                      ----------

New Zealand: 8.70%
New Zealand Government
   6.00% 11/15/11                                   NZD 3,000,000      1,127,217
   7.00% 7/15/09                                        6,000,000      2,431,713
   8.00% 4/15/04                                        2,000,000        826,514
                                                                      ----------
                                                                       4,385,444
                                                                      ----------

Portugal: 6.68%
Portuguese Government
   5.375% 6/23/08                                   EUR 4,000,000      3,367,783
                                                                      ----------
                                                                       3,367,783
                                                                      ----------

Spain: 1.97%
Kingdom of Spain
   3.10% 9/20/06                                   JPY 20,000,000        202,364
   5.75% 3/23/02                                       80,000,000        787,904
                                                                      ----------
                                                                         990,268
                                                                      ----------

Supranational: 11.35%
European Investment Bank
   0.875% 11/08/04                                 JPY 80,000,000        733,803
International Bank
   Reconstruction & Development
   4.50% 3/20/03                                  JPY 100,000,000      1,002,611
   5.25% 3/20/02                                       40,000,000        391,276
   5.375% 11/6/03                                     NZD 500,000        190,139
   5.50% 11/3/08                                        2,000,000        711,461
International Finance
   Corporation
   6.75% 7/15/09                                        2,500,000        955,045
Nordic Investment Bank
   4.875% 3/1/01                                    DEM 4,000,000      1,733,115
                                                                      ----------
                                                                       5,717,450
                                                                      ----------

United States: 4.39%
Federal National
   Mortgage Association
   6.375% 8/15/07                                   AUD 2,000,000     $1,018,155
   7.25% 6/20/02                                    NZD 3,000,000      1,195,511
                                                                      ----------
                                                                       2,213,666
                                                                      ----------

                                                      Principal     Market Value
                                                       Amount*         (U.S. $)
--------------------------------------------------------------------------------
Total Bonds
(cost $58,271,879)                                                  $48,554,699
================================================================================
REPURCHASE AGREEMENTS: 1.74%
With Chase Manhattan
   6.55% 11/1/00 (dated
   10/31/00, collateralized by
   $310,000 U.S. Treasury
   Notes 4.75% due 2/15/04,
   market value $302,617)                             US$ 295,000       295,000
With J.P. Morgan Securities
   6.52% 11/1/00 (dated
   10/31/00, collateralized by
   $123,000 U.S. Treasury
   Notes 6.25% due 2/15/03,
   market value $124,989 and
   $83,000 U.S. Treasury Notes
   5.25% due 8/15/03, market
   value $82,836 and $83,000
   U.S. Treasury Notes
   7.25% due 5/15/04,
   market value $89,657)                                  291,500       291,500
With PaineWebber
   6.54% 11/1/00 (dated
   10/31/00, collateralized
   by $289,000 U.S.
   Treasury Notes 5.875%
   due 11/15/05, market
   value $297,746)                                        291,500       291,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $878,000)                                                         878,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.11%
(COST $59,149,879)                                                   49,432,699
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES: 1.89%                                            956,415
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   6,214,530 SHARES OUTSTANDING;
   EQUIVALENT TO $8.11
   PER SHARE: 100.00%                                               $50,389,114
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2000:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization-no par)                                 $63,349,769
Accumulated net realized loss on
   investments                                                       (3,111,056)
Net unrealized depreciation of
   investments and foreign currencies                                (9,849,599)
--------------------------------------------------------------------------------
Total net assets                                                    $50,389,114
================================================================================
*Principal amount is stated in the currency in which each security is denominated:

AUD = Australian Dollar
DEM = German Deutsche Mark
EUR = European Monetary Unit
JPY = Japanese Yen
NZD = New Zealand Dollar
US$ = U.S. Dollar

See accompanying notes

96  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2000

                                                                      The              The              The               The
                                                                     Select          Mid-Cap        Intermediate       High-Yield
                                                                     Equity       Growth Equity     Fixed Income           Bond
                                                                    Portfolio       Portfolio         Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market                                              $2,068,785       $6,697,002       $ 8,404,561       $1,696,942
Cash                                                                    1,346            3,544              --            125,963
Dividends and interest receivable                                       1,824              945           115,478           55,073
Receivable for securities sold                                        155,353          878,488         1,557,334           60,694
Other assets                                                               --               --             1,846               --
                                                                   -----------------------------------------------------------------
Total assets                                                        2,227,308        7,579,979        10,079,219        1,938,672
                                                                   -----------------------------------------------------------------

Liabilities:
Liquidations payable                                                       --          795,078         1,874,523               --
Distributions payable                                                      --               --            14,624               --
Payable for securities purchased                                      155,051          273,177           146,881           21,144
Other accounts payable and accrued expenses                            14,426            5,395            47,745           29,849
                                                                   -----------------------------------------------------------------
Total liabilities                                                     169,477        1,073,650         2,083,773           50,993
                                                                   -----------------------------------------------------------------

Total net assets                                                   $2,057,831       $6,506,329       $ 7,995,446       $1,887,679
                                                                   =================================================================
Investments at cost                                                $2,004,915       $4,509,779       $ 8,466,886       $1,827,461
                                                                   =================================================================

See accompanying notes

                                   2000 Annual Report o Delaware Pooled Trust 97

Delaware Pooled Trust
Statements of Operations

                                                            Year         Year            Year
                                                            Ended        Ended           Ended
                                                          10/31/00      10/31/00        10/31/00
                                                         ----------------------------------------

                                                             The           The            The
                                                          Large-Cap      Equity           Core
                                                        Value Equity     Income          Equity
                                                          Portfolio     Portfolio       Portfolio
-------------------------------------------------------------------------------------------------
Investment Income:
Interest                                                 $  103,785    $1,531,904         $7,902
Dividends                                                 2,587,656     2,371,812         24,564
Foreign tax withheld                                             --            --             --
                                                         ----------------------------------------
                                                          2,691,441     3,903,716         32,466
                                                         ----------------------------------------
Expenses:
Management fees                                             576,428       622,977         11,907
Accounting and administration expenses                       43,916        43,696            747
Reports and statements to shareholders                       26,066        24,500          1,404
Registration fees                                            61,448        58,700          2,665
Professional fees                                            13,309        18,855          1,390
Taxes (other than taxes on income)                           13,941         6,952          1,390
Dividend disbursing and transfer agent fees and expenses      7,480        10,370            429
Custodian fees                                               10,108         6,308          1,120
Trustees' fees                                                2,609         2,005            402
Amortization of organization expenses                            --            --             --
Other                                                        31,083        10,226            197
                                                         ----------------------------------------
                                                            786,388       804,589         21,651
Less expenses absorbed or waived                            (78,789)      (72,063)        (7,204)
Less expenses paid indirectly                                (3,184)       (2,891)          (160)
                                                         ----------------------------------------

Total expenses                                              704,415       729,635         14,287
                                                         ----------------------------------------

Net Investment Income (Loss)                              1,987,026     3,174,081         18,179
                                                         ----------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                              (8,177,342)  (19,297,342)      (105,893)
Futures contracts                                                --            --             --
Options written                                                  --            --             --
Foreign currencies                                               --            --             --
                                                         ----------------------------------------
Net realized gain (loss)                                 (8,177,342)  (19,297,342)      (105,893)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                  7,071,221    20,348,203        (25,766)
                                                         ----------------------------------------
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies                    (1,106,121)    1,050,861       (131,659)
                                                         ----------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                            $   880,905  $  4,224,942      $(113,480)
                                                         ========================================

98 2000 Annual Report o Delaware Pooled Trust

     Year         3/31/00*         Year           Year           Year
     Ended           to            Ended          Ended          Ended
    10/31/00      10/31/00       10/31/00       10/31/00       10/31/00
--------------------------------------------------------------------------
                      The
       The          All-Cap         The            The            The
      Select        Growth        Mid-Cap       Small-Cap     Small-Cap
      Equity        Equity     Growth Equity   Value Equity Growth Equity
     Portfolio     Portfolio     Portfolio       Portfolio    Portfolio
--------------------------------------------------------------------------

         $466        $32,277       $21,543         $8,350      $133,148
      109,145         11,903         7,335         36,098        11,608
           --             --            --             --            --
--------------------------------------------------------------------------
      109,611         44,180        28,878         44,448       144,756
--------------------------------------------------------------------------

       25,101         42,497        55,238         15,714       155,739
        1,355          2,266         2,570            827         7,570
        4,495          2,214         1,288          1,854         1,800
        7,258         10,633         8,403          3,823         9,798
          605          1,239           633          1,381           450
        1,801             20           100            381         1,960
          296            718         2,402            193         1,448
          809          1,008         1,543            976           283
          269            455           475             95           519
           --             --            --             --            --
          738          1,444         3,563            781         1,897
--------------------------------------------------------------------------
       42,727         62,494        76,215         26,025       181,464
      (12,526)       (12,354)       (8,511)        (7,335)       (4,562)
          (58)          (730)         (359)           (63)         (760)
--------------------------------------------------------------------------

       30,143         49,410        67,345         18,627       176,142
--------------------------------------------------------------------------

       79,468         (5,230)      (38,467)        25,821       (31,386)
--------------------------------------------------------------------------




      225,633       (911,327)    3,320,511        (55,945)   (1,196,674)
           --             --            --             --            --
           --             --            --             --            --
           --             --            --             --            --
--------------------------------------------------------------------------
      225,633       (911,327)    3,320,511        (55,945)   (1,196,674)


     (213,866)     1,333,600        33,805        249,645     3,697,290
--------------------------------------------------------------------------

       11,767        422,273     3,354,316        193,700     2,500,616
--------------------------------------------------------------------------

    $  91,235     $  417,043    $3,315,849       $219,521    $2,469,230
==========================================================================

* Date of commencement of operations.
See accompanying notes

                                   Delaware Pooled Trust o 2000 Annual Report 99

2000 Annual Report o Delaware Pooled Trust#

Delaware Pooled Trust
Statements of Operations continued

                                                           Year        Year
                                                          Ended        Ended
                                                         10/31/00     10/31/00
                                                       -------------------------
                                                           The
                                                       Real Estate       The
                                                        Investment  Intermediate
                                                          Trust     Fixed Income
                                                       Portfolio II   Portfolio
--------------------------------------------------------------------------------
Investment Income:
Interest                                                $   6,264     $ 942,851
Dividends                                                 131,753            --
Foreign tax withheld                                          (60)           --
                                                       -------------------------
                                                          137,957       942,851
                                                       -------------------------

Expenses:
Management fees                                            20,134        53,970
Accounting and administration expenses                        318         5,534
Reports and statements to shareholders                      2,895         2,151
Registration fees                                          13,223           900
Professional fees                                             745         1,901
Taxes (other than taxes on income)                             --         1,712
Dividend disbursing and transfer agent fees and expenses       89         1,327
Custodian fees                                              1,157         4,089
Trustees' fees                                                 89           613
Amortization of organization expenses                          --         5,164
Other                                                         515         2,241
                                                       -------------------------
                                                           39,165        79,602
Less expenses absorbed or waived                          (15,876)       (7,668)
Less expenses paid indirectly                                (109)         (310)
                                                       -------------------------

Total expenses                                             23,180        71,624
                                                       -------------------------

Net Investment Income                                     114,777       871,227
                                                       -------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                              (447,724)     (482,037)
Futures contracts                                              --            --
Options written                                                --            --
Foreign currencies                                             --            --
                                                       -------------------------
Net realized gain (loss)                                 (447,724)     (482,037)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                  839,546       436,057
                                                       -------------------------

Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies                     391,822       (45,980)
                                                       -------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                            $ 506,599     $ 825,247
                                                       =========================

100 Delaware Pooled Trust o 2000 Annual Report

   Year           Year          Year             Year          12/14/99*
   Ended          Ended         Ended            Ended             to
  10/31/00        10/31/00      10/31/00         10/31/00       10/31/00
----------------------------------------------------------------------------
                                                                   The
     The             The          The                         International
  Aggregate      High-Yield  Diversified Core      The          Large-Cap
Fixed Income         Bond      Fixed Income     Balanced         Equity
  Portfolio       Portfolio      Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------

  $ 492,845     $   614,180     $  324,372    $  4,652,551      $   6,236
         --          21,105             --       1,241,898         67,109
         --              --             --              --         (6,515)
----------------------------------------------------------------------------
    492,845         635,285        324,372       5,894,449         66,830
----------------------------------------------------------------------------


     28,821          27,120         20,287         932,544         19,374
      2,996           2,435          1,896          64,800          1,500
        850           7,082            575          34,172          1,860
        800           6,697            975          81,416          2,635
        350           1,224            445          29,072          3,757
        571           1,156          1,474          18,400          1,300
        663           1,000            443          15,127          1,000
        842          17,013          1,231          19,278          1,050
        442             715            482           3,158          1,050
         --              --             --              --             --
        858             611            734          14,425          2,210
----------------------------------------------------------------------------
     37,193          65,053         28,542       1,212,392         35,736
       (679)        (28,534)        (2,888)       (103,325)       (10,843)
       (458)           (701)          (592)        (13,151)           (60)
----------------------------------------------------------------------------

     36,056          35,818         25,062       1,095,916         24,833
----------------------------------------------------------------------------

    456,789         599,467        299,310       4,798,533         41,997
----------------------------------------------------------------------------




   (324,895)     (1,892,640)       (61,042)    (18,714,690)        28,180
         --              --             --         (17,131)            --
         --              --        190,283              --             --
         --              --        (18,653)             --        (21,173)
----------------------------------------------------------------------------
   (324,895)     (1,892,640)       110,588     (18,731,821)         7,007

    273,646       1,786,529        (38,364)     10,949,837       (163,436)
----------------------------------------------------------------------------


    (51,249)       (106,111)        72,224      (7,781,984)      (156,429)
----------------------------------------------------------------------------


  $ 405,540     $   493,356     $  371,534    $ (2,983,451)     $(114,432)
============================================================================


* Date of commencement of operations.

See accompanying notes

                                  Delaware Pooled Trust o 2000 Annual Report 101

Delaware Pooled Trust
Statements of Operations continued

                                                           Year          Year
                                                           Ended         Ended
                                                          10/31/00     10/31/00
                                                        -----------------------------

                                                            The           The
                                                           Global     International
                                                           Equity        Equity
                                                         Portfolio     Portfolio
-------------------------------------------------------------------------------------
Investment Income:
Interest                                                   $  6,475  $  1,552,590
Dividends                                                    87,838    25,725,278
Foreign tax withheld                                         (6,020)   (2,436,227)
                                                        -----------------------------
                                                             88,293    24,841,641
                                                        -----------------------------

Expenses:
Management fees                                              25,065     6,204,153
Accounting and administration expenses                        1,348       334,107
Reports and statements to shareholders                          975       178,720
Registration fees                                             9,200        24,420
Professional fees                                             1,120       111,713
Taxes (other than taxes on income)                              373        73,945
Dividend disbursing and transfer agent fees and expenses        550        60,229
Custodian fees                                                2,192       336,624
Trustees' fees                                                  494        21,760
Amortization of organization expenses                            --            --
Other                                                         2,066        73,665
                                                        -----------------------------
                                                             43,383     7,419,336
Less expenses absorbed or waived                            (11,158)           --
Less expenses paid indirectly                                  (173)      (19,023)
                                                        -----------------------------

Total expenses                                               32,052     7,400,313
                                                        -----------------------------
Net Investment Income                                        56,241    17,441,328
                                                        -----------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                  21,720   100,912,492
Futures contracts                                                --            --
Options written                                                  --            --
Foreign currencies                                           (3,147)   (1,290,611)
                                                        -----------------------------
Net realized gain (loss)                                     18,573    99,621,881
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                    (97,280)  (88,565,052)
                                                        -----------------------------

Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies                       (78,707)   11,056,829
                                                        -----------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                               $(22,466) $ 28,498,157
                                                        =============================

102 Delaware Pooled Trust o 2000 Annual Report

[RESTUBBED FOR TABLE ABOVE]

   Year          Year           Year            Year            Year
   Ended         Ended          Ended           Ended           Ended
  10/31/00      10/31/00       10/31/00       10/31/00         10/31/00
--------------------------------------------------------------------------
    The                                          The
Labor Select       The            The           Global           The
International  International    Emerging        Fixed       International
    Equity       Small-Cap      Markets         Income       Fixed Income
  Portfolio     Portfolio      Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------

$   221,496     $  12,780   $    474,257    $ 35,317,930   $  4,531,825
  3,365,964       110,965      3,285,108              --             --
   (359,307)      (11,686)      (146,547)             --             --
--------------------------------------------------------------------------
  3,228,153       112,059      3,612,818      35,317,930      4,531,825
--------------------------------------------------------------------------


    831,627        29,814      1,165,784       2,799,168        386,689
     43,933         1,197         47,033         226,232         31,246
     29,250           960          5,000         171,479         23,138
     23,243         4,170         34,450          34,030         12,214
     15,621           367          6,433          72,090          1,833
     16,849            30          7,225          95,967         11,343
     10,216           286          9,929          51,352          7,463
     75,279         2,832         79,565         445,939         59,794
      2,415           138          2,561          13,741          2,071
         --            --             --              --             --
     17,984           461          7,762          74,478          3,579
--------------------------------------------------------------------------
  1,066,417        40,255      1,365,742       3,984,476        539,370
     (6,602)       (4,519)            --        (604,619)       (72,883)
     (3,261)         (161)        (6,380)        (15,208)        (1,777)
--------------------------------------------------------------------------

  1,056,554        35,575      1,359,362       3,364,649        464,710

  2,171,599        76,484      2,253,456      31,953,281      4,067,115
--------------------------------------------------------------------------




  9,616,461       216,386      1,722,339     (13,382,143)    (1,865,156)
         --            --             --              --             --
         --            --             --              --             --
    173,120          (596)      (234,969)    (34,907,988)    (6,895,585)
--------------------------------------------------------------------------
  9,789,581       215,790      1,487,370     (48,290,131)    (8,760,741)

 (7,044,733)     (384,940)   (20,512,895)    (37,056,515)    (5,684,412)
--------------------------------------------------------------------------


  2,744,848      (169,150)   (19,025,525)    (85,346,646)   (14,445,153)
--------------------------------------------------------------------------


$ 4,916,447     $ (92,666)  $(16,772,069)   $(53,393,365)  $(10,378,038)
==========================================================================

See accompanying notes

                                  2000 Annual Report o Delaware Pooled Trust 103

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                           Year          Year            Year
                                                           Ended         Ended           Ended
                                                         10/31/00       10/31/99        10/31/00
                                                       ---------------------------------------------
                                                            The            The            The
                                                         Large-Cap       Large-Cap       Equity
                                                       Value Equity    Value Equity      Income
                                                         Portfolio       Portfolio     Portfolio
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                             $1,987,026     $2,585,180     $3,174,081
Net realized gain (loss) on investments
   and foreign currencies                                (8,177,342)    12,073,054    (19,297,342)
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies     7,071,221     (8,426,888)    20,348,203
                                                       ---------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                880,905      6,231,346      4,224,942
                                                       ---------------------------------------------

Distributions to Shareholders:
From net investment income                               (2,470,879)    (2,367,724)    (2,005,110)
In excess of net investment income                               --             --             --
From net realized gain on investments                   (12,273,061)   (14,283,816)            --
Return of capital                                                --             --             --
                                                       ---------------------------------------------
                                                        (14,743,940)   (16,651,540)    (2,005,110)
                                                       ---------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                11,222,501     34,597,297     14,231,847
Net asset value of shares issued upon
   reinvestment of distributions                         12,330,979     16,181,574      2,005,110
                                                       ---------------------------------------------
                                                         23,553,480     50,778,871     16,236,957
Cost of shares repurchased                              (68,218,925)   (16,806,683)   (55,758,527)
                                                       ---------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                           (44,665,445)    33,972,188    (39,521,570)
                                                       ---------------------------------------------

Net Increase (Decrease) in Net Assets                   (58,528,480)    23,551,994    (37,301,738)

Net Assets:
Beginning of period                                     141,410,324    117,858,330    144,281,261
                                                       ---------------------------------------------
End of period                                          $ 82,881,844   $141,410,324   $106,979,523
                                                       =============================================

* Date of commencement of operations.

See accompanying notes

104 Delaware Pooled Trust o 2000 Annual Report

 6/30/99*        Year          Year          Year        6/29/99*
   to            Ended         Ended         Ended          to
10/31/99        10/31/00      10/31/99      10/31/00     10/31/99
-------------------------------------------------------------------
   The             The          The           The          The
  Equity           Core         Core         Select       Select
  Income          Equity       Equity        Equity       Equity
 Portfolio       Portfolio    Portfolio     Portfolio    Portfolio
-------------------------------------------------------------------

 $1,268,932       $18,179      $19,089       $79,468      $(1,680)

 (1,419,949)     (105,893)     (22,035)      225,633     (115,945)

(10,671,739)      (25,766)     (10,745)     (213,866)     277,736
-------------------------------------------------------------------

(10,822,756)     (113,480)     (13,691)       91,235      160,111
-------------------------------------------------------------------


         --       (20,850)      (5,882)           --           --
         --            --           --            --           --
         --            --           --            --           --
         --            --           --            --           --
-------------------------------------------------------------------
         --       (20,850)      (5,882)           --            --
-------------------------------------------------------------------


164,382,571             2      496,163             2    4,549,009

         --        20,850        5,882            --           --
-------------------------------------------------------------------
164,382,571        20,852      502,045             2    4,549,009
 (9,278,554)     (448,238)      (1,220)   (2,742,526)          --
-------------------------------------------------------------------

155,104,017      (427,386)     500,825    (2,742,524)   4,549,009
-------------------------------------------------------------------

144,281,261      (561,716)     481,252    (2,651,289)   4,709,120


         --     2,593,023    2,111,771     4,709,120           --
-------------------------------------------------------------------
$144,281,261   $2,031,307   $2,593,023   $ 2,057,831   $4,709,120
===================================================================

                                  2000 Annual Report o Delaware Pooled Trust 105

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                           3/31/00*        Year         Year
                                                             to           Ended         Ended
                                                          10/31/00      10/31/00       10/31/99
                                                       -------------------------------------------
                                                            The           The            The
                                                          All-Cap       Mid-Cap        Mid-Cap
                                                       Growth Equity Growth Equity  Growth Equity
                                                         Portfolio     Portfolio       Portfolio
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                            $    (5,230)  $  (38,467)     $  (21,716)
Net realized gain (loss) on investments
   and foreign currencies                                  (911,327)    3,320,511        705,411
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies     1,333,600        33,805      1,722,130
                                                       -------------------------------------------
Net increase in net assets
   resulting from operations                                417,043     3,315,849      2,405,825
                                                       -------------------------------------------

Distributions to Shareholders:
From net investment income                                       --            --         (7,009)
In excess of net investment income                               --            --             --
From net realized gain on investments                            --      (642,789)    (1,233,663)
Return of capital                                                --            --             --
                                                       -------------------------------------------
                                                                 --      (642,789)    (1,240,672)
                                                       -------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                12,721,620       583,716        597,175
Net asset value of shares issued upon
   reinvestment of distributions                                 --       642,789      1,237,733
                                                       -------------------------------------------
                                                         12,721,620     1,226,505      1,834,908
Cost of shares repurchased                                       --    (4,342,206)      (930,589)
                                                       -------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                            12,721,620    (3,115,701)       904,319
                                                       -------------------------------------------

Net Increase (Decrease) in Net Assets                    13,138,663      (442,641)     2,069,472

Net Assets:
Beginning of period                                              --     6,948,970      4,879,498
                                                       -------------------------------------------
End of period                                           $13,138,663   $ 6,506,329     $6,948,970
                                                       ===========================================

* Date of commencement of operations.

See accompanying notes

106 Delaware Pooled Trust o 2000 Annual Report

   Year           3/29/99*       Year           Year           Year
   Ended             to          Ended          Ended          Ended
  10/31/00        10/31/99      10/31/00       10/31/99       10/31/00
---------------------------------------------------------------------------
     The            The           The           The             The
 Small-Cap      Small-Cap     Small-Cap      Small-Cap      Real Estate
Value Equity   Value Equity  Growth Equity  Growth Equity Investment Trust
  Portfolio      Portfolio     Portfolio      Portfolio    Portfolio II
---------------------------------------------------------------------------

  $   25,821    $    14,778   $   (31,386)    $    1,248   $   114,777

     (55,945)        51,499    (1,196,674)       728,478      (447,724)

     249,645        (31,720)    3,697,290      1,186,549       839,546
---------------------------------------------------------------------------

     219,521         34,557     2,469,230      1,916,275       506,599
---------------------------------------------------------------------------


     (20,000)            --            --         (8,824)     (238,966)
          --             --            --             --            --
     (51,765)            --      (683,868)            --            --
          --             --            --             --            --
---------------------------------------------------------------------------
     (71,765)            --      (683,868)        (8,824)     (238,966)
---------------------------------------------------------------------------


           2      2,000,008    29,664,877        947,342             2

      71,765             --       683,868          8,824       238,966
---------------------------------------------------------------------------
      71,767      2,000,008    30,348,745        956,166       238,968
          --             --      (670,038)            --    (2,798,019)
---------------------------------------------------------------------------

      71,767      2,000,008    29,678,707        956,166    (2,559,051)
---------------------------------------------------------------------------

     219,523      2,034,565    31,464,069      2,863,617    (2,291,418)


   2,034,565             --     6,181,422      3,317,805     4,452,058
---------------------------------------------------------------------------
  $2,254,088    $ 2,034,565   $37,645,491     $6,181,422   $ 2,160,640
===========================================================================

                                  2000 Annual Report o Delaware Pooled Trust 107

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                          Year         Year          Year
                                                          Ended        Ended         Ended
                                                         10/31/99    10/31/00       10/31/99
                                                      -------------------------------------------
                                                           The
                                                       Real Estate       The          The
                                                        Investment  Intermediate  Intermediate
                                                           Trust    Fixed Income  Fixed Income
                                                       Portfolio II  Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $241,438   $   871,227   $  1,263,026
Net realized gain (loss) on investments
   and foreign currencies                                (389,990)     (482,037)       (89,023)
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies     143,073       436,057       (791,314)
                                                      -------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               (5,479)      825,247        382,689
                                                      -------------------------------------------

Distributions to Shareholders:
From net investment income                               (311,766)     (870,627)    (1,266,395)
In excess of net investment income                             --            --             --
From net realized gain on investments                          --            --       (416,649)
Return of capital                                              --            --             --
                                                      -------------------------------------------
                                                         (311,766)     (870,627)    (1,683,044)
                                                      -------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                      --       405,758        419,171
Net asset value of shares issued upon
   reinvestment of distributions                          311,766       521,342      1,371,364
                                                      -------------------------------------------
                                                          311,766       927,100      1,790,535
Cost of shares repurchased                             (1,305,009)  (10,056,109)   (13,531,074)
                                                      -------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                            (993,243)   (9,129,009)   (11,740,539)
                                                      -------------------------------------------

Net Increase (Decrease) in Net Assets                  (1,310,488)   (9,174,389)   (13,040,894)

Net Assets:
Beginning of period                                     5,762,546    17,169,835     30,210,729
                                                      -------------------------------------------
End of period                                         $ 4,452,058   $ 7,995,446   $ 17,169,835
                                                      ===========================================

See accompanying notes

108 Delaware Pooled Trust o 2000 Annual Report

    Year         Year           Year         Year           Year
    Ended        Ended          Ended        Ended          Ended
   10/31/00     10/31/99       10/31/00     10/31/99       10/31/00
------------------------------------------------------------------------

     The           The           The           The           The
  Aggregate      Aggregate    High-Yield    High-Yield Diversified Core
Fixed Income   Fixed Income      Bond           Bond     Fixed Income
  Portfolio      Portfolio    Portfolio      Portfolio     Portfolio
------------------------------------------------------------------------

 $  456,789     $  339,444   $   599,467   $  1,837,010    $  299,310

   (324,895)      (206,157)   (1,892,640)    (2,067,829)      110,588

    273,646       (242,577)    1,786,529        389,595       (38,364)
------------------------------------------------------------------------

    405,540       (109,290)      493,356        158,776       371,534
------------------------------------------------------------------------


   (376,125)      (133,460)     (896,789)    (2,059,368)     (219,107)
         --             --            --             --            --
         --        (28,097)           --       (376,171)           --
         --             --            --             --            --
------------------------------------------------------------------------
   (376,125)      (161,557)     (896,789)    (2,435,539)     (219,107)
------------------------------------------------------------------------


    218,704      5,628,319             2      2,550,000     4,000,003

    376,125        161,831       806,742      2,381,430       219,107
------------------------------------------------------------------------
    594,829      5,790,150       806,744      4,931,430     4,219,110
   (816,538)      (201,160)   (8,235,440)   (13,640,426)      (25,000)
------------------------------------------------------------------------

   (221,709)     5,588,990    (7,428,696)    (8,708,996)    4,194,110
------------------------------------------------------------------------

   (192,294)     5,318,143    (7,832,129)   (10,985,759)    4,346,537


  7,467,386      2,149,243     9,719,808     20,705,567     3,377,042
------------------------------------------------------------------------
 $7,275,092     $7,467,386   $ 1,887,679     $9,719,808    $7,723,579
========================================================================

2000 Annual Report o Delaware Pooled Trust 109

Delaware Pooled Trust
Statements of Changes in Net Assets continued


                                                          Year                    Year             6/30/99*
                                                          Ended                   Ended               to
                                                         10/31/99               10/31/00           10/31/99
                                                         ---------------------------------------------------------------------------

                                                              The
                                                         Diversified Core         The                  The
                                                           Fixed Income         Balanced            Balanced
                                                             Portfolio          Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                  $  217,400             $  4,798,533        $  1,728,607
Net realized gain (loss) on investments
   and foreign currencies                                (110,961)             (18,731,821)        (11,596,969)
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies      54,734               10,949,837         (6,386,908)
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                              161,173               (2,983,451)         (16,255,270)
                                                       -----------------------------------------------------------------------------
Distributions to Shareholders:
From net investment income                               (229,412)              (2,707,507)                 --
In excess of net investment income                             --                       --                  --
From net realized gain on investments                    (120,000)                      --                  --
Return of capital                                              --                       --                  --
                                                       -----------------------------------------------------------------------------
                                                         (349,412)              (2,707,507)                 --
                                                       -----------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                      --               12,699,009         249,370,080
Net asset value of shares issued upon
   reinvestment of distributions                          349,412                2,707,507                  --
                                                       -----------------------------------------------------------------------------
                                                          349,412               15,406,516         249,370,080
Cost of shares repurchased                                     --              (70,896,951)        (20,996,202)
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                             349,412              (55,490,435)        228,373,878
                                                       -----------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                     161,173              (61,181,393)        212,118,608

Net Assets:
Beginning of period                                     3,215,869              212,118,608                  --
                                                       -----------------------------------------------------------------------------
End of period                                          $3,377,042             $150,937,215        $212,118,608
                                                       =============================================================================


* Date of commencement of operations.

See accompanying notes


110 Delaware Pooled Trust o 2000 Annual Report




  12/14/99*          Year         Year          Year                Year
     to             Ended        Ended          Ended               Ended
  10/31/00        10/31/00      10/31/99      10/31/00            10/31/99
--------------------------------------------------------------------------------


       The
  International        The          The           The                 The
   Large-Cap          Global       Global      International      International
    Equity            Equity       Equity         Equity             Equity
   Portfolio         Portfolio    Portfolio     Portfolio          Portfolio
--------------------------------------------------------------------------------

 $   41,997       $   56,241   $   60,805       $ 17,441,328      $ 13,990,210

      7,007           18,573       93,020         99,621,881        13,944,668

   (163,436)         (97,280)      62,938        (88,565,052)       48,653,905
--------------------------------------------------------------------------------

   (114,432)         (22,466)     216,763         28,498,157        76,588,783
--------------------------------------------------------------------------------


     (3,529)         (71,181)     (67,397)       (11,639,781)      (15,610,745)
         --               --           --                 --                --
         --          (78,519)     (39,019)        (6,439,028)               --
         --               --           --                 --                --
--------------------------------------------------------------------------------
     (3,529)        (149,700)    (106,416)       (18,078,809)      (15,610,745)
--------------------------------------------------------------------------------

  3,000,011                2           --        137,765,942       216,051,402

      3,529          149,700      106,416         16,895,439        14,126,837
--------------------------------------------------------------------------------
  3,003,540          149,702      106,416        154,661,381       230,178,239
         --               --           --       (440,057,681)      (86,741,658)
--------------------------------------------------------------------------------

  3,003,540          149,702      106,416       (285,396,300)      143,436,581
--------------------------------------------------------------------------------

  2,885,579          (22,464)     216,763       (274,976,952)      204,414,619


         --        3,309,317    3,092,554        820,643,600       616,228,981
--------------------------------------------------------------------------------
 $2,885,579       $3,286,853   $3,309,317       $545,666,648      $820,643,600
================================================================================



                                  2000 Annual Report o Delaware Pooled Trust 111

Delaware Pooled Trust
Statements of Changes in Net Assets continued


                                                               Year              Year                    Year
                                                              Ended             Ended                   Ended
                                                            10/31/00          10/31/99                10/31/00
                                                          --------------------------------------------------------------------------
                                                               The               The
                                                            Labor Select      Labor Select               The
                                                            International     International          International
                                                              Equity            Equity                 Small-Cap
                                                            Portfolio          Portfolio               Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $  2,171,599        $  2,410,112            $   76,484
Net realized gain (loss) on investments
   and foreign currencies                                    9,789,581           4,343,511               215,790
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies       (7,044,733)          3,614,010              (384,940)
                                                          --------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 4,916,447          10,367,633               (92,666)
                                                          --------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income                                  (3,181,899)         (2,374,430)              (10,588)
In excess of net investment income                                  --                  --                    --
From net realized gain on investments                       (3,829,012)           (297,145)              (33,882)
Return of capital                                                   --                  --                    --
                                                          --------------------------------------------------------------------------
                                                            (7,010,911)         (2,671,575)              (44,470)
                                                          --------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                   16,589,802          11,616,986                     3
Net asset value of shares issued upon
   reinvestment of distributions                             6,977,151           2,658,603                44,470
                                                          --------------------------------------------------------------------------
                                                            23,566,953          14,275,589                44,473
Cost of shares repurchased                                 (44,923,141)        (12,057,432)                   --
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                              (21,356,188)          2,218,157                44,473
                                                          --------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (23,450,652)          9,914,215               (92,663)

Net Assets:
Beginning of period                                        113,264,542         103,350,327             3,053,229
                                                          --------------------------------------------------------------------------
End of period                                             $ 89,813,890        $113,264,542            $2,960,566
                                                          ==========================================================================



* Date of commencement of operations.

See accompanying notes

112 Delaware Pooled Trust o 2000 Annual Report

                                           7/20/99*            Year               Year                Year                  Year
                                              to              Ended              Ended               Ended                 Ended
                                           10/31/99          10/31/00           10/31/99            10/31/00              10/31/99
------------------------------------------------------------------------------------------------------------------------------------

                                               The             The                 The                 The                  The
                                           International     Emerging            Emerging            Global                Global
                                             Small-Cap        Markets             Markets          Fixed Income         Fixed Income
                                             Portfolio       Portfolio          Portfolio           Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                           $   13,490        $  2,253,456        $   818,456        $ 31,953,281       $ 36,911,453

                                               28,537           1,487,370         (1,079,017)        (48,290,131)       (10,036,848)

                                               11,194         (20,512,895)         9,629,090         (37,056,515)       (42,187,937)
------------------------------------------------------------------------------------------------------------------------------------

                                               53,221         (16,772,069)         9,368,529         (53,393,365)       (15,313,332)
------------------------------------------------------------------------------------------------------------------------------------


                                                   --          (1,235,526)          (757,599)         (6,910,627)       (26,277,531)
                                                   --                  --                 --          (5,888,371)                --
                                                   --                  --                 --                  --         (7,312,894)
                                                   --                  --                 --          (9,314,740)                --
------------------------------------------------------------------------------------------------------------------------------------
                                                   --          (1,235,526)          (757,599)       (22,113,738)        (33,590,425)
------------------------------------------------------------------------------------------------------------------------------------


                                            3,000,008         100,459,209                 --          33,461,524         47,949,132

                                                   --           1,235,526            746,842          17,550,777         29,109,337
------------------------------------------------------------------------------------------------------------------------------------
                                            3,000,008         101,694,735            746,842          51,012,301         77,058,469
                                                   --         (11,502,731)          (594,092)       (206,010,504)       (69,100,110)
------------------------------------------------------------------------------------------------------------------------------------

                                            3,000,008          90,192,004            152,750        (154,998,203)         7,958,359
------------------------------------------------------------------------------------------------------------------------------------

                                            3,053,229          72,184,409          8,763,680        (230,505,306)       (40,945,398)


                                                   --          42,794,023         34,030,343         619,795,310        660,740,708
------------------------------------------------------------------------------------------------------------------------------------
                                           $3,053,229        $114,978,432        $42,794,023        $389,290,004       $619,795,310
====================================================================================================================================




                                  2000 Annual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year                 Year
                                                            Ended                 Ended
                                                           10/31/00             10/31/99
                                                        ------------------------------------------
                                                             The                  The
                                                        International         International
                                                        Fixed Income          Fixed Income
                                                          Portfolio             Portfolio
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                   $  4,067,115         $5,130,951
Net realized loss on investments
   and foreign currencies                                 (8,760,741)        (1,029,635)
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies     (5,684,412)        (7,028,113)
                                                        ------------------------------------------
Net decrease in net assets
   resulting from operations                             (10,378,038)        (2,926,797)
                                                        ------------------------------------------

Distributions to Shareholders:
From net investment income                                (3,074,804)        (3,852,952)
In excess of net investment income                          (514,959)                --
From net realized gain on investments                             --           (630,553)
Return of capital                                           (480,778)                --
                                                        ------------------------------------------
                                                          (4,070,541)        (4,483,505)
                                                        ------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                 20,376,856         14,381,982
Net asset value of shares issued upon
   reinvestment of distributions                           4,035,382          4,476,704
                                                        ------------------------------------------
                                                          24,412,238         18,858,686
Cost of shares repurchased                               (48,925,352)       (10,094,116)
                                                        ------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                            (24,513,114)         8,764,570
                                                        ------------------------------------------

Net Increase (Decrease) in Net Assets                    (38,961,693)         1,354,268

Net Assets:
Beginning of period                                       89,350,807         87,996,539
                                                        ------------------------------------------
End of period                                           $ 50,389,114        $89,350,807
                                                        ==========================================



See accompanying notes

114 Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                                                Year        Year        Year         Year        Year
                                                                Ended      Ended        Ended       Ended        Ended
                                                              10/31/00    10/31/99    10/31/98     10/31/97     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.260     $17.780      $18.530     $16.460      $14.660

Income from investment operations:
Net investment income(1)                                        0.267       0.311        0.308       0.381        0.440
Net realized and unrealized gain on investments                 0.592       0.629        2.022       3.599        2.960
                                                              -----------------------------------------------------------
Total from investment operations                                0.859       0.940        2.330       3.980        3.400
                                                              -----------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.310)     (0.320)      (0.380)     (0.410)      (0.440)
Distributions from net realized gain
   on investments                                              (1.439)     (2.140)      (2.700)     (1.500)      (1.160)
                                                              -----------------------------------------------------------
Total dividends and distributions                              (1.749)     (2.460)      (3.080)     (1.910)      (1.600)
                                                              -----------------------------------------------------------

Net asset value, end of period                                $15.370     $16.260      $17.780     $18.530      $16.460
                                                              ===========================================================
Total return(2)                                                 6.42%       5.43%       13.50%      26.73%       24.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $82,882    $141,410     $117,858     $81,102      $67,179
Ratio of expenses to average net assets                         0.68%       0.64%        0.68%       0.66%        0.67%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              0.75%       0.64%        0.71%       0.67%        0.70%
Ratio of net investment income to average
   net assets                                                   1.89%       1.84%        1.91%       2.15%        2.85%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.82%       1.84%        1.88%       2.14%        2.83%
Portfolio turnover                                                56%         96%          85%         73%          74%

--------------------------------------------------------------------------------
(1) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

2000 Annual Report o Delaware Pooled Trust  115

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Equity Income Portfolio
                                                            Year     6/30/99(1)
                                                            Ended        to
                                                          10/31/00    10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $7.910      $8.500

Income (loss) from investment operations:
Net investment income(2)                                    0.214       0.069
Net realized and unrealized gain (loss)
   on investments                                           0.243      (0.659)
                                                         ---------------------
Total from investment operations                            0.457      (0.590)
                                                         ---------------------
Less dividends and distributions:
Dividends from net investment income                       (0.117)         --
Distributions from net realized gain
   on investments                                              --          --
                                                         ---------------------
Total dividends and distributions                          (0.117)         --
                                                         ---------------------
Net asset value, end of period                           $  8.250      $7.910
                                                         =====================
Total return(3)                                             5.90%      (6.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $106,980    $144,281
Ratio of expenses to average net assets                     0.65%       0.71%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                 0.72%       0.76%
Ratio of net investment income to average
   net assets                                               2.83%       2.54%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                 2.76%       2.46%
Portfolio turnover                                            79%         87%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

116  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Equity Portfolio
                                                   Year      Year    9/15/98(1)
                                                  Ended      Ended       to
                                                10/31/00   10/31/99   10/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period             $9.070     $8.970     $8.500

Income (loss) from investment operations:
Net investment income(2)                          0.073      0.069      0.012
Net realized and unrealized gain (loss)
   on investments                                (0.530)     0.056      0.458
                                                 ----------------------------
Total from investment operations                 (0.457)     0.125      0.470
                                                 ----------------------------
Less dividends and distributions:
Dividends from net investment income             (0.073)    (0.025)        --
Distributions from net realized gain
   on investments                                    --         --         --
                                                 ----------------------------
Total dividends and distributions                (0.073)    (0.025)        --
                                                 ----------------------------
Net asset value, end of period                   $8.540     $9.070     $8.970
                                                 ============================
Total return(3)                                  (5.17%)     1.49%      5.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $2,031     $2,593     $2,112
Ratio of expenses to average net assets           0.68%      0.68%      0.68%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                       1.00%      1.29%      1.74%
Ratio of net investment income to average
   net assets                                     0.83%      0.78%      1.15%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                       0.51%      0.17%      0.09%
Portfolio turnover                                 148%        92%        53%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  117

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Select Equity Portfolio
                                                              Year    6/29/99(1)
                                                             Ended        to
                                                           10/31/00    10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.590      $8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                              0.277      (0.005)
Net realized and unrealized gain (loss)
   on investments                                           (0.117)      0.095
                                                            ------------------
Total from investment operations                             0.160       0.090
                                                            ------------------

Less dividends and distributions:
Dividends from net investment income                            --          --
Distributions from net realized gain
   on investments                                               --          --
                                                            ------------------
Total dividends and distributions                               --          --
                                                            ------------------
Net asset value, end of period                              $8.750      $8.590
                                                            ==================
Total return(3)                                              1.63%       1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $2,058      $4,709
Ratio of expenses to average net assets                      1.20%       1.20%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                  1.70%       1.66%
Ratio of net investment income (loss) to average
   net assets(4)                                             3.17%      (0.18%)
Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly(4)                               2.67%      (0.66%)
Portfolio turnover                                            326%        235%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) During the fiscal year ended October 31, 2000, The Select Equity Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

See accompanying notes

118  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio
                                                                     3/31/00(1)
                                                                          to
                                                                      10/31/00
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                                 (0.005)
Net realized and unrealized gain on investments                         0.275
                                                                      -------
Total from investment operations                                        0.270
                                                                      -------

Less dividends and distributions:
Dividends from net investment income                                       --
Distributions from net realized gain on investments                        --
                                                                      -------
Total dividends and distributions                                          --
                                                                      -------

Net asset value, end of period                                        $ 8.770
                                                                      =======
Total return(3)                                                         3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $13,139
Ratio of expenses to average
   net assets                                                           0.89%
Ratio of expenses to average
   net assets prior to expense limitation
   and expenses paid indirectly                                         1.10%
Ratio of net investment loss to average
   net assets                                                          (0.09%)
Ratio of net investment loss to average
   net assets prior to expense limitation and
   expenses paid indirectly                                            (0.30%)
Portfolio turnover                                                       138%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 Delaware Pooled Trust o 2000 Annual Report  119

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                                 Year       Year        Year        Year        Year
                                                                Ended      Ended       Ended        Ended       Ended
                                                              10/31/00    10/31/99    10/31/98    10/31/97     10/31/96
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.740      $7.460      $13.680     $14.570      $12.860

Income (loss) from investment operations:
Net investment income (loss)(1)                                (0.061)     (0.026)       0.011      (0.117)      (0.019)
Net realized and unrealized gain
   on investments                                               4.523       3.076        0.009       1.607        2.392
                                                              ----------------------------------------------------------
Total from investment operations                                4.462       3.050        0.020       1.490        2.373
                                                              ----------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                               --      (0.010)          --          --       (0.043)
Distributions from net realized gain
   on investments                                              (0.812)     (1.760)      (6.240)     (2.380)      (0.620)
                                                              ----------------------------------------------------------
Total dividends and distributions                              (0.812)     (1.770)      (6.240)     (2.380)      (0.663)
                                                              ----------------------------------------------------------
Net asset value, end of period                                $12.390      $8.740      $ 7.460     $13.680      $14.570
                                                              ==========================================================
Total return(2)                                                53.86%      48.72%        1.47%      11.84%       19.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 6,506      $6,949      $ 4,879     $10,317      $28,526
Ratio of expenses to average net assets                         0.92%       0.93%        0.59%       0.93%        0.90%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.04%       1.04%        1.71%       1.40%        1.01%
Ratio of net investment income (loss) to
   average net assets                                          (0.52%)     (0.34%)       0.13%      (0.29%)      (0.18%)
Ratio of net investment loss to average
   net assets prior to expense limitation and
   expenses paid indirectly                                    (0.64%)     (0.46%)      (0.99%)     (0.76%)      (0.29%)
Portfolio turnover                                               137%        129%         154%        117%          95%

--------------------------------------------------------------------------------
(1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

120  2000 Annual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio
                                                          Year        3/29/99(1)
                                                         Ended            to
                                                       10/31/00        10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                    $8.650          $8.500

Income from investment operations:
Net investment income(2)                                 0.106           0.063
Net realized and unrealized gain
   on investments                                        0.779           0.087
                                                        ----------------------
Total from investment operations                         0.885           0.150
                                                        ----------------------
Less dividends and distributions:
Dividends from net investment income                    (0.085)             --
Distributions from net realized gain
   on investments                                       (0.220)             --
                                                        ----------------------
Total dividends and distributions                       (0.305)             --
                                                        ----------------------
Net asset value, end of period                          $9.230          $8.650
                                                        ======================

Total return(3)                                         10.72%           1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $2,254          $2,035
Ratio of expenses to average net assets                  0.89%           0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                              1.24%           1.24%
Ratio of net investment income to average
   net assets                                            1.23%           1.16%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                              0.88%           0.80%
Portfolio turnover                                         90%             37%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 Delaware Pooled Trust o 2000 Annual Report  121

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


2000 Annual Report o Delaware Pooled Trust#

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                                Year        Year      9/15/98(1)
                                                               Ended       Ended          to
                                                             10/31/00     10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.190      $9.400       $8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.028)      0.004        0.019
Net realized and unrealized gain
   on investments                                               6.358       4.811        0.881
                                                              --------------------------------
Total from investment operations                                6.330       4.815        0.900
                                                              --------------------------------
Less dividends and distributions:
Dividends from net investment income                               --      (0.025)          --
Distributions from net realized gain
   on investments                                              (1.570)         --           --
                                                              --------------------------------
Total dividends and distributions                              (1.570)     (0.025)          --
                                                              --------------------------------
Net asset value, end of period                                $18.950     $14.190       $9.400
                                                              ================================
Total return(3)                                                47.57%      51.31%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $37,645      $6,181       $3,318
Ratio of expenses to average net assets                         0.85%       0.89%        0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.87%       1.19%        1.78%
Ratio of net investment income (loss) to
   average net assets                                          (0.15%)      0.03%        1.72%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                     (0.17%)     (0.28%)       0.83%
Portfolio turnover                                                70%         92%          98%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

122  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                                Year        Year     11/4/97(1)
                                                               Ended       Ended         to
                                                             10/31/00     10/31/99    10/31/98
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.190     $14.230      $16.340

Income (loss) from investment operations:
Net investment income(2)                                        0.592       0.687        0.749
Net realized and unrealized gain (loss)
   on investments                                               2.606      (0.957)      (2.739)
                                                              --------------------------------
Total from investment operations                                3.198      (0.270)      (1.990)
                                                              --------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.708)     (0.770)      (0.120)
Distributions from net realized gain
   on investments                                                  --          --           --
                                                              --------------------------------
Total dividends and distributions                              (0.708)     (0.770)      (0.120)
                                                              --------------------------------
Net asset value, end of period                                $15.680     $13.190      $14.230
                                                              ================================
Total return(3)                                                25.78%      (2.08%)     (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,161      $4,452       $5,763
Ratio of expenses to average net assets                         0.86%       0.86%        0.86%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.45%       1.48%        1.43%
Ratio of net investment income to
   average net assets                                           4.27%       4.52%        5.34%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                      3.68%       3.90%        4.77%
Portfolio turnover                                                32%         39%          54%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  123

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                                 Year      Year          Year       Year      3/12/96(1)
                                                                Ended      Ended        Ended       Ended         to
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.540     $10.180      $10.090     $10.010      $10.000

Income (loss) from investment operations:
Net investment income                                           0.613       0.604        0.593       0.605        0.386
Net realized and unrealized gain (loss)
   on investments                                               0.030      (0.480)       0.100       0.080        0.010
                                                               ---------------------------------------------------------
Total from investment operations                                0.643       0.124        0.693       0.685        0.396
                                                               ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.613)     (0.604)      (0.593)     (0.605)      (0.386)
Distributions from net realized gain
   on investments                                                  --      (0.160)      (0.010)     --           --
                                                               ---------------------------------------------------------
Total dividends and distributions                              (0.613)     (0.764)      (0.603)     (0.605)      (0.386)
                                                               ---------------------------------------------------------

Net asset value, end of period                                 $9.570     $ 9.540      $10.180     $10.090      $10.010
                                                               =========================================================
Total return(2)                                                 7.01%       1.26%        7.06%       7.09%        4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,995     $17,170      $30,211     $30,366      $10,518
Ratio of expenses to average
   net assets                                                   0.53%       0.54%        0.53%       0.53%        0.53%
Ratio of expenses to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     0.59%       0.77%        1.01%       0.84%        1.20%
Ratio of net investment income to average
   net assets                                                   6.46%       6.10%        5.86%       6.05%        6.14%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.40%       5.86%        5.38%       5.74%        5.47%
Portfolio turnover                                               125%        148%         181%        205%         232%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

124  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggregate Fixed Income Portfolio

                                                                Year       Year       12/29/97(1)
                                                                Ended      Ended          to
                                                              10/31/00    10/31/99     10/31/98
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.820      $9.130       $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.545       0.485        0.415
Net realized and unrealized gain (loss)
   on investments                                              (0.053)     (0.565)       0.215
                                                               -------------------------------
Total from investment operations                                0.492      (0.080)       0.630
                                                               -------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.442)     (0.190)          --
Distributions from net realized gain
   on investments                                                  --      (0.040)          --
                                                               -------------------------------
Total dividends and distributions                              (0.442)     (0.230)          --
                                                               -------------------------------
Net asset value, end of period                                 $8.870      $8.820       $9.130
                                                               ===============================
Total return(3)                                                 5.88%      (0.94%)       7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,275      $7,467       $2,149
Ratio of expenses to average net assets                         0.51%       0.59%        0.53%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.52%       0.67%        2.07%
Ratio of net investment income to average
   net assets                                                   6.34%       5.48%        5.62%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.33%       5.33%        4.08%
Portfolio turnover                                               165%        275%         438%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 2000 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

2000 Annual Report o Delaware Pooled Trust  125

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                                Year       Year         Year     12/2/96(1)
                                                                Ended      Ended        Ended        to
                                                              10/31/00   10/31/99     10/31/98    10/31/97
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.830     $10.070      $11.180     $10.000

Income (loss) from investment operations:
Net investment income(2)                                        0.868       1.080        0.993       0.788
Net realized and unrealized gain (loss)
   on investments                                              (0.488)     (1.140)      (0.925)      0.957
                                                               -------------------------------------------
Total from investment operations                                0.380      (0.060)       0.068       1.745
                                                               -------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (1.090)     (1.000)      (0.890)     (0.565)
Distributions from net realized gain
   on investments                                                  --      (0.180)      (0.288)         --
                                                               -------------------------------------------
Total dividends and distributions                              (1.090)     (1.180)      (1.178)     (0.565)
                                                               -------------------------------------------
Net asset value, end of period                                 $8.120      $8.830      $10.070     $11.180
                                                               ===========================================
Total return(3)                                                 4.02%      (1.05%)       0.30%      17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,888      $9,720      $20,706     $11,348
Ratio of expenses to average net assets                         0.59%       0.59%        0.59%       0.59%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.08%       0.78%        0.75%       0.79%
Ratio of net investment income to average
   net assets                                                   9.97%       9.25%        9.53%       9.05%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     9.48%       9.06%        9.37%       8.85%
Portfolio turnover                                               140%        455%         211%        281%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

126  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Diversified Core Fixed Income Portfolio

                                                                 Year       Year      12/29/97(1)
                                                                Ended       Ended         to
                                                              10/31/00    10/31/99     10/31/98
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.550      $9.110       $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.528       0.560        0.533
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.077      (0.130)       0.077
                                                               -------------------------------
Total from investment operations                                0.605       0.430        0.610
                                                               -------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.555)     (0.650)          --
Distributions from net realized gain
   on investments                                                  --      (0.340)          --
                                                               -------------------------------
Total dividends and distributions                              (0.555)     (0.990)          --
                                                               -------------------------------
Net asset value, end of period                                 $8.600      $8.550       $9.110
                                                               ===============================
Total return(3)                                                 7.59%       4.98%        7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,724      $3,377       $3,216
Ratio of expenses to average net assets                         0.54%       0.57%        0.57%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              0.61%       0.84%        1.74%
Ratio of net investment income
   to average net assets                                        6.35%       6.56%        7.12%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     6.28%       6.29%        5.95%
Portfolio turnover                                               143%        216%         312%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  127

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Balanced Portfolio
                                                             Year     6/30/99(1)
                                                            Ended         to
                                                           10/31/00    10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $  7.910    $  8.500

Income (loss) from investment operations:
Net investment income(2)                                     0.219       0.063
Net realized and unrealized loss
   on investments                                           (0.292)     (0.653)
                                                          ---------------------
Total from investment operations                            (0.073)     (0.590)
                                                          ---------------------
Less dividends and distributions:
Dividends from net investment income                        (0.107)         --
Distributions from net realized gain
   on investments                                               --          --
                                                          ---------------------
Total dividends and distributions                           (0.107)         --
                                                          ---------------------
Net asset value, end of period                            $  7.730    $  7.910
                                                          =====================
Total return(3)                                             (1.04%)     (6.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $150,937    $212,119
Ratio of expenses to average net assets                      0.66%       0.72%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                  0.72%       0.78%
Ratio of net investment income to average
   net assets                                                2.85%       2.30%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                  2.79%       2.20%
Portfolio turnover                                            148%        145%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

128  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio
                                                             12/14/99(1)
                                                                 to
                                                              10/31/00
------------------------------------------------------------------------
Net asset value, beginning of period                           $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.119
Net realized and unrealized loss
   on investments and foreign currencies                       (0.439)
                                                               ------
Total from investment operations                               (0.320)
                                                               ------
Less dividends and distributions:
Dividends from net investment income                           (0.010)
Distributions from net realized gain
   on investments                                                  --
                                                               ------
Total dividends and distributions                              (0.010)
                                                               ------
Net asset value, end of period                                 $8.170
                                                               ======
Total return(3)                                                (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,886
Ratio of expenses to average net assets                         0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.38%
Ratio of net investment income to average
   net assets                                                   1.62%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.20%
Portfolio turnover                                                 6%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  129

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                                 Year      Year          Year     10/15/97(1)
                                                                Ended      Ended        Ended         to
                                                              10/31/00    10/31/99     10/31/98    10/31/97
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.020      $8.720       $8.120      $8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.147       0.167        0.184       0.009
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.199)      0.433        0.486      (0.389)
                                                               -------------------------------------------
Total from investment operations                               (0.052)      0.600        0.670      (0.380)
                                                               -------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.194)     (0.190)      (0.070)         --
Distributions from net realized gain on investments            (0.214)     (0.110)          --          --
                                                               -------------------------------------------
Total dividends and distributions                              (0.408)     (0.300)      (0.070)         --
                                                               -------------------------------------------
Net asset value, end of period                                 $8.560      $9.020       $8.720      $8.120
                                                               ===========================================
Total return(3)                                                (0.81%)      7.11%        8.31%      (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,287      $3,309       $3,093      $2,855
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%       0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.30%       1.89%        2.31%       2.95%
Ratio of net investment income to average
   net assets                                                   1.69%       1.82%        2.10%       2.54%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.35%       0.89%        0.75%       0.55%
Portfolio turnover                                                34%         31%          47%          0%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

130  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                                                 Year     Year         Year         Year        Year
                                                                Ended     Ended        Ended        Ended       Ended
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 17.410    $ 15.870     $ 15.860    $ 14.780     $ 13.120

Income from investment operations:
Net investment income(1)                                        0.379       0.329        0.400       0.329        0.506
Net realized and unrealized gain
   on investments and foreign currencies                        0.216       1.596        0.370       1.271        1.794
                                                             ----------------------------------------------------------
Total from investment operations                                0.595       1.925        0.770       1.600        2.300
                                                             ----------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.235)     (0.385)      (0.610)     (0.520)      (0.490)
Distributions from net realized gain
   on investments                                              (0.130)         --       (0.150)         --       (0.150)
                                                             ----------------------------------------------------------
Total dividends and distributions                              (0.365)     (0.385)      (0.760)     (0.520)      (0.640)
                                                             ----------------------------------------------------------
Net asset value, end of period                               $ 17.640    $ 17.410     $ 15.870    $ 15.860     $ 14.780
                                                             ==========================================================
Total return(2)                                                 3.35%      12.31%        4.96%      11.01%       18.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $545,667    $820,644     $616,229    $500,196     $299,950
Ratio of expenses to average net assets                         0.90%       0.89%        0.91%       0.93%        0.89%
Ratio of net investment income to average
   net assets                                                   2.11%       1.91%        2.50%       2.21%        4.36%
Portfolio turnover                                                19%          6%           5%          8%           8%

--------------------------------------------------------------------------------
(1) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  131

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                                 Year       Year        Year        Year      12/19/95(1)
                                                                Ended      Ended        Ended       Ended         to
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.330    $ 13.320     $ 12.990     $11.690      $10.000

Income from investment operations:
Net investment income(2)                                        0.277       0.305        0.334       0.474        0.479
Net realized and unrealized gain
   on investments and foreign currencies                        0.175       1.057        0.444       1.346        1.311
                                                              ---------------------------------------------------------
Total from investment operations                                0.452       1.362        0.778       1.820        1.790
                                                              ---------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.392)     (0.312)      (0.448)     (0.520)      (0.100)
Distributions from net realized gain
   on investments                                              (0.470)     (0.040)          --          --           --
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.862)     (0.352)      (0.448)     (0.520)      (0.100)
                                                              ---------------------------------------------------------
Net asset value, end of period                                $13.920    $ 14.330     $ 13.320     $12.990      $11.690
                                                              =========================================================
Total return(3)                                                 3.07%      10.34%        6.18%      16.01%       17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $89,814    $113,265     $103,350     $50,896       23,154
Ratio of expenses to average net assets                         0.95%       0.83%        0.88%       0.89%        0.92%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.96%       0.83%        0.93%       1.06%        1.30%
Ratio of net investment income to average
   net assets                                                   1.96%       2.13%        2.46%       2.37%        6.64%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.95%       2.13%        2.41%       2.20%        6.26%
Portfolio turnover                                                20%         12%           2%         11%           7%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

132  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio
                                                              Year    7/20/99(1)
                                                             Ended        to
                                                           10/31/00    10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.650      $8.500

Income (loss) from investment operations:
Net investment income(2)                                     0.214       0.039
Net realized and unrealized gain (loss)
   on investments and foreign currencies                    (0.478)      0.111
                                                            ------------------
Total from investment operations                            (0.264)      0.150
                                                            ------------------
Less dividends and distributions:
Dividends from net investment income                        (0.030)         --
Distributions from net realized gain
   on investments                                           (0.096)         --
                                                            ------------------
Total dividends and distributions                           (0.126)         --
                                                            ------------------
Net asset value, end of period                              $8.260      $8.650
                                                            ==================
Total return(3)                                             (2.96%)      1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $2,961      $3,053
Ratio of expenses to average net assets                      1.20%       1.25%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                  1.36%       1.28%
Ratio of net investment income to average
   net assets                                                2.58%       1.55%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                  2.42%       1.45%
Portfolio turnover                                             23%         15%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  133

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                                 Year       Year         Year    4/14/97(1)
                                                                Ended       Ended       Ended        to
                                                              10/31/00    10/31/99     10/31/98   10/31/97
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  7.280     $ 5.840      $ 9.200     $10.000

Income (loss) from investment operations:
Net investment income(2)                                        0.160       0.138        0.153       0.028
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.326)      1.432       (3.348)     (0.828)
                                                             ----------------------------------------------
Total from investment operations                               (0.166)      1.570       (3.195)     (0.800)
                                                             ----------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.104)     (0.130)      (0.025)         --
Distributions from net realized gain
   on investments                                                  --          --       (0.140)         --
                                                             ----------------------------------------------
Total dividends and distributions                              (0.104)     (0.130)      (0.165)         --
                                                             ----------------------------------------------
Net asset value, end of period                               $  7.010     $ 7.280      $ 5.840     $ 9.200
                                                             ==============================================
Total return(3)                                                (2.40%)     27.63%      (35.30%)     (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $114,978     $42,794      $34,030     $18,565
Ratio of expenses to average net assets                         1.17%       1.31%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.17%       1.35%        1.69%       2.02%
Ratio of net investment income to average
   net assets                                                   1.93%       2.13%        1.98%       0.74%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     1.93%       2.08%        1.84%       0.27%
Portfolio turnover                                                20%         23%          39%         46%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

134  2000 Annual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                                 Year      Year        Year         Year        Year
                                                                Ended      Ended       Ended        Ended       Ended
                                                              10/31/00   10/31/99     10/31/98    10/31/97     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.260    $ 11.060     $ 11.220    $ 11.620     $ 11.040

Income (loss) from investment operations:
Net investment income(1)                                        0.548       0.606        0.610       0.721        0.777
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (1.498)     (0.851)       0.037      (0.116)       0.725
                                                             -----------------------------------------------------------
Total from investment operations                               (0.950)     (0.245)       0.647       0.605        1.502
                                                             -----------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.114)     (0.433)      (0.630)     (0.835)      (0.720)
In excess of net investment income                             (0.096)         --           --          --           --
Distributions from net realized gain
   on investments                                                  --      (0.122)      (0.177)     (0.170)      (0.202)
Return of capital                                              (0.150)         --           --          --           --
                                                             -----------------------------------------------------------
Total dividends and distributions                              (0.360)     (0.555)      (0.807)     (1.005)      (0.922)
                                                             -----------------------------------------------------------
Net asset value, end of period                               $  8.950    $ 10.260     $ 11.060    $ 11.220     $ 11.620
                                                             ===========================================================
Total return(2)                                                (9.51%)     (2.33%)       6.28%       5.59%       16.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $389,290    $619,795     $660,741    $431,076     $252,068
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.71%       0.62%        0.62%       0.65%        0.66%
Ratio of net investment income to
   average net assets                                           5.71%       5.68%        5.71%       6.28%        8.52%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                      5.60%       5.66%        5.69%       6.23%        8.46%
Portfolio turnover                                                53%        101%         131%        114%          63%

--------------------------------------------------------------------------------
(1) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                                 2000 Annual Report o Delaware Pooled Trust  135

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                                 Year      Year         Year      4/11/97(1)
                                                                Ended     Ended         Ended         to
                                                              10/31/00   10/31/99     10/31/98    10/31/97
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.910     $10.750      $10.660     $10.000

Income (loss) from investment operations:
Net investment income(2)                                        0.469       0.564        0.558       0.236
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (1.752)     (0.877)       0.045       0.474
                                                              --------------------------------------------
Total from investment operations                               (1.283)     (0.313)       0.603       0.710
                                                              --------------------------------------------
Less dividends and distributions:
Dividends from net investment income                           (0.400)     (0.450)      (0.492)     (0.050)
In excess of net investment income                             (0.067)         --           --          --
Distributions from net realized gain
   on investments                                                  --      (0.077)      (0.021)         --
Return of capital                                              (0.050)         --           --          --
                                                              --------------------------------------------
Total dividends and distributions                              (0.517)     (0.527)      (0.513)     (0.050)
                                                              --------------------------------------------
Net asset value, end of period                                $ 8.110      $9.910      $10.750     $10.660
                                                              ============================================
Total return(3)                                               (13.54%)     (2.96%)       5.96%       7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $50,389     $89,351      $87,997     $33,734
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.69%       0.64%        0.67%       0.86%
Ratio of net investment income to average
   net assets                                                   5.26%       5.48%        5.47%       6.05%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     5.17%       5.44%        5.40%       5.79%
Portfolio turnover                                                82%        127%         104%        145%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

136  Delaware Pooled Trust o 2000 Annual Report

Delaware Pooled Trust
Notes to Financial Statements
October 31, 2000

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 24 separate Portfolios (collectively, the "Portfolios" and individually a "Portfolio"). The Large-Cap Value Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Equity Income Portfolio, The Core Equity Portfolio, The Select Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Balanced Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio had commenced operations prior to October 31, 2000. These financial statements and related notes pertain to all the portfolios with the exception of The Large-Cap Growth Equity Portfolio and The Real Estate Investment Trust Portfolio, which are included in separate reports. Each Portfolio is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended except for The Select Equity, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Equity Income Portfolio is to seek the highest possible current income.

The investment objective of The Core Equity Portfolio is to seek capital appreciation and income.

The investment objective of The Select Equity Portfolio is to seek to maximize long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek to maximum long-term capital growth.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek to achieve maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Aggregate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Diversified Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Balanced Portfolio is to seek a balance of capital appreciation, income and preservation of capital.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

                                  2000 Annual Report o Delaware Pooled Trust 137

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Federal Income Taxes--Each Portfolio intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allo cated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. During the fiscal year ended October 31, 2000, The Select Equity Portfolio received a non-cash dividend of approximately $79,000 as a result of a corporate action of an investment held by the Portfolio. The dividend was recorded on the basis of the fair market value of the securities received on the date of distribution. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all

138 Delaware Pooled Trust o 2000 Annual Report non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare and distribute dividends monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios expect to declare and distribute dividends quarterly. The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Balanced, The International Large-Cap Equity, The Global Equity, The International Equity, The International Small-Cap and The Emerging Markets Portfolios expect to declare and distribute dividends, if any, annually. Net capital gains for all Portfolios, if any, will be distributed annually.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses and credits for the periods ended October 31, 2000 were as follows:
                                                        Commission     Earnings
                                                      Reimbursements   Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       $2,413        $771
The Equity Income Portfolio                                 2,583         308
The Core Equity Portfolio                                      50         110
The Select Equity Portfolio                                    58          --
The All-Cap Growth Equity Portfolio                           130         600
The Mid-Cap Growth Equity Portfolio                           170         189
The Small-Cap Value Equity Portfolio                           48          15
The Small-Cap Growth Equity Portfolio                         477         283
The Real Estate Investment Trust Portfolio II                  62          47
The Intermediate Fixed Income Portfolio                       310          --
The Aggregate Fixed Income Portfolio                          166         292
The High-Yield Bond Portfolio                                 138         563
The Diversified Core Fixed Income Portfolio                   108         484
The Balanced Portfolio                                      3,873       9,278
The International Large-Cap Equity Portfolio                   60          --
The Global Equity Portfolio                                    77          96
The International Equity Portfolio                         19,017           6
The Labor Select International Equity Portfolio             2,548         713
The International Small-Cap Portfolio                          68          93
The Emerging Markets Portfolio                              2,650       3,730
The Global Fixed Income Portfolio                          12,870       2,338
The International Fixed Income Portfolio                    1,777          --
================================================================================

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, Delaware Management Company (DMC), the investment manager of The Large-Cap Value Equity Portfolio, The Equity Income Portfolio, The Core Equity Portfolio, The Select Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio and The Balanced Portfolio and Delaware International Advisers Ltd. (DIAL), the investment manager of The International Large-Cap Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated on the net assets of each Portfolio.

                                  2000 Annual Report o Delaware Pooled Trust 139

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to The Real Estate Investment Trust Portfolio II. DIAL furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of the portfolio. DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed a specified percentage of net assets through April 30, 2001.

The management fee rates and the operating expense limitation rates in effect for the periods ended October 31, 2000 are as follows:

                                                                                          Operating Expense
                                                             Management                     Limitation as
                                                         fee as a percentage                 a percentage
                                                           of average daily                of average daily
                                                        net assets (per annum)           net assets (per annum)
----------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            0.55%                            0.68%
The Equity Income Portfolio                                     0.55%                            0.68%
The Core Equity Portfolio                                       0.55%                            0.68%
The Select Equity Portfolio                                     1.00%                            1.20%
The All-Cap Growth Equity Portfolio                             0.75%                            0.89%
The Mid-Cap Growth Equity Portfolio                             0.75%                            0.93%
The Small-Cap Value Equity Portfolio                            0.75%                            0.89%
The Small-Cap Growth Equity Portfolio                           0.75%                            0.89%
The Real Estate Investment Trust Portfolio II                   0.75%                            0.86%
The Intermediate Fixed Income Portfolio                         0.40%                            0.53%
The Aggregate Fixed Income Portfolio                            0.40%                            0.53%
The High-Yield Bond Portfolio                                   0.45%                            0.59%
The Diversified Core Fixed Income Portfolio                     0.43%                            0.57%
The Balanced Portfolio                                          0.55%                            0.68%
The International Large-Cap Equity Portfolio                    0.75%                            0.96%
The Global Equity Portfolio                                     0.75%                            0.96%
The International Equity Portfolio                              0.75%                            0.96%
The Labor Select International Equity Portfolio                 0.75%                            0.96%
The International Small-Cap Portfolio                           1.00%                            1.20%
The Emerging Markets Portfolio                                  1.00%                            1.55%
The Global Fixed Income Portfolio                               0.50%                            0.60%
The International Fixed Income Portfolio                        0.50%                            0.60%
================================================================================================================

140 Delaware Pooled Trust o 2000 Annual Report

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Portfolio pays DSC a monthly fee based on average net assets, subject to certain minimums.

On October 31, 2000, the Trust had liabilities payable to affiliates as follows:

                                                                              Dividend
                                                                             disbursing,
                                                                              transfer
                                                                             agent fees,
                                                                             accounting
                                                    Investment Management     fees and          Other expenses
                                                         fee payable to     other expenses      payable to DMC
                                                         DMC or DIAL        payable to DSC      and affiliates
---------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      $24,561              $3,367              $24,603
The Equity Income Portfolio                                47,203               4,548               11,530
The Core Equity Portfolio                                     831                 172                  536
The Select Equity Portfolio                                 1,289                  93                  530
The All-Cap Growth Equity Portfolio                        30,144               2,871                2,847
The Mid-Cap Growth Equity Portfolio                         3,431                 543                2,655
The Small-Cap Value Equity Portfolio                        1,317                 142                  616
The Small-Cap Growth Equity Portfolio                      19,536               1,657                5,366
The Real Estate Investment Trust Portfolio II               1,369                 179                1,405
The Intermediate Fixed Income Portfolio                     3,467                 590                3,922
The Aggregate Fixed Income Portfolio                           --                 408                1,244
The High-Yield Bond Portfolio                                  --                 219                1,417
The Diversified Core Fixed Income Portfolio                 2,810                 419                1,211
The Balanced Portfolio                                         --               6,727               16,620
The International Large-Cap Equity Portfolio                8,531                 211                1,565
The Global Equity Portfolio                                    --                 275                1,203
The International Equity Portfolio                          7,870              21,269               78,920
The Labor Select International Equity Portfolio            53,006               4,087               12,912
The International Small-Cap Portfolio                         849                 138                  633
The Emerging Markets Portfolio                             98,683               5,368               12,989
The Global Fixed Income Portfolio                          45,532              22,632               57,477
The International Fixed Income Portfolio                   7,993                2,470                6,578
===============================================================================================================


Certain officers of DMC, DSC and DIAL are officers, trustees and/or employees of the Trust. These officers, trustees and employees are paid no compensation by the Trust.

                                  2000 Annual Report o Delaware Pooled Trust 141

3. Investments

During the periods ended October 31, 2000, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                        Purchases         Sales
-------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $57,591,669     $113,547,007
The Equity Income Portfolio                            86,257,907      124,998,249
The Core Equity Portfolio                               3,051,191        3,447,046
The Select Equity Portfolio                             8,154,514       10,827,194
The All-Cap Growth Equity Portfolio                    19,920,529        7,756,975
The Mid-Cap Growth Equity Portfolio                     9,630,732       13,264,703
The Small-Cap Value Equity Portfolio                    1,796,218        1,773,427
The Small-Cap Growth Equity Portfolio                  41,406,950       13,336,541
The Real Estate Investment Trust Portfolio II             883,249        3,390,850
The Intermediate Fixed Income Portfolio                 9,726,490       17,926,127
The Aggregate Fixed Income Portfolio                    7,557,594        6,434,246
The High-Yield Bond Portfolio                           7,615,576       15,348,256
The Diversified Core Fixed Income Portfolio             6,630,978        2,726,418
The Balanced Portfolio                                196,483,922      245,535,861
The International Large-Cap Equity Portfolio            3,112,327          141,386
The Global Equity Portfolio                             1,157,852        1,097,165
The International Equity Portfolio                    152,272,919      416,532,631
The Labor Select International Equity Portfolio        21,403,215       42,924,086
The International Small-Cap Portfolio                     728,943          646,187
The Emerging Markets Portfolio                        109,156,800       20,838,633
The Global Fixed Income Portfolio                     257,435,367      359,567,076
The International Fixed Income Portfolio               55,028,135       70,207,758
=====================================================================================

At October 31, 2000, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:


                                                                                                                  Net
                                                         Cost             Aggregate          Aggregate         unrealized
                                                          of             unrealized         unrealized        appreciation
                                                      Investments       appreciation       depreciation      (depreciation)
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $77,153,835       $12,276,556        $(5,420,071)        $6,856,485
The Equity Income Portfolio                           103,293,329        13,345,033         (5,203,064)         8,141,969
The Core Equity Portfolio                               2,018,857           190,512          (125,164)             65,348
The Select Equity Portfolio                             2,029,739           167,697           (128,651)            39,046
The All-Cap Growth Equity Portfolio                    12,194,111         1,768,889           (507,174)         1,261,715
The Mid-Cap Growth Equity Portfolio                     4,586,075         2,406,537           (295,610)         2,110,927
The Small-Cap Value Equity Portfolio                    2,056,536           305,825           (100,505)           205,320
The Small-Cap Growth Equity Portfolio                  32,745,053         7,363,301         (2,469,809)         4,893,492
The Real Estate Investment Trust Portfolio II           1,990,338           232,300            (50,818)           181,482
The Intermediate Fixed Income Portfolio                 8,466,886            57,589           (119,914)           (62,325)
The Aggregate Fixed Income Portfolio                    7,374,411            87,282            (33,089)            54,193
The High-Yield Bond Portfolio                           1,832,649             7,188           (142,895)          (135,707)
The Diversified Core Fixed Income Portfolio             7,578,031            86,801           (167,349)           (80,548)
The Balanced Portfolio                                150,064,096         9,485,323         (5,645,486)         3,839,837
The International Large-Cap Equity Portfolio            3,054,270           151,249           (313,389)          (162,140)
The Global Equity Portfolio                             3,347,041           373,041           (432,605)           (59,564)
The International Equity Portfolio                    534,685,821        75,343,191         (63,464,319)       11,878,872
The Labor Select International Equity Portfolio        87,796,892        14,545,343         (12,874,239)        1,671,104
The International Small-Cap Portfolio                   3,291,016           262,278            (635,546)         (373,268)
The Emerging Markets Portfolio                        144,466,512         2,519,639         (33,440,880)      (30,921,241)
The Global Fixed Income Portfolio                     448,870,290           537,089         (66,009,285)      (65,472,196)
The International Fixed Income Portfolio               59,381,664            46,569          (9,995,534)       (9,948,965)
==============================================================================================================================

142 Delaware Pooled Trust o 2000 Annual Report

For federal income tax purposes, each Portfolio listed below had accumulated capital losses at October 31, 2000, which may be carried forward and applied against future capital gains, as follows:

                                                          Year of          Year of          Year of
                                                         Expiration      Expiration        Expiration
                                                           2006             2007              2008              Total
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     $     --       $       --         $ 7,849,975       $ 7,849,975
The Equity Income Portfolio                                    --           843,355         18,339,442        19,182,797
The Core Equity Portfolio                                   5,571            20,363             94,969           120,903
The All-Cap Growth Equity Portfolio                            --                --            839,442           839,442
The Small-Cap Value Equity Portfolio                           --                --             43,340            43,340
The Small-Cap Growth Equity Portfolio                          --                --            851,478           851,478
The Real Estate Investment Trust Portfolio II             197,435           440,827            459,684         1,097,946
The Intermediate Fixed Income Portfolio                        --            88,867            482,193           571,060
The Aggregate Fixed Income Portfolio                           --           172,214            358,838           531,052
The High Yield Bond Portfolio                                  --         2,067,829          1,887,452         3,955,281
The Balanced Portfolio                                         --        11,463,551         18,142,143        29,605,694
The Emerging Markets Portfolio                                 --           682,893                 --           682,893
The Global Fixed Income Portfolio                              --         4,384,786         13,425,336        17,810,122
The International Fixed Income Portfolio                       --           836,557          2,024,707         2,861,264
=========================================================================================================================

4. Capital Shares

Transactions in capital shares were as follows:

                                                                        Shares issued                          Net
                                                          Shares      upon reinvestment     Shares           increase
Periods ended October 31, 2000*:                           sold       of distributions    repurchased       (decrease)
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      815,080          879,685        (4,999,920)      (3,305,155)
The Equity Income Portfolio                             1,884,349          263,830        (7,435,099)      (5,286,920)
The Core Equity Portfolio                                      --            2,367           (50,253)         (47,886)
The Select Equity Portfolio                                    --               --          (312,854)        (312,854)
The All-Cap Growth Equity Portfolio                     1,498,152               --                --        1,498,152
The Mid-Cap Growth Equity Portfolio                        48,319           63,391          (381,292)        (269,582)
The Small-Cap Value Equity Portfolio                          --             8,860                --            8,860
The Small-Cap Growth Equity Portfolio                   1,539,817           45,744           (34,849)       1,550,712
The Real Estate Investment Trust Portfolio II                  --           19,604          (219,306)        (199,702)
The Intermediate Fixed Income Portfolio                    43,164           55,117        (1,061,561)        (963,280)
The Aggregate Fixed Income Portfolio                       25,443           44,991           (97,420)         (26,986)
The High-Yield Bond Portfolio                                  --           92,100          (960,193)        (868,093)
The Diversified Core Fixed Income Portfolio               478,469          27,492             (2,917)         503,044
The Balanced Portfolio                                  1,650,425          352,081        (9,275,322)      (7,272,816)
The International Large-Cap Equity Portfolio              352,943              396                --          353,339
The Global Equity Portfolio                                   --            17,012                --           17,012
The International Equity Portfolio                     7,661,597           925,270       (24,809,029)     (16,222,162)
The Labor Select International Equity Portfolio         1,206,165          491,153        (3,149,617)      (1,452,299)
The International Small-Cap Portfolio                          --            5,276                --            5,276
The Emerging Markets Portfolio                         11,808,000          144,001        (1,436,571)      10,515,430
The Global Fixed Income Portfolio                       3,437,292        1,797,912       (22,145,312)     (16,910,108)
The International Fixed Income Portfolio                2,185,875          439,239        (5,426,479)      (2,801,365)
=========================================================================================================================

                                  2000 Annual Report o Delaware Pooled Trust 143

                                                                       Shares issued                       Net
                                                          Shares      upon reinvestment    Shares         increase
Periods ended October 31, 1999**:                          sold       of distributions   repurchased     (decrease)
-----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    2,060,910         998,390         (988,742)      2,070,558
The Equity Income Portfolio                            19,392,311              --       (1,145,488)     18,246,823
The Core Equity Portfolio                                  49,966             615             (125)         50,456
The Select Equity Portfolio                               548,149              --               --         548,149
The Mid-Cap Growth Equity Portfolio                        73,038         188,392         (121,166)        140,264
The Small-Cap Value Equity Portfolio                      235,295              --               --         235,295
The Small-Cap Growth Equity Portfolio                      81,809             834               --          82,643
The Real Estate Investment Trust Portfolio II                  --          22,823          (90,192)        (67,369)
The Intermediate Fixed Income Portfolio                    41,444         138,576       (1,348,122)     (1,168,102)
The Aggregate Fixed Income Portfolio                      616,362          17,921          (22,632)        611,651
The High-Yield Bond Portfolio                             261,289         247,603       (1,463,703)       (954,811)
The Diversified Core Fixed Income Portfolio                    --          41,846              --           41,846
The Balanced Portfolio                                 29,390,669              --       (2,590,454)     26,800,215
The Global Equity Portfolio                                    --          12,189               --          12,189
The International Equity Portfolio                     12,404,247         865,759       (4,960,935)      8,309,071
The Labor Select International Equity Portfolio           820,282         192,603         (864,637)        148,248
The International Small-Cap Portfolio                     352,942              --               --         352,942
The Emerging Markets Portfolio                                 --         136,784          (82,742)         54,042
The Global Fixed Income Portfolio                       4,473,109       2,709,548       (6,523,752)        658,905
The International Fixed Income Portfolio                1,397,912         433,707       (1,004,754)        826,865
=======================================================================================================================

*The All-Cap Growth Equity Portfolio commenced operations on 3/31/00 and The International Large-Cap Equity Portfolio commenced operations on 12/14/99.

**The Small-Cap Value Equity Portfolio commenced operations on 3/29/99, The Select Equity Portfolio commenced operations on 6/29/99, The Equity Income Portfolio and The Balanced Portfolio commenced operations on 6/30/99 and The International Small-Cap Portfolio commenced operations on 7/20/99.

5. Lines of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Portfolios had no amounts outstanding at October 31, 2000, or at any time during the period.

6. Foreign Exchange Contracts

The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities they already own denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

144 Delaware Pooled Trust o 2000 Annual Report

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts do not eliminate fluctuations in the underlying prices of the securities, but do establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency exchange contracts outstanding at October 31, 2000.

7. Futures Contracts

Certain Portfolios may invest in financial futures contracts for the primary purpose of hedging their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2000 were as follows:

The Balanced Portfolio

Contracts to buy (sell)                           Notional cost amount   Expiration date    Unrealized loss
-------------------------------------------------------------------------------------------------------------
(5) U.S. Treasury 10 year notes                        $ (500,746)           12/00             ($2,773)
10 U.S. Treasury 10 year notes                          1,012,883            12/00              (5,852)
20 U.S. Treasury 5 year notes                           2,013,890            12/00                (140)
=============================================================================================================

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The "Notional cost amount" presented above represents the Portfolio's total exposure in such contracts, whereas only the net unrealized gain (loss) is reflected in the Portfolio's net assets.

8. Options Written

During the year ended October 31, 2000, The Diversified Core Fixed Income Portfolio entered into options contracts in accordance with its investment objectives. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

                                  2000 Annual Report o Delaware Pooled Trust 145

Transactions in options written during the year ended October 31, 2000 for The Diversified Core Fixed Income Portfolio, were as follows:

                                                       Number     Premiums
                                                    of Contracts  Received
--------------------------------------------------------------------------------
Options outstanding at October 31, 1999                   25     $  39,968
Options written                                          475       336,791
Options terminated in closing purchase transaction      (500)     (376,759)
                                                       -----     ---------
Options outstanding at October 31, 2000                   --          --
================================================================================

9. Credit and Market Risk

Some countries in which The International Large-Cap Equity, The Global Equity, The International Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities are generally more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Balanced Portfolios may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and may result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of their total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Equity Income, The Core Equity, The Select Equity, The All-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The International Large-Cap Equity, The Global Equity, The Labor Select International Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest no more than 15% of total assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect the Portfolio's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of their assets in small or medium-sized companies and may be subject to certain risks associated with ownership of securities of small and medium-sized companies. Investments in smaller companies may be more volatile than investments in larger companies because of the limited financial resources of small and medium-sized companies or their dependence on narrow products lines.

146 Delaware Pooled Trust o 2000 Annual Report

The Real Estate Investment Portfolio II concentrates its investments in the real estate industry and may be subject to certain risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

10. Securities Lending

The Portfolios may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at October 31, 2000 were as follows:


                                                      Market value                     Income earned
                                                      of securites     Market value    for the year
                                                        on loan       of collateral    ended 10/31/00*
--------------------------------------------------------------------------------------------------------
The International Equity Portfolio                    $33,865,218      $35,713,779        $289,373
The Labor Select International Equity Portfolio         6,604,301        6,976,257          30,945
The Global Fixed Income Portfolio                      77,056,928       80,909,775         134,181
========================================================================================================

*Included in interest income on the Statements of Operations.


                                  2000 Annual Report o Delaware Pooled Trust 147

11. Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2000, each Portfolio designates distributions paid during the year as follows:

                                                    (A)            (B)
                                                 Long-Term       Ordinary          (C)            (D)
                                               Capital Gains      Income         Return         Total            (E)
                                               Distributions   Distributions    of Capital    Distribution     Qualifying
                                                (Tax Basis)     (Tax Basis)    (Tax Basis)     (Tax Basis)     Dividends(1)
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 74%            26%            --             100%            100%
The Equity Income Portfolio                          --            100%            --             100%             75%
The Core Equity Portfolio                            --            100%            --             100%            100%
The Select Equity Portfolio                          --             --             --              --              --
The All-Cap Growth Equity Portfolio                  --             --             --              --              --
The Mid-Cap Growth Equity Portfolio                  95%             5%            --             100%              1%
The Small-Cap Value Equity Portfolio                 --            100%            --             100%            100%
The Small-Cap Growth Equity Portfolio                 5%            95%            --             100%             --
The Real Estate Investment Trust Portfolio II        --            100%            --             100%             --
The Intermediate Fixed Income Portfolio              --            100%            --             100%             --
The Aggregate Fixed Income Portfolio                 --            100%            --             100%             --
The High-Yield Bond Portfolio                        --            100%            --             100%              4%
The Diversified Core Fixed Income Portfolio          --            100%            --             100%             --
The Balanced Portfolio                               --            100%            --             100%             26%
The International Large-Cap Equity Portfolio         --            100%            --             100%             --
The Global Equity Portfolio                          52%            48%            --             100%             45%
The International Equity Portfolio                   36%            64%            --             100%             --
The Labor Select International Equity Portfolio      55%            45%            --             100%             --
The International Small-Cap Portfolio                --            100%            --             100%             --
The Emerging Markets Portfolio                       --            100%            --             100%             --
The Global Fixed Income Portfolio                    --             58%            42%            100%             --
The International Fixed Income Portfolio             --             88%            12%            100%             --
==============================================================================================================================

(A) (B) and (C) are based on a percentage of the portfolio's total distributions. Item (E) is based on a percentage of ordinary income of the portfolio. (1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

148 Delaware Pooled Trust o 2000 Annual Report

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                                                                The Labor Select
                                The International Equity Portfolio       International Equity Portfolio
                                ----------------------------------       -------------------------------
                                     Gross          Foreign                   Gross          Foreign
                                    Dividend      Taxes Paid                 Dividend       Taxes Paid
Country                            Per Share       Per Share                 Per Share       Per Share
---------------------------------------------------------------------------------------------------------
Australia                           $0.1380         $0.0071                   $0.0952         $0.0042
Belgium                              0.0138          0.0021                    0.0112          0.0017
Germany                              0.0463          0.0046                    0.0363          0.0036
France                               0.0706          0.0108                    0.0477          0.0074
Hong Kong                            0.0470              --                        --             --
Japan                                0.0247          0.0037                    0.0198          0.0030
Malaysia                             0.0058              --                        --              --
Netherlands                          0.0548          0.0082                    0.0319          0.0048
New Zealand                          0.0414          0.0062                    0.0321          0.0048
Singapore                            0.0031              --                        --              --
Spain                                0.0320          0.0048                    0.0358          0.0054
South Africa                         0.0152              --                        --              --
United Kingdom                       0.3902          0.0312                    0.2655          0.0209
United States                        0.0182              --                        --              --
========================================================================================================

                                  2000 Annual Report o Delaware Pooled Trust 149

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Equity Income Portfolio, The Core Equity Portfolio, The Select Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Balanced Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (the "Portfolios") (each a series of Delaware Pooled Trust) as of October 31, 2000, and the statements of assets and liabilities of The Select Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Intermediate Fixed Income Portfolio, and The High Yield Bond Portfolio as of October 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios at October 31, 2000, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP
                                              ----------------------------------


Philadelphia, Pennsylvania
December 8, 2000

150 Delaware Pooled Trust o 2000 Annual Report

Fund Officers and Portfolio Managers

Charles E. Haldeman, Jr.                                       Roger A. Early
President and Chief Executive Officer                          Senior Vice President and Senior Portfolio Manager
Delaware Management Holdings, Inc.
                                                               John B. Fields
Wayne A. Stork                                                 Senior Vice President and Senior Portfolio Manager
Chairman
Delaware Investments Family of Funds                           Gerald S. Frey
                                                               Senior Vice President and Senior Portfolio Manager
David K. Downes
President and Chief Executive Officer                          Clive A. Gillmore
Delaware Investments Family of Funds                           Director and Senior Portfolio Manager
                                                               Delaware International Advisers Ltd.
David A. Tilles
Managing Director and Chief Investment Officer                 Paul C. Grillo, Jr.
Delaware International Advisers Ltd.                           Vice President and Portfolio Manager

Robert Akester                                                 Gavin A. Hall
Senior Portfolio Manager                                       Senior Portfolio Manager
Delaware International Advisers Ltd.                           Delaware International Advisers Ltd.

Peter C. Andersen                                              John A. Heffern
Senior Vice President and Senior Portfolio Manager             Vice President and Portfolio Manager

Damon J. Andres                                                John Kirk
Vice President and Portfolio Manager                           Director and Senior Portfolio Manager
                                                               Delaware International Advisers Ltd.
Robert L. Arnold
Vice President and Senior Portfolio Manager                    Nigel G. May
                                                               Director and Senior Portfolio Manager
Fiona Barwick                                                  Delaware International Advisers Ltd.
Senior Portfolio Manager
Delaware International Advisers Ltd.                           Francis X. Morris
                                                               Vice President and Senior Portfolio Manager
Marshall T. Bassett
Vice President and Portfolio Manager                           Christopher A. Moth
                                                               Director and Senior Portfolio Manager
Joanna Bates                                                   Delaware International Advisers Ltd.
Senior Portfolio Manager
Delaware International Advisers Ltd.                           Thomas J. Trotman
                                                               Vice President and Portfolio Manager
Christopher S. Beck
Vice President and Senior Portfolio Manager                    Custodian
                                                               The Chase Manhattan Bank
Stephen R. Cianci                                              4 Metrotech Center
Vice President and Portfolio Manager                           Brooklyn, NY 11245

Timothy G. Connors                                             Independent Auditors
Vice President and Senior Portfolio Manager                    Ernst & Young LLP
                                                               Two Commerce Square
George E. Deming                                               Philadelphia, PA 19103
Vice President and Senior Portfolio Manager
                                                               Investment Advisers
Elizabeth A. Desmond                                           Delaware Management Company
Director and Senior Portfolio Manager                          One Commerce Square
Delaware International Advisers Ltd.                           Philadelphia, PA 19103

J. Paul Dokas                                                  Delaware International Advisers Ltd.
Vice President and Senior Portfolio Manager                    Third Floor
                                                               80 Cheapside
Jude T. Driscoll                                               London, England EC2V 6EE
Executive Vice President and Senior Portfolio Manager


This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax 215-255-1162





AR-DPT [10/00] KWD 12/00
(4085) (J6508)